    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 1999
                                                   REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ---------------------
                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933            [X]

                            ---------------------
                          PRE-EFFECTIVE AMENDMENT NO.            [ ]
                          POST-EFFECTIVE AMENDMENT NO.           [ ]

                             ---------------------
                           MORGAN STANLEY DEAN WITTER
                          NATURAL RESOURCE DEVELOPMENT
                                SECURITIES INC.
               (Exact Name of Registrant as Specified in Charter)
   (formerly named Dean Witter Natural Resource Development Securities Inc.)


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)


                                 212-392-1600
                        (Registrant's Telephone Number)


                               BARRY FINK, ESQ.
                            Two World Trade Center
                           New York, New York 10048
                    (Name and Address of Agent for Service)

                             ---------------------
                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                             Mayer, Brown & Platt
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------
     It is proposed that this filing will become effective on the thirtieth day after the date of the filing, pursuant to Rule 488.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS.
2-70421; 811-3129).
--------------------------------------------------------------------------------

                                   FORM N-14

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933




PART A OF FORM N-14 ITEM NO.               PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   ---------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                               *
2 (a) ........................                               *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                               *
  (c) ........................                               *
  (d) ........................                               *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of Morgan Stanley Dean Witter Precious Metals
                                 and Minerals Trust
  (b) ........................   Available Information
  (c) ........................                               *
  (d) ........................                               *
7 (a) ........................   Introduction -- Proxies
  (b) ........................                               *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                               *
9   ..........................                               *


PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   ---------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                               *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                  Natural Resource Development Securities Inc.
  (b) ........................                               *
  (c) ........................
13(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Precious Metals and Minerals Trust
  (b) ........................                               *
  (c) ........................                               *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 February 28, 1999. Morgan Stanley Dean Witter
                                 Precious Metals and Minerals Trust's Annual
                                 Report for the fiscal year ended October 31,
                                 1998 and Semi-Annual Report for the six month
                                 period ended April 30, 1999.


 PART C OF FORM N-14 ITEM NO.     OTHER INFORMATION HEADING
------------------------------   --------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                          MORGAN STANLEY DEAN WITTER
                      PRECIOUS METALS AND MINERALS TRUST

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 21, 1999


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS
TRUST:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals") to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on December 21, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:


1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 29, 1999 (the "Reorganization Agreement"), between Precious Metals and Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource"), pursuant to which substantially all of the assets of Precious Metals would be combined with those of Natural Resource and shareholders of Precious Metals would become shareholders of Natural Resource receiving shares of Natural Resource with a value equal to the value of their holdings in Precious Metals (the "Reorganization"); and

2. To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 3, 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF PRECIOUS METALS RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.



                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

September  , 1999


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY DEAN WITTER
                 NATURAL RESOURCE DEVELOPMENT SECURITIES INC.


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                         ACQUISITION OF THE ASSETS OF
         MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST


                       BY AND IN EXCHANGE FOR SHARES OF MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals") in connection with an Agreement and Plan of Reorganization, dated July 29, 1999 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Precious Metals will be combined with those of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource") in exchange for shares of Natural Resource (the "Reorganization"). As a result of this transaction, shareholders of Precious Metals will become shareholders of Natural Resource and will receive shares of Natural Resource with a value equal to the value of their holdings in Precious Metals. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Precious Metals and Natural Resource, attached hereto as Exhibit A. The address of Precious Metals is that of Natural Resource set forth above. This Proxy Statement also constitutes a Prospectus of Natural Resource, which is dated September , 1999, filed by Natural Resource with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Natural Resource is an open-end diversified management investment company whose investment objective is to seek capital growth. The fund seeks to achieve its objective by investing at least 65% of its assets in common stocks of companies engaged in the natural resource and related businesses.

     This Proxy Statement and Prospectus sets forth concisely information about Natural Resource that shareholders of Precious Metals should know before voting on the Reorganization Agreement. A copy of the Prospectus for Natural Resource dated June 30, 1999, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Natural Resource's Annual Report for the fiscal year ended February 28, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated September , 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Precious Metals' Prospectus, dated February 22, 1999, and Annual Report for its fiscal year ended October 31, 1998 and the succeeding unaudited Semi-Annual Report for the six months ended April 30, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        THIS PROXY STATEMENT AND PROSPECTUS IS DATED SEPTEMBER  , 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                           PAGE
                                                                                          -----
INTRODUCTION ..........................................................................      1
  General .............................................................................      1
  Record Date; Share Information ......................................................      1
  Proxies .............................................................................      2
  Expenses of Solicitation ............................................................      2
  Vote Required .......................................................................      3
SYNOPSIS ..............................................................................      3
  The Reorganization ..................................................................      3
  Fee Table ...........................................................................      4
  Tax Consequences of the Reorganization ..............................................      7
  Comparison of Precious Metals and Natural Resource ..................................      7
PRINCIPAL RISK FACTORS ................................................................     10
THE REORGANIZATION ....................................................................     11
  The Proposal ........................................................................     11
  The Board's Consideration ...........................................................     11
  The Reorganization Agreement ........................................................     13
  Tax Aspects of the Reorganization ...................................................     14
  Description of Shares ...............................................................     15
  Capitalization Table (unaudited) ....................................................     16
  Appraisal Rights ....................................................................     16
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ........................     16
  Investment Objectives and Policies ..................................................     16
  Investment Restrictions .............................................................     18
ADDITIONAL INFORMATION ABOUT PRECIOUS METALS AND NATURAL
 RESOURCE .............................................................................     18
  General .............................................................................     18
  Financial Information ...............................................................     18
  Management ..........................................................................     18
  Description of Securities and Shareholder Inquiries .................................     18
  Dividends, Distributions and Taxes ..................................................     19
  Purchases, Repurchases and Redemptions ..............................................     19
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ...........................................     19
FINANCIAL STATEMENTS AND EXPERTS ......................................................     19
LEGAL MATTERS .........................................................................     19
AVAILABLE INFORMATION .................................................................     20
OTHER BUSINESS ........................................................................     20
Exhibit A - Agreement and Plan of Reorganization, dated July 29, 1999, by and between
 Precious Metals and Natural Resource .................................................    A-1
Exhibit B - Prospectus of Natural Resource dated June 30, 1999 ........................    B-1

                          MORGAN STANLEY DEAN WITTER
                      PRECIOUS METALS AND MINERALS TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 21, 1999


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Precious Metals (the "Board") of proxies to be used at the Special Meeting of Shareholders of Precious Metals to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on December 21, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about September , 1999.

     At the Meeting, Precious Metals shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 29, 1999 (the "Reorganization Agreement"), between Precious Metals and Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource") pursuant to which substantially all of the assets of Precious Metals will be combined with those of Natural Resource in exchange for shares of Natural Resource. As a result of this transaction, Shareholders will become shareholders of Natural Resource and will receive shares of Natural Resource equal to the value of their holdings in Precious Metals on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Natural Resource that corresponds to the class of shares of Precious Metals currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Precious Metals will receive Class A, Class B, Class C and Class D shares of Natural Resource, respectively. The shares to be issued by Natural Resource pursuant to the Reorganization (the "Natural Resource Shares") will be issued at net asset value without an initial sales charge. Further information relating to Natural Resource is set forth herein and in Natural Resource's current Prospectus, dated June 30, 1999 ("Natural Resource's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Precious Metals contained herein has been supplied by Precious Metals and the information concerning Natural Resource contained herein has been supplied by Natural Resource.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on September 3, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record

Date, there were         shares of Precious Metals issued and outstanding.
Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Precious Metals as of the Record
Date: As of the Record Date, the trustees and officers of Precious Metals, as a group, owned less than 1% of the outstanding shares of Precious Metals.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Natural Resource as of the Record
Date: As of the Record Date, the trustees and officers of Natural Resource, as a group, owned less than 1% of the outstanding shares of Natural Resource.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Precious Metals at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Precious Metals present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Precious Metals which expenses are expected to approximate $125,000. Precious Metals and Natural Resource will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Precious Metals, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW

Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Precious Metals has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED


     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Precious Metals represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Precious Metals will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS


     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Natural Resource's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Precious Metals, subject to stated liabilities, to Natural Resource in exchange for the Natural Resource Shares. The aggregate net asset value of the Natural Resource Shares issued in the exchange will equal the aggregate value of the net assets of Precious Metals received by Natural Resource. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Precious Metals will distribute the Natural Resource Shares received by Precious Metals to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Precious Metals and Precious Metals will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Natural Resource Shares equal in value to such Shareholder's pro rata interest in the net assets of Precious Metals transferred to Natural Resource. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Natural Resource that corresponds to the class of shares of Precious Metals currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Precious Metals will become holders of Class A, Class B, Class C and Class D shares of Natural Resource, respectively. Shareholders holding their shares of Precious Metals in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Natural Resource; however, such Shareholders will not be able to redeem, transfer or exchange the Natural Resource Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF PRECIOUS METALS ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF PRECIOUS METALS AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Precious Metals and Natural Resource each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table briefly describes the fees and expenses that a shareholder of Precious Metals and Natural Resource may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Precious Metals for its fiscal year ended October 31, 1998, and by Natural Resource for its fiscal year ended February 28, 1999. The table also sets forth pro forma fees for the surviving combined fund (Natural Resource) reflecting what the fee schedule would have been on February 28, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Fees


                                                              PRECIOUS          NATURAL          PRO FORMA
                                                               METALS           RESOURCE          COMBINED
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................      5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS
Class A ...............................................      none              none              none
Class B ...............................................      none              none              none
Class C ...............................................      none              none              none
Class D ...............................................      none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................      none (2)          none (2)          none (2)
Class B ...............................................      5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................      1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................      none              none              none

                     PRECIOUS     NATURAL     PRO FORMA
                      METALS     RESOURCE      COMBINED
                    ---------   ----------   -----------
REDEMPTION FEES
Class A .........   none        none         none
Class B .........   none        none         none
Class C .........   none        none         none
Class D .........   none        none         none
EXCHANGE FEE
Class A .........   none        none         none
Class B .........   none        none         none
Class C .........   none        none         none
Class D .........   none        none         none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)




                                               PRECIOUS      NATURAL     PRO FORMA
                                                METALS      RESOURCE      COMBINED
                                              ----------   ----------   -----------
MANAGEMENT FEES
Class A ...................................       0.80%        0.62%        0.62%
Class B ...................................       0.80%        0.62%        0.62%
Class C ...................................       0.80%        0.62%        0.62%
Class D ...................................       0.80%        0.62%        0.62%
DISTRIBUTION AND SERVICE (12B-1) FEES(5)(6)
Class A ...................................       0.23%        0.24%        0.23%
Class B ...................................       1.00%        1.00%        1.00%
Class C ...................................       1.00%        1.00%        1.00%
Class D ...................................        none         none         none
OTHER EXPENSES (7)
Class A ...................................       0.98%        0.28%        0.29%
Class B ...................................       0.98%        0.28%        0.29%
Class C ...................................       0.98%        0.28%        0.29%
Class D ...................................       0.98%        0.28%        0.29%
TOTAL ANNUAL FUND OPERATING EXPENSES
Class A ...................................       2.01%        1.14%        1.14%
Class B ...................................       2.78%        1.90%        1.91%
Class C ...................................       2.78%        1.90%        1.91%
Class D ...................................       1.78%        0.90%        0.91%

----------
(1) Reduced for purchases of $25,000 and over (see "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements -- Class C Shares" in each fund's Prospectus).

(5) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Share Class Arrangements" in each fund's Prospectus).

(7) The Investment Manager has agreed to reimburse or waive $50,000 in expenses of the Combined Fund for the first year of combined operations.


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Precious Metals or Natural Resource or the new combined fund (Natural Resource), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

     If a Shareholder SOLD His Shares:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Precious Metals
 Class A .........     $718      $1,122      $1,551      $2,740
 Class B .........     $781      $1,162      $1,669      $3,109
 Class C .........     $381      $  862      $1,469      $3,109
 Class D .........     $181      $  560      $  964      $2,095
Natural Resource
 Class A .........     $640      $  870      $1,120      $1,840
 Class B .........     $690      $  900      $1,230      $2,220
 Class C .........     $290      $  600      $1,030      $2,220
 Class D .........     $ 90      $  290      $  500      $1,110
Pro Forma Combined
 Class A .........     $640      $  870      $1,120      $1,840
 Class B .........     $690      $  900      $1,230      $2,230
 Class C .........     $290      $  600      $1,030      $2,230
 Class D .........     $ 90      $  290      $  500      $1,120

     A Shareholder HELD His Shares:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Precious Metals
 Class A .........     $718      $1,122      $1,551      $2,740
 Class B .........     $281      $  862      $1,469      $3,109
 Class C .........     $281      $  862      $1,469      $3,109
 Class D .........     $181      $  560      $  964      $2,095
Natural Resource
 Class A .........     $640      $  870      $1,120      $1,840
 Class B .........     $190      $  600      $1,030      $2,220
 Class C .........     $190      $  600      $1,030      $2,220
 Class D .........     $ 90      $  290      $  500      $1,110
Pro Forma Combined
 Class A .........     $640      $  870      $1,120      $1,840
 Class B .........     $190      $  600      $1,030      $2,230
 Class C .........     $190      $  600      $1,030      $2,230
 Class D .........     $ 90      $  290      $  500      $1,120

     LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF PRECIOUS METALS AND NATURAL RESOURCE MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Precious Metals and Natural Resource -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Precious Metals will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Precious Metals or the shareholders of Precious Metals for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF PRECIOUS METALS AND NATURAL RESOURCE

     INVESTMENT OBJECTIVES AND POLICIES. Precious Metals and Natural Resource are funds which have similar although not identical investment objectives. The investment objective of Precious Metals is long-term capital appreciation. The investment objective of Natural Resource is capital growth.

     Precious Metals seeks to achieve its investment objective by normally investing at least 65% of its assets in the common stock and other securities of companies principally engaged in the precious metals and minerals business. These include companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals -- or in financing, managing or operating companies engaged in these activities. Precious Metals may also invest a portion of its assets in gold, silver, platinum and palladium bullion and coins (or certificates, receipts or contracts representing ownership interests in these metals). Natural Resource seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies engaged in the natural resource and related areas. These include companies involved in the exploration, development, production or distribution of natural resources or in the development of energy-efficient technologies or in providing natural resource related supplies or services. In addition to precious metals, such natural resources also include oil, gas, coal, minerals, water, timberland and forest products. Up to 35% of the assets of Precious Metals may be invested in common stocks of companies not engaged in the precious metals and minerals business, as well as in U.S. Government securities and money market instruments. Natural Resource may invest up to 35% of its assets in common stock of companies not in the natural resources areas, as well as in investment grade corporate debt securities, U.S. Government securities and money market instruments. Both funds may invest greater than 35% of their assets in various money market instruments or cash when market conditions warrant a reduction of the funds' securities holdings in order to adopt a temporary defensive posture. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Precious Metals and Natural Resource are not fundamental and may be changed by their respective Boards of Trustees.

     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Precious Metals and Natural Resource obtain management services from MSDW Advisors. With respect to Precious Metals, the fund pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.80% of the fund's average daily net assets. With respect to Natural Resource, the fund pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.625% to the portion of the fund's average daily net assets not exceeding $250 million and 0.50% to the portion of such daily net assets exceeding $250 million. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.

     Both Precious Metals and Natural Resource have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Precious Metals's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. In the case of Natural Resource's Class B shares, Natural Resource's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of (i) 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares since the implementation of the Plan on July 2, 1984 or
(b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since implementation of the Plan. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Natural Resource's shares, see the section entitled "Share Class Arrangements" in Natural Resource's Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Precious Metals and Natural Resource are set forth below under "Purchases, Exchanges and Redemptions."

     OTHER SIGNIFICANT FEES. Both Precious Metals and Natural Resource pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):




                                         CLASS B SHARES OF PRECIOUS METALS AND
   YEAR SINCE PURCHASE PAYMENT MADE                NATURAL RESOURCE
-------------------------------------   --------------------------------------
     First ..........................               5.0%
     Second .........................               4.0%
     Third ..........................               3.0%
     Fourth .........................               2.0%
     Fifth ..........................               2.0%
     Sixth ..........................               1.0%
     Seventh and thereafter .........               none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Natural Resource and Precious Metals are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Natural Resource's shares, see the section entitled "Share Class Arrangements" in Natural Resource's Prospectus.

     Shares of each class of Precious Metals and Natural Resource may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Precious Metals and Natural Resource may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Precious Metals and Natural Resource may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Natural Resource).

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time a Natural Resource or Precious Metals shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Precious Metals and Natural Resource provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Natural Resource, see the section entitled "How to Exchange Shares" in Natural Resource's Prospectus.

     Shareholders of Precious Metals and Natural Resource may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Precious Metals and Natural Resource offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Precious Metals and Natural Resource may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Precious Metals and Natural Resource each pay dividends from net investment income at least once each year. Both funds distribute net capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Natural Resource and Precious Metals will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted.

     Both funds may invest their assets in foreign securities (up to 100% for Precious Metals and up to 25% for Natural Resource) and, as such, are subject to risks that are in addition to the risks associated with domestic securities. One such additional risk is currency risk. While the price of a fund's shares is quoted in U.S. dollars, the fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S.

     Because both funds concentrate their investments in particular industries, both funds' shares may be more volatile than that of investment companies that do not similarly concentrate their investments and the overall portfolio of each fund could decline due to developments specific to their respective industries. Precious Metals invests to a greater extent than Natural Resource in gold and other precious metals and minerals. Investments related to gold and other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate widely over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of these precious metals, changes in industrial and commercial demand, and metal sales by governments, central banks or international agencies. Prices also may fluctuate widely due to investment speculation, monetary and other economic policies of various governments and governmental restrictions on the private ownership of certain precious metals and minerals. Additionally, the precious metals and minerals securities in which Precious Metals may invest may not necessarily move in tandem with the prices of actual precious metals and minerals. At the present time, there are five major producers of gold bullion. In order of magnitude they are: the Republic of South Africa, the successor states of the former Soviet Union, Canada, the United States and Australia. Political and economic conditions in these countries may have a direct effect on the mining, distribution and price of gold and sales of central bank gold holdings.

     Investments in natural resource industries can be significantly affected by events relating to those industries, such as international political and economic developments, energy conservation, the success of exploration projects, tax and other government regulations, as well as other factors.

     Precious Metals and Natural Resource each may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date. Both Precious Metals and Natural Resource may engage in options and futures transactions which involve certain risks. Additionally, both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions, all of which involve certain special risks.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Precious Metals and in Natural Resource's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Precious Metals, including the Independent Trustees, having reviewed the financial position of Precious Metals and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Precious Metals and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Precious Metals.


THE BOARD'S CONSIDERATION

     At a meeting held on July 29, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Precious Metals and Natural Resource. The Board also considered other factors, including, but not limited to: the steadily shrinking asset base of Precious Metals which may affect the long-term economic viability of the fund because of higher costs and disadvantageous economies of scale; the general compatibility of the investment objectives, policies, restrictions and portfolios of Precious Metals and Natural Resource; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Precious Metals and Natural Resource in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Precious Metals considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" will be significantly lower on a percentage basis than the expenses per share of each corresponding class of Precious Metals. In part, this is because the estimated current rate of the investment management fee to be paid by the surviving Natural Resource (0.62% of average daily net assets) would be lower than the rate of the investment management fee currently paid by Precious Metals (0.80% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Precious Metals was higher (for its fiscal year ended October 31, 1998) than the expense ratio for each corresponding class of Natural Resource (for its fiscal year ended February 28, 1999).

     2. Shareholders will be able to participate in an expanded diversified portfolio of worldwide issuers consisting not only of precious metals companies but also other companies in the entire natural resources industry, through investment in Natural Resource.

     3. The Reorganization is intended to qualify as a tax-free reorganization for Federal income tax purposes, pursuant to which no gain or loss will be recognized by Precious Metals or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     4. The Board also took into consideration that absent the Reorganization, Natural Resource will continue to compete for investor funds with Precious Metals and that it appeared unlikely that Precious Metals would experience a material growth in assets in the future. The Reorganization should allow for more concentrated selling efforts to the benefit of both Precious Metals and Natural Resource shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of Natural Resource, including a majority of the Independent Trustees of Natural Resource, also have determined that the Reorganization is in the best interests of Natural Resource and its shareholders and that the interests of existing shareholders of Natural Resource will not be diluted as a result thereof. The transaction will enable Natural Resource to acquire investment securities which are consistent with Natural Resource's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Natural Resource's portfolio will cause Natural Resource to reach a lower breakpoint rate reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint in the management fee schedule. As a result, future additions of assets will be assessed at the lower rate. Furthermore, like the Shareholders of Precious Metals, the shareholders of Natural Resource may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Precious Metals will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Precious Metals as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Natural Resource on the Closing Date in exchange for the assumption by Natural Resource of stated liabilities of Precious Metals, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Precious Metals prepared by the Treasurer of Precious Metals as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Natural Resource Shares;
(ii) such Natural Resource Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Precious Metals would be dissolved; and (iv) the outstanding shares of Precious Metals would be canceled.

     The number of Natural Resource Shares to be delivered to Precious Metals will be determined by dividing the aggregate net asset value of each class of shares of Precious Metals acquired by Natural Resource by the net asset value per share of the corresponding class of shares of Natural Resource; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Precious Metals and Natural Resource may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Precious Metals had an aggregate net asset value (not including any Cash Reserve of Precious Metals) of $100,000. If the net asset value per Class B share of Natural Resource were $10 per share at the close of business on the Valuation Date, the number of Class B shares Natural Resource to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Natural Resource would be distributed to the former Class B shareholders of Precious Metals. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Precious Metals will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Natural Resource Shares it receives. Each Shareholder will receive the class of shares of Natural Resource that corresponds to the class of shares of Precious Metals currently held by that Shareholder. Accordingly, the Natural Resource Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Natural Resource will be distributed to holders of Class A, Class B, Class C and Class D shares of Precious Metals, respectively. Natural Resource will cause its transfer agent to credit and confirm an appropriate number of Natural Resource Shares to each Shareholder. Certificates for Natural Resource Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Natural Resource. Shareholders who wish to receive certificates representing their Natural Resource Shares must, after receipt of their confirmations, make a written request to Natural Resource's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Precious Metals holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Natural Resource; however, such Shareholders will not be able to redeem, transfer or exchange the Natural Resource Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Precious Metals or Natural Resource. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Precious Metals, which expenses are expected to approximate $125,000. Precious Metals and Natural Resource will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Precious Metals and Natural Resource. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2000, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Precious Metals shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Precious Metals that received Natural Resource Shares. Precious Metals shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Natural Resource to Shareholders of record of Precious Metals.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Precious Metals (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Natural Resource Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Precious Metals recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Precious Metals at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Precious Metals thereafter will be treated as requests for redemption of shares of Natural Resource.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Precious Metals will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Precious Metals' investment company taxable income for all periods since the inception of Precious Metals through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Precious Metals' net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, Precious Metals and Natural Resource will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Precious

Metals and Natural Resource (including a representation to the effect that Natural Resource has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Precious Metals acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of Precious Metals' assets in exchange for the Natural Resource Shares and the assumption by Natural Resource of certain stated liabilities of Precious Metals followed by the distribution by Precious Metals of the Natural Resource Shares to Shareholders in exchange for their Precious Metals shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Precious Metals and Natural Resource will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Natural Resource upon the receipt of the assets of Precious Metals solely in exchange for the Natural Resource Shares and the assumption by Natural Resource of the stated liabilities of Precious Metals;

     3. No gain or loss will be recognized by Precious Metals upon the transfer of the assets of Precious Metals to Natural Resource in exchange for the Natural Resource Shares and the assumption by Natural Resource of the stated liabilities or upon the distribution of Natural Resource Shares to Shareholders in exchange for their Precious Metals shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Precious Metals for the Natural Resource Shares;

     5. The aggregate tax basis for the Natural Resource Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Precious Metals held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Natural Resource Shares to be received by each Shareholder will include the period during which the shares in Precious Metals surrendered in exchange therefor were held (provided such shares in Precious Metals were held as capital assets on the date of the Reorganization);


     7. The tax basis of the assets of Precious Metals acquired by Natural Resource will be the same as the tax basis of such assets of Precious Metals immediately prior to the Reorganization; and

     8. The holding period of the assets of Precious Metals in the hands of Natural Resource will include the period during which those assets were held by Precious Metals.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

     Natural Resource shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Natural Resource and transferable without restrictions and will have no preemptive rights. Class B shares of Natural Resource, like Class B shares of Precious Metals, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Natural Resource and Precious Metals as of June 30, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:




                                                                        NET ASSET
                                                           SHARES         VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                      --------------   -------------   ----------
           CLASS A
-----------------------------------
Precious Metals ...................   $  1,258,234         263,581      $  4.77
Natural Resource ..................   $  1,027,034          76,852      $ 13.36
Combined Fund (pro forma) .........   $  2,285,268         171,031      $ 13.36
           CLASS B
------------------------------------
Precious Metals ...................   $ 27,659,664       5,884,748      $  4.70
Natural Resource ..................   $190,824,589      14,493,803      $ 13.17
Combined Fund (pro forma) .........   $218,484,253      16,594,005      $ 13.17
           CLASS C
------------------------------------
Precious Metals ...................   $  1,893,501         403,014      $  4.70
Natural Resource ..................   $  2,183,056         166,013      $ 13.15
Combined Fund (pro forma) .........   $  4,076,557         310,005      $ 13.15
           CLASS D
------------------------------------
Precious Metals ...................   $    780,594         164,832      $  4.74
Natural Resource ..................   $ 21,052,317       1,568,281      $ 13.42
Combined Fund (pro forma) .........   $ 21,832,911       1,626,447      $ 13.42

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     Precious Metals and Natural Resource each are funds which have similar although not identical investment objectives. The investment objective of Precious Metals is long-term capital appreciation. The investment objective of Natural Resource is capital growth. Precious Metals concentrates its investments in the precious metals and minerals industry. Natural Resource concentrates its investments in the natural resource industry which is a broad industry group that includes not only precious metals and minerals but additionally oil, gas, coal, water, timberland and forest products. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of securities in accordance with their respective investment strategies set forth below.

     Natural Resource normally invests at least 65% of its assets in common stocks of domestic and foreign companies engaged in the natural resource and related business such as in the exploration, development, production or distribution of natural resources, the development of energy-efficient technologies or in providing natural resource related supplies or services.

     In selecting securities for Natural Resource, the Investment Manager invests in companies that it believes are responsive to domestic and world demand for natural resources. Such companies may include those which own or process natural resources, such as precious metals, other minerals, water, timberland and forest products; own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass; participate in the exploration for and development of natural resource supplies from new and conventional sources; own or control oil, gas, or other mineral leases, rights or royalty interests; provide natural resource transportation, distribution or processing services, such as refining and pipeline services; provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; or contribute energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.

     Precious Metals normally invests at least 65% of its assets in common stock and other securities of foreign and domestic companies engaged in the precious metals and minerals business such as companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in financing, managing or operating companies engaged in these activities. The Investment Manager invests in companies which it believes have growth potential based on a wide variety of factors.

     Both Precious Metals and Natural Resource respectively may invest up to 35% of their total assets in common stock of companies not in the precious metals or natural resource businesses, in U.S. Government securities, corporate debt securities rated investment grade by Moody's or S&P or if not rated, as deemed to be of comparable quality by the Adviser (Natural Resource), and money market instruments.

     During periods in which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of each fund's securities holdings, each fund may adopt a temporary "defensive" posture in which greater than 35% of each fund's total assets are invested in money market instruments or cash.

     Both funds invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies or in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"); however, Natural Resource may only invest up to 25% of its total assets in securities of foreign issuers which are not Canadian issuers or which are not listed in the U.S. on a national securities exchange while Precious Metals has no such policy. Additionally, Precious Metals may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.

     Both Precious Metals and Natural Resource may engage in options and futures transactions. Both funds may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies (Precious Metals) and may purchase and sell (write) options on the U.S. dollar and foreign currencies (Precious Metals) which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Both funds may write covered call options on portfolio securities and currencies (Precious Metals) without limit, in order to hedge against the decline in the value of a security or currency (Precious Metals) in which such security is denominated and to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 10% of their respective total assets and may invest in stock index options. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency (Precious Metals) ("currency" futures), as well as on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).

     Both Natural Resource and Precious Metals may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 5% of their respective total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation).

     The investment policies of both Precious Metals and Natural Resource are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in each fund's Prospectus and "Description of the Fund and Its Investments and Risks" in each fund's Statement of Additional Information.


INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Precious Metals and Natural Resource as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Natural Resource may not, as to 100% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities); Precious Metals has a similar restriction with respect to 75% of its total assets; (b) Precious Metals may not purchase warrants if as a result the fund would have more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; Natural Resource has adopted this restriction but not as a fundamental policy; and (c) Natural Resource may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; Precious Metals may purchase securities of other investment companies in an amount of up to 10% of its total assets.


                 ADDITIONAL INFORMATION ABOUT PRECIOUS METALS
                             AND NATURAL RESOURCE


GENERAL

     For a discussion of the organization and operation of Natural Resource and Precious Metals, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Natural Resource and Precious Metals, see "Financial Highlights" and "Past Performance" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Natural Resource and Precious Metals, see "Fund Management" in their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Precious Metals and Natural Resource, and information regarding shareholder inquiries, see Capital Stock and Other Securities in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


     For a discussion of Natural Resource's and Precious Metals' policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."


PURCHASES, REPURCHASES AND REDEMPTIONS


     For a discussion of how Natural Resource's and Precious Metals' shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Natural Resource's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended February 28, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Precious Metals, see its Annual Report for its fiscal year ended October 31, 1998 and its unaudited Semi-Annual Report for the six months ended April 30, 1999.


                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Natural Resource, for the year ended February 28, 1999, and Precious Metals, for the year ended October 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Natural Resource will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Piper & Marbury L.L.P. as to matters of Maryland law.

                             AVAILABLE INFORMATION

     Additional information about Precious Metals and Natural Resource is available, as applicable, in the following documents which are incorporated herein by reference: (i) Natural Resource's Prospectus dated June 30, 1999, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 26 to Natural Resource's Registration Statement on Form N-1A (File Nos. 2-70421; 811-3129); (ii) Natural Resource's Annual Report for its fiscal year ended February 28, 1999, accompanying this Proxy Statement and Prospectus; (iii) Precious Metals' Prospectus dated February 22, 1999, which Prospectus forms a part of Post-Effective Amendment No. 11 to Precious Metals' Registration Statement on Form N-1A (File Nos. 33-32872; 811-5988); and (iv) Precious Metals' Annual Report for its fiscal year ended October 31, 1998 and its unaudited Semi-Annual Report for its six months ended April 30, 1999. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

     Precious Metals and Natural Resource are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Precious Metals and Natural Resource which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


                                OTHER BUSINESS

     Management of Precious Metals knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                        By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


September   , 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 29th day of July, 1999, by and between MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC., a Maryland corporation ("Natural Resource") and MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST, a Massachusetts business trust ("Precious Metals").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Natural Resource of substantially all of the assets of Precious Metals in exchange for the assumption by Natural Resource of all stated liabilities of Precious Metals and the issuance by Natural Resource of shares of common stock, par value $0.01 per share (the "Natural Resource Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Precious Metals in liquidation of Precious Metals as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF PRECIOUS METALS

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Precious Metals agrees to assign, deliver and otherwise transfer the Precious Metals Assets (as defined in paragraph 1.2) to Natural Resource and Natural Resource agrees in exchange therefor to assume all of Precious Metals' stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Precious Metals the number of Natural Resource Shares, including fractional Natural Resource Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Precious Metals Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Precious Metals, and any deferred or prepaid expenses shown as an asset on Precious Metals' books on the Valuation Date.

     (b) On or prior to the Valuation Date, Precious Metals will provide Natural Resource with a list of all of Precious Metals' assets to be assigned, delivered and otherwise transferred to Natural Resource and of the stated liabilities to be assumed by Natural Resource pursuant to this Agreement. Precious Metals reserves the right to sell any of the securities on such list but will not, without the prior approval of Natural Resource, acquire any additional securities other than securities of the type in which Natural Resource is permitted to invest and in amounts agreed to in writing by Natural Resource. Natural Resource will, within a reasonable time prior to the Valuation Date, furnish Precious Metals with a statement of Natural Resource's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Natural Resource's investment objective, policies and restrictions. In the event that Precious Metals holds any investments that Natural Resource is not permitted to hold, Precious Metals will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Precious Metals and Natural Resource, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Natural Resource with respect to such investments, Precious

Metals if requested by Natural Resource will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Precious Metals will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Natural Resource will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Precious Metals prepared by the Treasurer of Precious Metals as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Precious Metals may establish a cash reserve, which shall not exceed 5% of Precious Metals' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Precious Metals and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Precious Metals to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Precious Metals will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Precious Metals will distribute Natural Resource Shares received by Precious Metals pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Precious Metals Shareholders"). Each Precious Metals Shareholder will receive the class of shares of Natural Resource that corresponds to the class of shares of Precious Metals currently held by that Precious Metals Shareholder. Accordingly, the Natural Resource Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Natural Resource will be distributed to holders of Class A, Class B, Class C and Class D shares of Precious Metals, respectively. Such distribution will be accomplished by an instruction, signed by Precious Metals' Secretary, to transfer Natural Resource Shares then credited to Precious Metals' account on the books of Natural Resource to open accounts on the books of Natural Resource in the names of the Precious Metals Shareholders and representing the respective pro rata number of Natural Resource Shares due such Precious Metals Shareholders. All issued and outstanding shares of Precious Metals simultaneously will be canceled on Precious Metals' books; however, share certificates representing interests in Precious Metals will represent a number of Natural Resource Shares after the Closing Date as determined in accordance with paragraph 2.3. Natural Resource will issue certificates representing Natural Resource Shares in connection with such exchange only upon the written request of a Precious Metals Shareholder.

     1.6 Ownership of Natural Resource Shares will be shown on the books of Natural Resource's transfer agent. Natural Resource Shares will be issued in the manner described in Natural Resource's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Natural Resource Shares in a name other than the registered holder of Natural Resource Shares on Precious Metals' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Natural Resource Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Precious Metals is and shall remain the responsibility of Precious Metals up to and including the date on which Precious Metals is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Precious Metals shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Precious Metals as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Precious Metals, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Precious Metals for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Precious Metals shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of Precious Metals in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Natural Resource or their designee and Natural Resource or its designee shall comply with applicable record retention requirements to which Precious Metals is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Precious Metals Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Precious Metals of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Natural Resource's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Natural Resource Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Natural Resource's then current Prospectus and Statement of Additional Information.

     2.3 The number of Natural Resource Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Precious Metals shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Natural Resource (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Precious Metals shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Natural Resource. Natural Resource shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Precious Metals and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Natural Resource, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Precious Metals to the Custodian for the account of Natural Resource on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Natural Resource Development Securities Inc."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Natural Resource and Precious Metals, accurate appraisal of the value of the net assets of Natural Resource or the Precious Metals Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Precious Metals shall deliver to Natural Resource or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Precious Metals Shareholders and the number and percentage ownership of outstanding Precious Metals shares owned by each such Precious Metals Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Precious Metals Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Natural Resource shall issue and deliver to such Secretary a confirmation evidencing delivery of Natural Resource Shares to be credited on the Closing Date to Precious Metals or provide evidence satisfactory to Precious Metals that such Natural Resource Shares have been credited to Precious Metals' account on the books of Natural Resource. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF NATURAL RESOURCE AND PRECIOUS METALS

     4.1 Except as otherwise expressly provided herein with respect to Precious Metals, Natural Resource and Precious Metals each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Natural Resource will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Natural Resource Shares ("Registration Statement"). Precious Metals will provide Natural Resource with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Precious Metals will further provide Natural Resource with such other information and documents relating to Precious Metals as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Precious Metals will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Precious Metals will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Natural Resource will furnish Precious Metals with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Natural Resource as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Precious Metals will assist Natural Resource in obtaining such information as Natural Resource reasonably requests concerning the beneficial ownership of Precious Metals shares.

     4.5 Subject to the provisions of this Agreement, Natural Resource and Precious Metals will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Precious Metals shall furnish or cause to be furnished to Natural Resource within 30 days after the Closing Date a statement of Precious Metals' assets and liabilities as of the Closing Date, which statement shall be certified by Precious Metals' Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Precious Metals shall furnish Natural Resource, in such form as is reasonably satisfactory to Natural Resource, a statement certified by Precious Metals' Treasurer of Precious Metals' earnings and profits for Federal income tax purposes that will be carried over to Natural Resource pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Precious Metals (a) shall prepare and file all Federal and other tax returns and reports of Precious Metals required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Natural Resource agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Natural Resource represents and warrants to Precious Metals as follows:

     (a) Natural Resource is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

     (b) Natural Resource is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Natural Resource have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Natural Resource are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Natural Resource is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Natural Resource conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Natural Resource is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Natural Resource's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Natural Resource is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Natural Resource or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Natural Resource knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended February 28, 1999, of Natural Resource certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Precious Metals), fairly present, in all material respects, Natural Resource's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Natural Resource (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Natural Resource Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Natural Resource's current Prospectus incorporated by reference in the Registration Statement. Natural Resource does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Natural Resource, and this Agreement constitutes a valid and binding obligation of Natural Resource enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Natural Resource's performance of this Agreement;

     (j) Natural Resource Shares to be issued and delivered to Precious Metals, for the account of the Precious Metals Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Natural Resource Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Natural Resource's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Natural Resource required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Natural Resource's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Natural Resource has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Natural Resource to continue to meet the requirements of Subchapter M of the Code;

     (m) Since February 28, 1999 there has been no change by Natural Resource in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Natural Resource for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Natural Resource) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Precious Metals represents and warrants to Natural Resource as follows:

     (a) Precious Metals is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Precious Metals is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Precious Metals have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Precious Metals are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Precious Metals is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Precious Metals conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Precious Metals is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Precious Metals' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Precious Metals is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Precious Metals or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Precious Metals knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Precious Metals for the year ended October 31, 1998, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Natural Resource) fairly present, in all material respects, Precious Metals' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Precious Metals (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Precious Metals has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Precious Metals are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Precious Metals' current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Precious Metals does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Natural Resource pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Precious Metals, and subject to the approval of Precious Metals' shareholders, this Agreement constitutes a valid and binding obligation of Precious Metals, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Precious Metals' performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Precious Metals required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Precious Metals' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Precious Metals has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Precious Metals to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Precious Metals will have good and valid title to the Precious Metals Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Precious Metals which have not settled prior to the Closing
   Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Natural Resource will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Precious Metals' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Natural Resource Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Precious Metals for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Precious Metals will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Precious Metals has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Precious Metals is not acquiring Natural Resource Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF PRECIOUS METALS

     The obligations of Precious Metals to consummate the transactions provided for herein shall be subject, at its election, to the performance by Natural Resource of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Natural Resource contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Natural Resource shall have delivered to Precious Metals a certificate of its President and Treasurer, in a form reasonably satisfactory to Precious Metals and dated as of the Closing Date, to the effect that the representations and warranties of Natural Resource made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Precious Metals shall reasonably request;

     6.3 Precious Metals shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Natural Resource, dated as of the Closing Date, to the effect that:

     (a) Natural Resource is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Natural Resource is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Natural Resource and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Precious Metals, is a valid and binding obligation of Natural Resource enforceable against Natural Resource in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Natural Resource Shares to be issued to Precious Metals Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Natural Resource's Statement of Additional Information), and no shareholder of Natural Resource has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Natural Resource's Articles of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Natural Resource of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Natural Resource's 12b-1 plan of distribution from those described in Natural Resource's Prospectus dated June 30, 1999 and Statement of Additional Information dated June 30, 1999.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF NATURAL RESOURCE

     The obligations of Natural Resource to complete the transactions provided for herein shall be subject, at its election, to the performance by Precious Metals of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Precious Metals contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Precious Metals shall have delivered to Natural Resource at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Natural Resource and dated as of the Closing Date, to the effect that the representations and warranties of Precious Metals made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Natural Resource shall reasonably request;

     7.3 Precious Metals shall have delivered to Natural Resource a statement of the Precious Metals Assets and its liabilities, together with a list of Precious Metals' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Precious Metals;

     7.4 Precious Metals shall have delivered to Natural Resource within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Precious Metals for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Precious Metals for the periods covered thereby, (b) for the period from October 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from October 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Precious Metals would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Natural Resource shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to Precious Metals, dated as of the Closing Date to the effect that:

     (a) Precious Metals is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Precious Metals is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Precious Metals and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Natural Resource, is a valid and binding obligation of Precious Metals enforceable against Precious Metals in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Precious Metals' Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Precious Metals of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Precious Metals Assets shall include no assets that Natural Resource, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NATURAL RESOURCE AND PRECIOUS METALS

     The obligations of Precious Metals and Natural Resource hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Precious Metals in accordance with the provisions of Precious Metals' Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Natural Resource;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Natural Resource or Precious Metals to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Natural Resource or Precious Metals;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Precious Metals shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Precious Metals Shareholders all of Precious Metals' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Natural Resource and Precious Metals, which opinion may be relied upon by the shareholders of Precious Metals, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of Precious Metals' assets in exchange for Natural Resource Shares and the assumption by Natural Resource of certain stated liabilities of Precious Metals followed by the distribution by Precious Metals of Natural Resource Shares to the Precious Metals Shareholders in exchange for their Precious Metals shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Precious Metals and Natural Resource will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Natural Resource upon the receipt of the assets of Precious Metals solely in exchange for Natural Resource Shares and the assumption by Natural Resource of the stated liabilities of Precious Metals;

     (c) No gain or loss will be recognized by Precious Metals upon the transfer of the assets of Precious Metals to Natural Resource in exchange for Natural Resource Shares and the assumption by Natural Resource of the stated liabilities or upon the distribution of Natural Resource Shares to the Precious Metals Shareholders in exchange for their Precious Metals shares;

     (d) No gain or loss will be recognized by the Precious Metals Shareholders upon the exchange of the Precious Metals shares for Natural Resource Shares;

     (e) The aggregate tax basis for Natural Resource Shares received by each Precious Metals Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Precious Metals Shares held by each such Precious Metals Shareholder immediately prior to the Reorganization;

     (f) The holding period of Natural Resource Shares to be received by each Precious Metals Shareholder will include the period during which the Precious Metals Shares surrendered in exchange therefor were held (provided such Precious Metals Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Precious Metals acquired by Natural Resource will be the same as the tax basis of such assets to Precious Metals immediately prior to the Reorganization; and

     (h) The holding period of the assets of Precious Metals in the hands of Natural Resource will include the period during which those assets were held by Precious Metals.

     Notwithstanding anything herein to the contrary, neither Natural Resource nor Precious Metals may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Natural Resource shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Precious Metals shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Precious Metals being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Precious Metals' obligations specified in this Agreement), Precious Metals' only obligation hereunder shall be to reimburse Natural Resource for all reasonable out-of-pocket fees and expenses incurred by Natural Resource in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Natural Resource being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Natural Resource's obligations specified in this Agreement), Natural Resource's only obligation hereunder shall be to reimburse Precious Metals for all reasonable out-of-pocket fees and expenses incurred by Precious Metals in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Precious Metals hereunder shall not survive the dissolution and complete liquidation of Precious Metals in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Precious Metals and Natural
Resource;

     (b) by either Natural Resource or Precious Metals by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2000; or

     (c) by either Natural Resource or Precious Metals, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Precious Metals shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Natural Resource or Precious Metals, or the trustees or officers of Natural Resource or Precious Metals, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Natural Resource or Precious Metals, or the trustees or officers of Natural Resource or Precious Metals, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Natural Resource hereunder are solely those of Natural Resource. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Natural Resource shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Natural Resource and signed by authorized officers of Natural Resource acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Precious Metals hereunder are solely those of Precious Metals. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Precious Metals shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Precious Metals and signed by authorized officers of Precious Metals acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title:    Chairman



                                MORGAN STANLEY DEAN WITTER NATURAL
                                RESOURCE DEVELOPMENT SECURITIES INC.



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name: Barry Fink
                                   Title:   Vice President

                                                     PROSPECTUS - JUNE 30, 1999
                                                                      EXHIBIT B
MORGAN STANLEY DEAN WITTER
                                         NATURAL RESOURCE DEVELOPMENT SECURITIES

                                 [COVER PHOTO]

                                         A MUTUAL FUND THAT SEEKS CAPITAL GROWTH

  The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective..................................                   1
                          Principal Investment Strategies.......................                   1
                          Principal Risks.......................................                   2
                          Past Performance......................................                   4
                          Fees and Expenses.....................................                   5
                          Additional Investment Strategy Information............                   6
                          Additional Risk Information...........................                   7
                          Fund Management.......................................                   8

Shareholder Information   Pricing Fund Shares...................................                   9
                          How to Buy Shares.....................................                   9
                          How to Exchange Shares................................                  11
                          How to Sell Shares....................................                  12
                          Distributions.........................................                  14
                          Tax Consequences......................................                  15
                          Share Class Arrangements..............................                  15

Financial Highlights      ......................................................                  23

Our Family of Funds       ......................................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ
                          IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter Natural Resource Development Securities Inc. seeks capital growth.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

           The Fund will normally invest at least 65% of its total assets in common stocks of domestic and foreign companies engaged in the natural resource and related businesses. These companies may be engaged in the exploration, development, production or distribution of natural resources, the development of energy-efficient technologies or in providing natural resource related supplies or services. A company will be considered engaged in the natural resource and related businesses if it derives at least 50% of its revenues from those businesses or it devotes at least 50% of its assets to activities in those businesses. The Investment Manager will seek to identify favorable industries within the natural resource and related business area and will seek to invest in companies with attractive valuations or business prospects within those industries.

           [Sidebar]
           CAPITAL GROWTH
           AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.
           [End Sidebar]

           The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., invests in companies that it believes are responsive to domestic and world demand for natural resources and that engage in the development of natural resources. These companies include those that:

           - own or process natural resources, such as precious metals, other minerals, water, timberland and forest products;

           - own or produce sources of energy such as oil, natural gas, coal, uranium, geothermal, oil shale and biomass;

           - participate in the exploration for and development of natural resource supplies from new and conventional sources;

           - own or control oil, gas, or other mineral leases, rights or royalty interests;

           - provide natural resource transportation, distribution or processing services, such as refining and pipeline services;

           - provide related services or supplies, such as drilling, well servicing, chemicals, parts and equipment; or

           - contribute energy-efficient technologies, such as systems for energy conversion, conservation and pollution control.

           Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

           The Fund may invest up to 25% of its assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies (including depository receipts) that are listed in the U.S. on a national securities exchange or to securities of Canadian issuers.

           The Fund also may invest up to 35% of its assets in: common stock of companies not in the natural resource areas; investment grade corporate debt securities (including zero coupon securities); and U.S. government securities (including zero coupon securities).

           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

           NATURAL RESOURCES. The Fund's investments in natural resource industries can be significantly affected by events relating to those industries, such as international political and economic developments, energy conservation, the success of exploration projects, tax and other government regulations, as well as other factors. The Fund's portfolio securities, and consequently the Fund's net asset value, may experience substantial price fluctuations as a result of these factors. Unlike most diversified mutual funds, the Fund is subject to the risks associated with concentrating its assets in a particular sector--natural resources. Thus, the Fund's overall portfolio may decline in value due to developments specific to this sector. Given the Fund's concentration policy, Fund shares should not be considered a complete investment program.

           FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

           Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

           Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets.

           Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

           The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.

           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[Sidebar]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.
[End Sidebar]

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          31.63%
`90           -8.73%
`91            6.39%
`92            6.67%
`93           17.45%
`94           -0.93%
`95           23.40%
`96           27.00%
`97           14.02%
`98          -21.76%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.68% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -18.59% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 6.57%.

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
[End Sidebar]

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)
--------------------------------------------------------------------------------------------------------
                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
 Class A(1)                                                     -25.32%          --             --
--------------------------------------------------------------------------------------------------------
 Class B                                                        -25.63%        6.45%           8.29%
--------------------------------------------------------------------------------------------------------
 Class C(1)                                                     -22.61%          --             --
--------------------------------------------------------------------------------------------------------
 Class D(1)                                                     -21.01%          --             --
--------------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                               -28.58%        24.05%         19.19%
--------------------------------------------------------------------------------------------------------
 Lipper Natural Resources Funds Average(3)                      -23.92%        3.06%           6.33%
--------------------------------------------------------------------------------------------------------

1    Classes A, C and D commenced operations on July 28, 1997.
2 The Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
3 The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

[Sidebar]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1999.
[End Sidebar]

                                                               CLASS A     CLASS B     CLASS C    CLASS D
---------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                  5.25%(1)    None        None       None
---------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of
 the offering price or net asset value at redemption)          None(2)      5.00%(3)    1.00%(4)   None
---------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
 Management fee                                                 0.62%       0.62%       0.62%      0.62%
---------------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                          0.24%       1.00%       1.00%      None
---------------------------------------------------------------------------------------------------------
 Other expenses                                                 0.28%       0.28%       0.28%      0.28%
---------------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                           1.14%       1.90%       1.90%      0.90%
---------------------------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4    Only applicable if you sell your shares within one year after purchase.

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
                 -----------------------------------------   -----------------------------------------
                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------
 CLASS A           $640      $870      $1,120      $1,840      $640      $870      $1,120      $1,840
----------------------------------------------------------   -----------------------------------------
 CLASS B           $690      $900      $1,230      $2,220      $190      $600      $1,030      $2,220
----------------------------------------------------------   -----------------------------------------
 CLASS C           $290      $600      $1,030      $2,220      $190      $600      $1,030      $2,220
----------------------------------------------------------   -----------------------------------------
 CLASS D           $ 90      $290      $  500      $1,110      $ 90      $290      $  500      $1,110
----------------------------------------------------------   -----------------------------------------

           Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the Fund's principal strategies.

           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.

           PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 200% annually under normal circumstances. A high turnover rate, such as 200%, will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."

           The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information relating to the principal risks of investing in the Fund.

           FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as corporate debt, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

           While the credit risk of U.S. government securities is minimal, the Fund's corporate debt investments may have speculative characteristics.

           YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and its affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

           In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
           The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

           [Sidebar]
           MORGAN STANLEY DEAN WITTER ADVISORS INC.
           THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAS MORE THAN $134.2 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF MAY 31, 1999.
           [End Sidebar]

           The Fund is managed within the Investment Manager's Growth Group. David F. Myers and Catherine A. Maniscalco, each a Vice President of the Investment Manager and a member of the Growth Group, have been the primary portfolio managers of the Fund since July 1997. Mr. Myers has been a portfolio manager at the Investment Manager for over five years. PriorF to joining the Investment Manager in March 1995, Ms. Maniscalco was a portfolio management software product specialist at National Investor Data Services (April 1994-March 1995).

           The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended February 28, 1999 the Fund accrued total compensation to the Investment Manager amounting to 0.62% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if the Fund holds securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

           An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

           [Sidebar]
           CONTACTING A FINANCIAL ADVISOR
           IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (800) THE-DEAN FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
           WWW.DEANWITTER.COM/FUNDS
           [End Sidebar]

           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

           When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund Shares.

[Sidebar]
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------------------------
                                                                            MINIMUM INVESTMENT
                                                                          ----------------------
 INVESTMENT OPTIONS                                                        INITIAL   ADDITIONAL
------------------------------------------------------------------------------------------------
 Regular accounts                                                         $1,000        $ 100
------------------------------------------------------------------------------------------------
 Individual Retirement Accounts:     Regular IRAs                         $1,000        $ 100
                                     Education IRAs                       $500          $ 100
------------------------------------------------------------------------------------------------
 EASYINVEST-SM-                      (Automatically from your checking
                                     or savings account or Money Market
                                     Fund)                                $100*         $ 100*
------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER
           INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           - Make out a check for the total amount payable to: Morgan Stanley Dean Witter Natural Resource Development Securities Inc.

           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

           Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current PROSPECTUS for each Fund describes its investment objective(s), policies and investment minimums, and should be read before investment.

           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time, on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

           FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact your       To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
[ICON]
                    Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of
                    instruction" that includes:
[ICON]
                    - your account number;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 By Letter,         If you are requesting payment to anyone other than the
 continued          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                    Trust FSB at (800) 869-NEWS for a determination as to
                    whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, New Jersey 07303. If you hold
                    share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal Plan    Family of Funds has a total market value of at least
 [ICON]             $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                    semi-annual or annual basis, from any Fund with a balance of at least $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this Prospectus.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Dean Witter Financial Advisor or call (800)
                    869-NEWS. You may terminate or suspend your plan at any
                    time. Please remember that withdrawals from the plan are
                    sales of shares, not Fund "distributions," and ultimately
                    may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

           TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           [Sidebar]
           TARGETED DIVIDENDS-SM-
           YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE. [End Sidebar]

           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

           Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and

           - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

           The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                         MAXIMUM ANNUAL
CLASS     SALES CHARGE                                                     12b-1 FEE
----------------------------------------------------------------------------------------
 A        Maximum 5.25% initial sales charge reduced for purchase of
          $25,000 or more; shares sold without an initial sales charge
          are generally subject to a 1.0% CDSC during the first year      0.25%
----------------------------------------------------------------------------------------
 B        Maximum 5.0% CDSC during the first year decreasing to 0%
          after six years                                                 1.0%
----------------------------------------------------------------------------------------
 C        1.0% CDSC during the first year                                 1.0%
----------------------------------------------------------------------------------------
 D        None                                                                None
----------------------------------------------------------------------------------------

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

           [Sidebar]
           FRONT-END SALES
           CHARGE OR FSC
           AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
           [End Sidebar]

           The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                       FRONT-END SALES CHARGE
                                          ------------------------------------------------
 AMOUNT OF                                PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE OF
 SINGLE TRANSACTION                          OFFERING PRICE           AMOUNT INVESTED
------------------------------------------------------------------------------------------
 Less than $25,000                                 5.25%                    5.54%
------------------------------------------------------------------------------------------
 $25,000 but less than $50,000                     4.75%                    4.99%
------------------------------------------------------------------------------------------
 $50,000 but less than $100,000                    4.00%                    4.17%
------------------------------------------------------------------------------------------
 $100,000 but less than $250,000                   3.00%                    3.09%
------------------------------------------------------------------------------------------
 $250,000 but less than $1 million                 2.00%                    2.04%
------------------------------------------------------------------------------------------
 $1 million and over                                  0                        0
------------------------------------------------------------------------------------------

           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

           - A single account (including an individual, trust or fiduciary account).

           - Family member accounts (limited to husband, wife and children under the age of 21).

           - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds and/or shares of FSC Funds within a thirteen month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

           - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

           - Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           - Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                          CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE          OF AMOUNT REDEEMED
--------------------------------------------------------------
 First                                             5.0%
--------------------------------------------------------------
 Second                                            4.0%
--------------------------------------------------------------
 Third                                             3.0%
--------------------------------------------------------------
 Fourth                                            2.0%
--------------------------------------------------------------
 Fifth                                             2.0%
--------------------------------------------------------------
 Sixth                                             1.0%
--------------------------------------------------------------
 Seventh and thereafter                           None
--------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           - Sales of shares held for you as a participant in an MSDW Eligible Plan.

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the 12b-1 plan on July 2, 1984 (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the 12b-1 plan's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares attributable to shares purchased, net of related shares sold, since inception of the 12b-1 plan.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

           - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share outstanding throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 FOR THE YEAR ENDED FEBRUARY 28                       1999          1998*++         1997          1996**          1995
-------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $   13.81      $   13.34      $   12.70      $   10.77      $   11.82
-------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                        (0.04)         (0.02)            --           0.06           0.09
    Net realized and unrealized gain (loss)             (3.60)          2.18           2.66           2.53          (0.24)
                                                    ---------      ---------      ---------      ---------      ---------
 Total income (loss) from investment operations         (3.64)          2.16           2.66           2.59          (0.15)
-------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                  --          (0.01)         (0.02)         (0.04)         (0.12)
    Net realized gain                                   (0.14)         (1.68)         (2.00)         (0.62)         (0.78)
                                                    ---------      ---------      ---------      ---------      ---------
 Total dividends and distributions                      (0.14)         (1.69)         (2.02)         (0.66)         (0.90)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $   10.03      $   13.81      $   13.34      $   12.70      $   10.77
-------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                         (26.60)%        16.93%         20.88%         24.32%         (1.26)%
-------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.90%(1)       1.80%          1.84%          1.90%          1.90%
-------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                           (0.20)%(1)     (0.15)%         0.05%          0.52%          0.77%
-------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $ 147,527      $ 273,333      $ 247,989      $ 152,661      $ 132,812
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   26%            67%           156%            49%            59%
-------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**  Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
                                          FEBRUARY 28, 1999     THROUGH FEBRUARY 28, 1998++
---------------------------------------------------------------------------------------------
 CLASS A SHARES
---------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 13.87                     $14.44
---------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
   OPERATIONS:
    Net investment income                         0.03                       0.04
    Net realized and unrealized loss             (3.61)                     (0.10)
                                               -------                     ------
 Total loss from investment operations           (3.58)                     (0.06)
---------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                          (0.14)                     (0.51)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 10.15                     $13.87
---------------------------------------------------------------------------------------------

 TOTAL RETURN+                                  (26.04)%                    (0.22)%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.14%(3)                   1.11%(2)
---------------------------------------------------------------------------------------------
 Net investment income                            0.56%(3)                   0.45%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                                   $   691                     $  309
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                            26%                        67%(1)
---------------------------------------------------------------------------------------------

*   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
                                          FEBRUARY 28, 1999     THROUGH FEBRUARY 28, 1998++
---------------------------------------------------------------------------------------------
 CLASS C SHARES
---------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 13.81                     $14.44
---------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                          (0.02)                     (0.02)
    Net realized and unrealized loss             (3.63)                     (0.10)
                                               -------                     ------
 Total loss from investment operations           (3.65)                     (0.12)
---------------------------------------------------------------------------------------------
 Less distributions from net realized
   gain                                          (0.14)                     (0.51)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 10.02                     $13.81
---------------------------------------------------------------------------------------------

 TOTAL RETURN+                                  (26.67)%                    (0.64)%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.90%(3)                   1.87%(2)
---------------------------------------------------------------------------------------------
 Net investment loss                             (0.20)%(3)                 (0.23)%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
   thousands                                   $ 1,278                     $1,488
---------------------------------------------------------------------------------------------
 Portfolio turnover rate(1)                         26%                        67%
---------------------------------------------------------------------------------------------

*   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                              FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
                                                               FEBRUARY 28, 1999     THROUGH FEBRUARY 28, 1998++
------------------------------------------------------------------------------------------------------------------
 CLASS D SHARES
------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $ 13.89                     $ 14.44
------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                              0.05                        0.07
    Net realized and unrealized loss                                  (3.61)                      (0.11)
                                                                    -------                     -------
 Total loss from investment operations                                (3.56)                      (0.04)
------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                            (0.14)                      (0.51)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $ 10.19                     $ 13.89
------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                       (25.86)%                     (0.08)%(1)
------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------
 Expenses                                                              0.90%(3)                    0.84%(2)
------------------------------------------------------------------------------------------------------------------
 Net investment income                                                 0.80%(3)                    0.82%(2)
------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                            $15,454                     $13,161
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 26%                         67%(1)
------------------------------------------------------------------------------------------------------------------

* The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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                                                                              27

NOTES

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 28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS
                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------
GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Small Cap Growth Fund
Special Value Fund
Value Fund
THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas"
 Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Return Trust
Value-Added Market Series/Equity Portfolio
THEME FUNDS
Global Utilities Fund
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust
DIVERSIFIED INCOME FUNDS
Diversified Income Trust
CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)
GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust
TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be Funds created after this PROSPECTUS was published. Please consult the inside back cover of a new Fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                      PROSPECTUS - JUNE 30, 1999

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            www.deanwitter.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

 TICKER SYMBOLS:

  CLASS A:   NREAX      CLASS C:   NRECX
--------------------  --------------------

  CLASS B:   NREBX      CLASS D:   NREDX
--------------------  --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3129)

MORGAN STANLEY DEAN WITTER
                                                                NATURAL RESOURCE
                                                          DEVELOPMENT SECURITIES

                               [BACK COVER PHOTO]

                                                              A MUTUAL FUND THAT
                                                            SEEKS CAPITAL GROWTH

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE       TWO WORLD TRADE CENTER,
DEVELOPMENT SECURITIES INC.                       NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1999

DEAR SHAREHOLDER:

During the twelve-month period ended February 28, 1999, commodity and energy prices remained under pressure as the Commodity Research Bureau (CRB) Index declined to its lowest level in more than two decades and the Goldman Sachs Commodity Index ended the year down -32.96 percent. As a result, shares of most basic-industry companies performed poorly.

Despite the poor overall picture, some commodities are showing signs of improvement as supply and demand come into balance. For example, in the forest products and paper sector, restrained capacity growth and consolidation of assets through mergers has significantly and favorably contained inventory levels of different grades of paper in light of a bleak demand outlook. Within the energy sector, prices may also have seen their cycles bottom, as announcements in advance of a March 23, 1999, OPEC meeting signaled a further effort to reduce production to match it with daily oil demand, thus boosting prices.

PERFORMANCE AND PORTFOLIO

For the 12-month period ended February 28, 1999, Morgan Stanley Dean Witter Natural Resource Development Securities Class B shares produced a total return of -26.60 percent, compared to -29.60 percent for the Lipper Natural Resources Funds Average and 19.74 percent for the broad-based S&P 500 Index. For the same period, the Fund's Class A, C and D shares returned -26.04 percent, -26.67 percent and -25.86 percent, respectively. Performance of the Fund's four classes varies because of differing expenses. The accompanying chart illustrates the Fund's performance versus the Lipper Natural Resources Funds Average and the S&P 500 Index.

While the Fund sharply underperformed the broad-market index, it did outperform the average fund in its Lipper peer group. We attribute this outperformance to the Fund's focus on diversification within the commodity-related sectors and its bias toward both quality and liquidity.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1999, CONTINUED

During the fiscal year, the Fund sold or reduced positions in Alcan Aluminum, Reynolds Metals, Imperial Chemical, Solutia and Case. The Fund added to existing positions in the paper group and initiated a position in Georgia Pacific. It also increased its exposure to gold by adding Placer Dome. At the end of February, 44.5 percent of the Fund's assets were allocated to the basic energy sector (e.g., integrated oil companies, natural gas, oil and gas production, and oil refining and marketing), 37.7 percent to the metals and basic materials sectors (e.g., major chemicals, forest products, paper, precious metals, steel and iron ore) and 15.7 percent to the energy development and technology sectors (e.g., contract drilling, diversified manufacturing, oilfield services and equipment).

LOOKING AHEAD

In the latter part of 1998, lower interest rates generally prevailed as much of the world (excluding the United States) experienced slow economic growth and concerted central bank policies aimed at stimulating local economies. We expect this global easing to translate into a gradual reflation of economic activity and hence higher commodity prices over time.

As 1999 unfolds, there is increasing evidence of a pickup in economic activity in certain Asian economies. Recent strength in the Japanese equity market implies that investors may believe the bottom there has been reached. We are encouraged by the increased demand for pulp and paper products, to which stocks have reacted positively. We expect the increase in economic activity to broaden and to affect other commodities such as steel, aluminum, copper and gold. While it appears that the worst may be over, any recovery could be long and slow. Finally, we believe that, after a protracted period of underperformance, the natural resources sector represents good relative value.

We appreciate your ongoing support of Morgan Stanley Dean Witter Natural Resource Development Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.
FUND PERFORMANCE FEBRUARY 28, 1999

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

  Growth of $10,000--Class B
            Shares
                                                          Lipper
       ($ in Thousands)            Fund     S&P 500(4)      (5)
February-1989                      $10,000      $10,000    $10,000
February-1990                      $12,111      $11,884    $12,250
February-1991                      $12,458      $13,627    $12,070
February-1992                      $12,220      $15,810    $11,652
February-1993                      $13,847      $17,494    $12,693
February-1994                      $15,531      $18,947    $15,159
February-1995                      $15,334      $20,341    $14,242
February-1996                      $19,064      $27,391    $17,867
February-1997                      $23,045      $34,557    $21,981
February-1998                      $26,946      $46,648    $22,476
February-1999                   $19,780(3)      $55,856    $15,823

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                           AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------
                 CLASS B SHARES*                                             CLASS A SHARES+
--------------------------------------------------      ----------------------------------------------------------
PERIOD ENDED 2/28/99                                    PERIOD ENDED 2/28/99
-------------------------                               --------------------------
1 Year                         -26.60%(1)     -30.23%(2) 1 Year                          -26.04%(1)         -29.93%(2)
5 Year                           4.96(1)       4.67(2)  Since Inception (7/28/97)        -17.42(1)          -20.18(2)
10 Year                          7.06(1)       7.06(2)

                 CLASS C SHARES++                                            CLASS D SHARES++
--------------------------------------------------      ----------------------------------------------------------
PERIOD ENDED 2/28/99                                    PERIOD ENDED 2/28/99
-------------------------                               --------------------------
1 Year                         -26.67%(1)     -27.39%(2) 1 Year                          -25.86%(1)
Since Inception (7/28/97)      -18.08(1)     -18.08(2)  Since Inception (7/28/97)        -17.22(1)

------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on February 28, 1999.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5) The Lipper Natural Resources Funds Average tracks the performance of all funds which invest more than 65% of their equity commitment in natural resource stocks, as reported by Lipper Analytical Services, Inc.
 * The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum front-end sales charge for Class A is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.9%)
           BASIC ENERGY (44.5%)
           CANADIAN OIL & GAS (0.5%)
 175,000   Gulf Canada Resources, Ltd. (Canada)*..............................................  $    404,687
 174,831   Ranger Oil Ltd.....................................................................       491,712
                                                                                                ------------
                                                                                                     896,399
                                                                                                ------------
           INTEGRATED OIL COMPANIES (26.3%)
  50,000   Atlantic Richfield Co..............................................................     2,731,250
  60,000   BP Amoco PLC (ADR) (United Kingdom)................................................     5,100,000
  25,000   Chevron Corp.......................................................................     1,921,875
  45,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy).......................................     2,655,000
 115,000   Exxon Corp.........................................................................     7,654,687
  25,000   Kerr-McGee Corp....................................................................       714,063
  95,000   Mobil Corp.........................................................................     7,902,812
  35,000   PennzEnergy Co.....................................................................       328,125
 117,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)......................................     5,133,375
  95,000   Texaco, Inc........................................................................     4,423,437
  70,000   Unocal Corp........................................................................     1,973,125
  95,000   YPF Sociedad Anonima (ADR) (Argentina).............................................     2,755,000
                                                                                                ------------
                                                                                                  43,292,749
                                                                                                ------------
           NATURAL GAS (0.8%)
  60,000   KN Energy, Inc.....................................................................     1,256,250
                                                                                                ------------
           OIL & GAS PRODUCTION (6.4%)
  50,000   Anardarko Petroleum Corp...........................................................     1,375,000
  80,000   Apache Corp........................................................................     1,595,000
  70,000   Burlington Resources, Inc..........................................................     2,266,250
  55,000   Cabot Oil & Gas Corp. (Class A)....................................................       601,562
  25,000   Devon Energy Corp..................................................................       585,937
  10,000   Noble Affiliates, Inc..............................................................       226,250
  22,500   Nuevo Energy Co.*..................................................................       157,500
  80,000   Occidental Petroleum Corp..........................................................     1,205,000
  25,000   Snyder Oil Corp....................................................................       260,937
  55,000   St. Mary Land & Exploration Co.....................................................       825,000
  71,500   Swift Energy Co.*..................................................................       429,000
  55,000   Union Pacific Resources Group, Inc.................................................       491,563
  80,000   Vintage Petroleum, Inc.............................................................       355,000
 100,000   Wiser Oil Co.......................................................................       168,750
                                                                                                ------------
                                                                                                  10,542,749
                                                                                                ------------
           OIL REFINING/MARKETING (3.8%)
  35,000   Pennzoil-Quaker State Co...........................................................       435,313
  40,000   Petro-Canada (Canada)..............................................................       429,908

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  25,000   Sunoco, Inc........................................................................  $    760,938
  35,000   Tosco Corp.........................................................................       724,063
  75,000   Total S.A. (ADR) (France)..........................................................     3,871,875
                                                                                                ------------
                                                                                                   6,222,097
                                                                                                ------------
           OIL/GAS TRANSMISSION (6.7%)
  70,000   El Paso Energy Corp................................................................     2,550,625
  45,000   Enron Corp.........................................................................     2,925,000
  40,000   Enron Oil & Gas Co.................................................................       660,000
 135,000   Williams Companies, Inc............................................................     4,995,000
                                                                                                ------------
                                                                                                  11,130,625
                                                                                                ------------

           TOTAL BASIC ENERGY.................................................................    73,340,869
                                                                                                ------------

           ENERGY DEVELOPMENT &
           TECHNOLOGY (15.7%)
           CONTRACT DRILLING (2.9%)
  35,000   Diamond Offshore Drilling, Inc.....................................................       724,062
  75,000   ENSCO International, Inc...........................................................       665,625
  30,000   Global Marine, Inc.*...............................................................       232,500
  40,000   Marine Drilling Company, Inc.*.....................................................       255,000
  65,000   Nabors Industries, Inc.*...........................................................       747,500
  25,000   Noble Drilling Corp.*..............................................................       309,375
  20,000   Patterson Energy, Inc.*............................................................        55,625
  25,000   Precision Drilling Corp. (Class A) (Canada)*.......................................       229,687
  88,500   R & B Falcon Corp.*................................................................       486,750
  25,000   Santa Fe International Corp........................................................       334,375
  40,000   Transocean Offshore Inc............................................................       825,000
                                                                                                ------------
                                                                                                   4,865,499
                                                                                                ------------
           DIVERSIFIED MANUFACTURING (2.8%)
  95,000   Allegheny Teledyne Inc.............................................................     1,959,375
  65,000   AlliedSignal, Inc..................................................................     2,689,375
                                                                                                ------------
                                                                                                   4,648,750
                                                                                                ------------
           OILFIELD SERVICES/EQUIPMENT (10.0%)
  50,000   Baker Hughes, Inc..................................................................       900,000
  25,000   BJ Services Co.*...................................................................       351,563
  60,000   Cooper Cameron Corp.*..............................................................     1,387,500
 110,000   Global Industries Ltd.*............................................................       556,875
 125,000   Halliburton Co.....................................................................     3,531,250
   5,000   National-Oilwell, Inc.*............................................................        44,375
  20,000   Offshore Logistics, Inc.*..........................................................       173,750
  30,000   Petroleum Geo - Services ASA (ADR) (Norway)*.......................................       343,125
  83,200   Schlumberger, Ltd..................................................................     4,040,400
  30,000   Smith International, Inc.*.........................................................       729,375
  32,500   Stolt Comex Seaway, S.A. (ADR) (United Kingdom)*...................................       190,938

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  70,000   Stolt Comex Seaway, S.A. (United Kingdom)*.........................................  $    457,188
  30,000   Trico Marine Service, Inc.*........................................................       129,375
  55,000   UTI Energy Corp.*..................................................................       319,688
  90,000   Varco International, Inc.*.........................................................       697,500
  65,000   Veritas DGC Inc.*..................................................................       613,438
 116,500   Weatherford International, Inc.*...................................................     1,980,500
                                                                                                ------------
                                                                                                  16,446,840
                                                                                                ------------
           TOTAL ENERGY DEVELOPMENT & TECHNOLOGY..............................................    25,961,089
                                                                                                ------------
           METALS AND BASIC MATERIALS (37.7%)
           ALUMINUM (2.2%)
  90,000   Alcoa Inc..........................................................................     3,645,000
                                                                                                ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.9%)
  45,000   Deere & Co.........................................................................     1,470,937
                                                                                                ------------
           CONTAINERS/PACKAGING (2.6%)
  78,000   Owens-Illinois, Inc.*..............................................................     1,867,125
  40,000   Temple-Inland, Inc.................................................................     2,397,500
                                                                                                ------------
                                                                                                   4,264,625
                                                                                                ------------
           ENVIRONMENTAL SERVICES (0.2%)
  15,500   Casella Waste Systems Inc., (Class A)*.............................................       315,812
                                                                                                ------------
           FOREST PRODUCTS (1.1%)
  25,000   Georgia-Pacific Group..............................................................     1,831,250
                                                                                                ------------
           INDUSTRIAL MACHINERY/COMPONENTS (1.0%)
  34,200   Ingersoll-Rand Co..................................................................     1,624,500
                                                                                                ------------
           MAJOR CHEMICALS (6.9%)
  35,000   Dow Chemical Co....................................................................     3,443,125
  75,000   Du Pont (E.I.) de Nemours & Co., Inc...............................................     3,848,437
  90,000   Monsanto Co........................................................................     4,100,625
                                                                                                ------------
                                                                                                  11,392,187
                                                                                                ------------
           METALS FABRICATIONS (0.6%)
  40,000   Reliance Steel & Aluminum Co.......................................................     1,022,500
                                                                                                ------------
           PAINTS/COATINGS (0.9%)
  30,000   PPG Industries, Inc................................................................     1,561,875
                                                                                                ------------
           PAPER (8.6%)
  50,000   Boise Cascade Corp.................................................................     1,553,125
  50,000   Bowater, Inc.......................................................................     2,106,250
  50,000   Champion International Corp........................................................     1,850,000

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
 100,000   Mead Corp..........................................................................  $  3,043,750
  40,000   Union Camp Corp....................................................................     2,675,000
  80,000   Willamette Industries, Inc.........................................................     2,915,000
                                                                                                ------------
                                                                                                  14,143,125
                                                                                                ------------
           PRECIOUS METALS (6.1%)
 160,000   Barrick Gold Corp. (Canada)........................................................     2,830,000
 100,000   Getchell Gold Corp.*...............................................................     2,593,750
 100,000   Newmont Mining Corp................................................................     1,725,000
 100,000   Placer Dome Inc. (Canada)..........................................................     1,093,750
  82,950   Stillwater Mining Co.*.............................................................     1,902,666
                                                                                                ------------
                                                                                                  10,145,166
                                                                                                ------------
           SPECIALTY CHEMICALS (2.0%)
  60,000   Avery Dennison Corp................................................................     3,221,250
                                                                                                ------------
           SPECIALTY STEELS (0.8%)
  30,000   Nucor Corp.........................................................................     1,336,875
                                                                                                ------------
           STEEL/IRON ORE (3.8%)
  80,000   AK Steel Holding Corp..............................................................     1,745,000
  95,000   British Steel PLC (ADR) (United Kingdom)...........................................     1,870,313
  45,000   Lone Star Technologies, Inc.*......................................................       582,188
  80,000   USX-U.S. Steel Group...............................................................     2,025,000
                                                                                                ------------
                                                                                                   6,222,501
                                                                                                ------------

           TOTAL METALS & BASIC MATERIALS.....................................................    62,197,603
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $178,309,725) (a)........................................................   97.9 %   161,499,561

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.1       3,450,760
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 164,950,321
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,003,093 and the aggregate gross unrealized depreciation is $38,813,257, resulting in net unrealized depreciation of $16,810,164.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

ASSETS:
Investments in securities, at value
  (identified cost $178,309,725)..............................................................  $161,499,561
Receivable for:
    Investments sold..........................................................................     3,676,977
    Dividends.................................................................................       416,280
    Capital stock sold........................................................................       195,092
    Foreign withholding taxes reclaimed.......................................................        34,594
Prepaid expenses and other assets.............................................................        98,252
                                                                                                ------------
     TOTAL ASSETS.............................................................................   165,920,756
                                                                                                ------------
LIABILITIES:
Payable for:
    Capital stock repurchased.................................................................       196,014
    Plan of distribution fee..................................................................       127,550
    Investment management fee.................................................................        88,601
Payable to bank...............................................................................       447,129
Accrued expenses and other payables...........................................................       111,141
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       970,435
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $193,467,539
Net unrealized depreciation...................................................................   (16,810,164)
Accumulated net investment loss...............................................................       (52,409)
Accumulated net realized loss.................................................................   (11,654,645)
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $691,035
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................        68,091
     NET ASSET VALUE PER SHARE................................................................        $10.15
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................        $10.71
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $147,527,336
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................    14,708,614
     NET ASSET VALUE PER SHARE................................................................        $10.03
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,277,627
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................       127,480
     NET ASSET VALUE PER SHARE................................................................        $10.02
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................   $15,454,323
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................     1,516,381
     NET ASSET VALUE PER SHARE................................................................        $10.19
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $93,493 foreign withholding tax)............................................  $  3,683,514
Interest......................................................................................       188,322
                                                                                                ------------

     TOTAL INCOME.............................................................................     3,871,836
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................         1,320
Plan of distribution fee (Class B shares).....................................................     2,124,861
Plan of distribution fee (Class C shares).....................................................        12,497
Investment management fee.....................................................................     1,408,351
Transfer agent fees and expenses..............................................................       342,988
Registration fees.............................................................................        93,922
Shareholder reports and notices...............................................................        87,009
Professional fees.............................................................................        69,946
Custodian fees................................................................................        22,782
Directors' fees and expenses..................................................................        17,187
Other.........................................................................................         9,972
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     4,190,835
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................      (318,999)
                                                                                                ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss.............................................................................   (10,954,030)
Net change in unrealized appreciation.........................................................   (56,429,019)
                                                                                                ------------

     NET LOSS.................................................................................   (67,383,049)
                                                                                                ------------

NET DECREASE..................................................................................  $(67,702,048)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                               FEBRUARY 28,     FEBRUARY 28,
                                                                   1999            1998*
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $    (318,999)   $    (351,725)
Net realized gain (loss)....................................    (10,954,030)      13,069,671
Net change in unrealized appreciation.......................    (56,429,019)      28,945,843
                                                              --------------   --------------

     NET INCREASE (DECREASE)................................    (67,702,048)      41,663,789
                                                              --------------   --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares..........................................       --               (105,075)
Net realized gain
    Class A shares..........................................         (5,526)          (9,967)
    Class B shares..........................................     (2,604,507)     (32,041,346)
    Class C shares..........................................        (14,135)         (36,377)
    Class D shares..........................................       (114,256)        (416,177)
                                                              --------------   --------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (2,738,424)     (32,608,942)
                                                              --------------   --------------
Net increase (decrease) from capital stock transactions.....    (52,899,959)      31,247,222
                                                              --------------   --------------

     NET INCREASE (DECREASE)................................   (123,340,431)      40,302,069

NET ASSETS:
Beginning of period.........................................    288,290,752      247,988,683
                                                              --------------   --------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $52,409 AND $49,179,
    RESPECTIVELY)...........................................  $ 164,950,321    $ 288,290,752
                                                              =============    =============

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares, are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares,

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,822,597 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $404,686 and $1,864, respectively and received $10,626 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1999 aggregated $57,916,923 and $107,740,740, respectively.

For the year ended February 28, 1999, the Fund incurred brokerage commissions of $57,167 with DWR for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

For the year ended February 28, 1999, the Fund incurred $28,737 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the year ended February 28, 1999 included in Director's fees and expenses in the Statement of Operations amounted to $6,389. At February 28, 1999, the Fund had an accrued pension liability of $52,405 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $6,384,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $5,226,000 during fiscal 1999.

As of February 28, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $368,840, accumulated net realized loss was credited $53,071 and net investment loss was credited $315,769.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        FEBRUARY 28, 1999            FEBRUARY 28, 1998*+
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................       87,666   $    1,046,452        27,229   $    407,922
Reinvestment of distributions....................................          383            5,103           673          8,808
Redeemed.........................................................      (42,239)        (490,436)       (5,621)       (78,162)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       45,810          561,119        22,281        338,568
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   10,150,338      129,276,569    17,476,686    251,041,315
Reinvestment of dividends and distributions......................      184,797        2,441,170     2,235,739     29,908,674
Redeemed.........................................................  (15,417,509)    (191,663,575)  (17,865,123)  (255,937,003)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) - Class B................................   (5,082,374)     (59,945,836)    1,847,302     25,012,986
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................      448,875        5,948,277       214,875      2,958,438
Reinvestment of distributions....................................        1,001           13,228         2,477         32,320
Redeemed.........................................................     (430,175)      (5,757,346)     (109,573)    (1,457,551)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       19,701          204,159       107,779      1,533,207
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES
Sold.............................................................    1,402,605       15,983,255       292,553      4,265,324
Reinvestment of distributions....................................        8,305          110,702        30,695        402,418
Redeemed.........................................................     (842,093)      (9,813,358)      (21,545)      (305,281)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      568,817        6,280,599       301,703      4,362,461
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................   (4,448,046)  $  (52,899,959)    2,279,065   $ 31,247,222
                                                                   ===========   ==============   ===========   ============

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through February 28, 1998.
 + On July 28, 1997, 645,861 shares representing $9,326,226 were transferred to Class D.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                    FOR THE YEAR ENDED FEBRUARY 28
                               -------------------------------------------------------------------------
                                   1999          1998*++         1997          1996**          1995
--------------------------------------------------------------------------------------------------------

CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of
 period....................... $    13.81     $    13.34     $    12.70     $    10.77     $    11.82
                                   ------         ------         ------         ------         ------

Income (loss) from investment
 operations:
   Net investment income
   (loss).....................      (0.04)         (0.02)        --               0.06           0.09
   Net realized and unrealized
   gain (loss)................      (3.60)          2.18           2.66           2.53          (0.24)
                                   ------         ------         ------         ------         ------

Total income (loss) from
 investment operations........      (3.64)          2.16           2.66           2.59          (0.15)
                                   ------         ------         ------         ------         ------

Less dividends and
 distributions from:
   Net investment income......     --              (0.01)         (0.02)         (0.04)         (0.12)
   Net realized gain..........      (0.14)         (1.68)         (2.00)         (0.62)         (0.78)
                                   ------         ------         ------         ------         ------

Total dividends and
 distributions................      (0.14)         (1.69)         (2.02)         (0.66)         (0.90)
                                   ------         ------         ------         ------         ------

Net asset value, end of
 period....................... $    10.03     $    13.81     $    13.34     $    12.70     $    10.77
                                   ======         ======         ======         ======         ======

TOTAL RETURN+.................     (26.60)%        16.93%         20.88%         24.32%         (1.26)%

RATIOS TO AVERAGE NET ASSETS:
Expenses......................       1.90%(1)       1.80%          1.84%          1.90%          1.90%

Net investment income
 (loss).......................      (0.20)%(1)      (0.15)%        0.05%          0.52%          0.77%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................      $147,527       $273,333       $247,989       $152,661       $132,812

Portfolio turnover rate.......         26%            67%           156%            49%            59%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), have been designated Class B shares. The Old Shares have been designated Class D shares.
**   Year ended February 29.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          FEBRUARY 28,       FEBRUARY 28,
                                                                              1999              1998++
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 13.87            $ 14.44
                                                                             ------             ------
Income (loss) from investment operations:
   Net investment income..............................................         0.03               0.04
   Net realized and unrealized loss...................................        (3.61)             (0.10)
                                                                             ------             ------
Total loss from investment operations.................................        (3.58)             (0.06)
                                                                             ------             ------
Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------
Net asset value, end of period........................................      $ 10.15            $ 13.87
                                                                             ======             ======
TOTAL RETURN+.........................................................       (26.04)%            (0.22)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.14%(3)           1.11%(2)
Net investment income.................................................         0.56%(3)           0.45%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $691               $309
Portfolio turnover rate...............................................           26%                67%(1)

CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................      $ 13.81            $ 14.44
                                                                             ------             ------
Loss from investment operations:
   Net investment loss................................................        (0.02)             (0.02)
   Net realized and unrealized loss...................................        (3.63)             (0.10)
                                                                             ------             ------
Total loss from investment operations.................................        (3.65)             (0.12)
                                                                             ------             ------
Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------
Net asset value, end of period........................................      $ 10.02            $ 13.81
                                                                             ======             ======
TOTAL RETURN+.........................................................       (26.67)%            (0.64)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.90%(3)           1.87%(2)
Net investment loss...................................................        (0.20)%(3)         (0.23)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,278             $1,488
Portfolio turnover rate...............................................           26%                67%(1)

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                          FEBRUARY 28,       FEBRUARY 28,
                                                                              1999              1998++
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................      $ 13.89            $ 14.44
                                                                             ------             ------

Income (loss) from investment operations:
   Net investment income..............................................         0.05               0.07
   Net realized and unrealized loss...................................        (3.61)             (0.11)
                                                                             ------             ------

Total loss from investment operations.................................        (3.56)             (0.04)
                                                                             ------             ------

Less distributions from net realized gain.............................        (0.14)             (0.51)
                                                                             ------             ------

Net asset value, end of period........................................      $ 10.19            $ 13.89
                                                                             ======             ======

TOTAL RETURN+.........................................................       (25.86)%            (0.08)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.90%(3)           0.84%(2)

Net investment income.................................................         0.80%(3)           0.82%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................      $15,454            $13,161

Portfolio turnover rate...............................................           26%                67%(1)

---------------------

 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 13, 1999

                      1999 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended February 28, 1999, 47.63% of the income dividends qualified for the dividends received deduction available to corporations.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
David F. Myers
Vice President
Catherine Maniscalco
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
NATURAL RESOURCE
DEVELOPMENT
SECURITIES


                                   [PHOTO]


ANNUAL REPORT
FEBRUARY 28, 1999

                                                  PROSPECTUS - FEBRUARY 22, 1999

MORGAN STANLEY DEAN WITTER
                                              PRECIOUS METALS AND MINERALS TRUST

                                 [COVER PHOTO]

                         A MUTUAL FUND THAT SEEKS LONG-TERM CAPITAL APPRECIATION

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


The Fund                  Investment Objective.........................          1
                          Principal Investment Strategies..............          1
                          Principal Risks..............................          1
                          Past Performance.............................          3
                          Fees and Expenses............................          4
                          Additional Investment Strategy Information...          5
                          Additional Risk Information..................          5
                          Fund Management..............................          6

Shareholder Information   Pricing Fund Shares..........................          7
                          How to Buy Shares............................          8
                          How to Exchange Shares.......................          9
                          How to Sell Shares...........................         11
                          Distributions................................         12
                          Tax Consequences.............................         13
                          Share Class Arrangements.....................         14

Financial Highlights      .............................................         21

Our Family of Funds       .............................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

           FUND CATEGORY
           ---------------------------
       [X] GROWTH

       [ ] Growth and Income

       [ ] Income

       [ ] Money Market

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund") is a mutual fund that seeks long-term capital appreciation. There is no guarantee that the Fund will achieve this objective.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
           The Fund will normally invest at least 65% of its assets in the common stock and other securities of foreign and domestic companies principally engaged in the precious metals and minerals business. The companies may engage in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals -- or in financing, managing or operating companies engaged in these activities. A company is considered to be principally engaged in these activities if it derives a majority of its income from, or devotes a majority of its assets to, the activities. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., invests in companies that it believes have growth potential based on a wide variety of factors.

(SIDEBAR)
CAPITAL GROWTH
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN VALUE RATHER THAN PAY OUT INCOME.
(END SIDEBAR)

           Because most of the world's gold production is outside of the United States, a majority of the Fund's assets may be invested in the securities of foreign companies.

           Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

           The Fund also may invest a portion of its assets in gold, silver, platinum and palladium bullion and coins (or certificates, receipts or contracts representing ownership interests in these precious metals).

           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. In addition to the investments discussed above, the Fund may invest in common stocks of companies that are not primarily engaged in the precious metals or minerals business, long-term U.S. Government Securities and money market instruments.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           PRECIOUS METALS AND MINERALS. The Fund's investments related to gold and other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate widely over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of these precious metals, changes in industrial and commercial demand, and metal sales by governments, central banks or international agencies. Prices also may fluctuate widely due to investment speculation, monetary and other economic policies of various governments and governmental restrictions on the private ownership of certain precious metals and minerals. Additionally, the precious metals and minerals securities in which the Fund may invest may not necessarily move in tandem with the prices of actual precious metals and minerals.

           At the present time, there are five major producers of gold bullion. In order of magnitude they are: the Republic of South Africa, the successor states of the former Soviet Union, Canada, the United States and Australia. Political and economic conditions in these countries may have a direct effect on the mining, distribution and price of gold and sales of central bank gold holdings.

           CONCENTRATION POLICY. Unlike most industry diversified mutual funds, the Fund is subject to the risks associated with concentrating its assets in a particular industry -- precious metals and minerals. Thus, the Fund's overall portfolio may decline in value due to developments specific to this industry. Given the Fund's concentration policy, Fund shares should not be considered a complete investment program.

           COMMON STOCK. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

           FOREIGN SECURITIES. The Fund's investments in foreign securities (including depository receipts) involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

           Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

           Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.

           Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are presently unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

           OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

           Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, governmental entity, or the FDIC.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.
(SIDEBAR)
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR DURING THE LIFE OF THE FUND.
(END SIDEBAR)

ANNUAL TOTAL RETURNS - CALENDAR YEARS

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                            PURPOSE OF EDGAR FILING.]

1990*        -10.42%
'91           -4.41%
'92           -9.95%
'93           55.90%
'94          -11.54%
'95            4.97%
'96            1.62%
'97          -43.13%
'98          -14.39%

* For the period August 6, 1990 through December 31, 1990.

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.77% (quarter ended June 30, 1993) and the lowest return for a calendar quarter was -31.76% (quarter ended December 31, 1997).

(SIDEBAR)
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
(END SIDEBAR)

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED THE 1998 CALENDAR YEAR)
--------------------------------------------------------------------------------
                                                                   LIFE OF FUND
                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 8/6/90)
--------------------------------------------------------------------------------
 Class A                               -18.33%          --                 --
--------------------------------------------------------------------------------
 Class B(1)                            -18.67%       -14.71%            -6.82%
--------------------------------------------------------------------------------
 Class C                               -15.24%          --                 --
--------------------------------------------------------------------------------
 Class D                               -14.51%          --                 --
--------------------------------------------------------------------------------
 S&P 500(2)                             28.58%        24.05%            19.77%
--------------------------------------------------------------------------------
 Lipper Gold-Oriented Funds
 Index(3)                              -12.80%       -14.29%            -5.68%(4)
--------------------------------------------------------------------------------

1    Prior to July 28, 1997, the Fund only issued Class B shares.
2    The S&P 500(Registered Trademark) is Standard &
     Poor's(Registered Trademark) 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Index is unmanaged, and should not be considered an investment.
3 The Lipper Gold-Oriented Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Gold-Oriented Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this index.
4    For the Period August 31, 1990 to December 31, 1998.

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
           The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(SIDEBAR)
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
(END SIDEBAR)

(SIDEBAR)
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998.
(END SIDEBAR)

                                                              CLASS A   CLASS B   CLASS C   CLASS D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                5.25%(1)   None      None      None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at
 redemption)                                                  None(2)   5.00%(3)  1.00%(4)   None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management Fee                                                0.80%     0.80%     0.80%     0.80%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.23%     1.00%     1.00%     None
---------------------------------------------------------------------------------------------------
 Other expenses                                                0.98%     0.98%     0.98%     0.98%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                          2.01%     2.78%     2.78%     1.78%
---------------------------------------------------------------------------------------------------

1    Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed on sales made within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4    Only applicable to sales made within one year after purchase.

           EXAMPLE
           This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

           The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                          IF YOU SOLD YOUR SHARES                     IF YOU HELD YOUR SHARES
                 -----------------------------------------   -----------------------------------------
                 1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------   -----------------------------------------
 CLASS A           $718     $1,122     $1,551      $2,740      $718     $1,122     $1,551      $2,740
----------------------------------------------------------   -----------------------------------------
 CLASS B           $781     $1,162     $1,669      $3,109      $281     $  862     $1,469      $3,109
----------------------------------------------------------   -----------------------------------------
 CLASS C           $381     $  862     $1,469      $3,109      $281     $  862     $1,469      $3,109
----------------------------------------------------------   -----------------------------------------
 CLASS D           $181     $  560     $  964      $2,095      $181     $  560     $  964      $2,095
----------------------------------------------------------   -----------------------------------------

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
           This section provides additional information concerning the Fund's principal strategies.

           COMMON STOCKS AND OTHER SECURITIES. As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 65% of its assets in the common stocks and other securities of companies engaged in the precious metals and minerals business. The other securities in which the Fund may invest include securities convertible into common stocks, preferred stocks and debt securities (including zero coupon bonds). The Fund's policy to concentrate its investments in the precious metals and minerals business, except during temporary "defensive" periods discussed below, is a fundamental policy. A fundamental policy may not be changed without shareholder approval.

           OTHER INVESTMENTS. The Fund also may invest up to 35% of its assets, under normal market conditions, in common stocks of companies that are not primarily engaged in the precious metals or minerals business, long-term U.S. Government securities and money market instruments.

           DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.

           The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations or changes in assets will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies (except for its concentration policy for 65% of its assets) without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
           This section provides information regarding the principal risks of investing in the Fund in addition to those discussed in the "Principal Risks" section.

           OTHER SECURITIES AND INVESTMENTS. In addition to common stocks, the Fund may invest in fixed-income securities, such as preferred stock, corporate debt securities and U.S. Government securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the price of most fixed-income securities goes down. When the general level of interest rates goes down, the price of most fixed-income securities goes up.

           (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Preferred stock also has risk characteristics similar to those of common stocks.

           YEAR 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Fund's other service providers and the markets and individual and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager and affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
             The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.
(SIDEBAR)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAS MORE THAN $127 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF JANUARY 31, 1999.
(END SIDEBAR)

The Fund's portfolio is managed within Investment Manager's Growth Group. Robert Rossetti, a Vice President of the Investment Manager, and a member of Investment Manager's Growth Group, has been the primary portfolio manager of the Fund since December of 1996. Prior to joining Investment Manager in May of 1995, Mr. Rossetti was a Vice President at Merrill Lynch & Co. Inc. (November 1994-April
1995) and prior thereto was a Vice President at Prudential Securities for six years.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 1998 the Fund accrued total compensation to the Investment Manager amounting to 0.80% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
    The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

    The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, if the Fund holds securities primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

    An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
    You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(SIDEBAR)
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (800) THE-DEAN FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU.
YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
www.deanwitter.com/funds
(END SIDEBAR)

    Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

    When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your investment order in proper form. We reserve the right to reject any order for the purchase of Fund shares.

(SIDEBAR)
EASYINVEST(SM)
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
(END SIDEBAR)

MINIMUM INVESTMENT AMOUNTS
------------------------------------------------------------------------------------------------
                                                                            MINIMUM INVESTMENT
                                                                          ----------------------
 INVESTMENT OPTIONS                                                       INITIAL    ADDITIONAL
------------------------------------------------------------------------------------------------
 Regular Accounts                                                          $ 1,000      $ 100
------------------------------------------------------------------------------------------------
 Individual Retirement Accounts:     Regular IRAs                          $ 1,000      $ 100
                                     Education IRAs                           $500      $ 100
------------------------------------------------------------------------------------------------
 EASYINVEST(SM)                      (Automatically from your checking
                                     or savings account or Money Market
                                     Fund)                                   $100*      $ 100*
------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

     INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

     THREE DAY SETTLEMENT. Fund shares are sold through the Fund's distributor, Morgan Stanley Dean Witter Distributors Inc., on a normal three business day basis; that is, your payment for Fund shares is due on the third business day (settlement day) after you place a purchase order.

     SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, you may send a check directly to the Fund. To buy additional shares in this manner:

     - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

     - Make out a check for the total amount payable to: Morgan Stanley Dean Witter Precious Metals and Minerals Trust.

     - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
     PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, Money Market Fund or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's PROSPECTUS for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

     Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current PROSPECTUS for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment.

     EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

     An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market
     Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

     The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

     TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

     Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

     MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

     TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

     You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

     FREQUENT EXCHANGES. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

     CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

     FOR FURTHER INFORMATION REGARDING EXCHANGE PRIVILEGES, YOU SHOULD CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR OR OTHER AUTHORIZED FINANCIAL REPRESENTATIVE, OR CALL (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
    You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

 OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
 Contact Your       To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
 By Letter          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
                    ------------------------------------------------------------
                    If you are requesting payment to anyone other than the
                    registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Dean Witter
                    Trust FSB. (You should contact Morgan Stanley Dean Witter
                    Trust FSB at (800) 869-NEWS for a determination as to
                    whether a particular institution is an eligible guarantor.)
                    A notary public CANNOT provide a signature guarantee.
                    Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                    P.O. Box 983, Jersey City, NJ 07303. If you hold share
                    certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal Plan    Family of Funds has a total market value of at least
                    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                    semi-annual or annual basis, from any Fund with a balance of
                    $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
 [ICON]             Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Dean Witter Financial Advisor or other
                    authorized financial representative, or call (800) 869-NEWS.
                    You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

(SIDEBAR)
SYSTEMATIC WITHDRAWAL PLAN
THIS PLAN ALLOWS YOU TO WITHDRAW MONEY AUTOMATICALLY FROM YOUR FUND ACCOUNT AT REGULAR INTERVALS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR MORE DETAILS.
(END SIDEBAR)

    PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

    Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

    TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

    REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

    INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

    However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

    MARGIN ACCOUNTS. Certain restrictions may apply to Fund shares pledged in margin accounts with Dean Witter Reynolds or another authorized broker-dealer of Fund shares. If you hold Fund shares in this manner, please contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative for more details.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
    The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

    The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends and capital gains are distributed annually in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

(SIDEBAR)
TARGETED DIVIDENDS(SM)
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
(END SIDEBAR)

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
    As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

    Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

    - The Fund makes distributions; and

    - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

    TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

    Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

    TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

    When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
    The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

    The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

    The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

CLASS   SALES CHARGE                              ANNUAL 12b-1 FEE
------------------------------------------------------------------
 A      Maximum 5.25% initial sales charge
        reduced for purchase of $25,000 or more;
        shares sold without an initial sales
        charge are generally subject to a 1.0%
        CDSC during the first year                          0.25%
------------------------------------------------------------------
 B      Maximum 5.0% CDSC during the first year
        decreasing to 0% after six years                    1.0%
------------------------------------------------------------------
 C      1.0% CDSC during the first year                     1.0%
------------------------------------------------------------------
 D      None                                                None
------------------------------------------------------------------

     CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
 AMOUNT OF                                PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
 SINGLE TRANSACTION                          OFFERING PRICE        OF AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                 5.25%                   5.54%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                     4.75%                   4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                    4.00%                   4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                   3.00%                   3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $1 million                 2.00%                   2.04%
---------------------------------------------------------------------------------------
 $1 million and over                               0.00%                   0.00%
---------------------------------------------------------------------------------------

(SIDEBAR)
FRONT-END SALES CHARGE OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
(END SIDEBAR)

    The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

    - A single account (including an individual, trust or fiduciary account).

    - Family member accounts (limited to husband, wife and children under the age of 21).

    - Pension, profit sharing or other employee benefit plans of companies and their affiliates.

    - Tax-exempt organizations.

    - Groups organized for a purpose other than to buy mutual fund shares.

    COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

    RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

    You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

    LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid.

    OTHER FRONT-END SALES CHARGE WAIVERS. In addition to investments of
    $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

    - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

    - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

    - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

    - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

    - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

     CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(SIDEBAR)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
(END SIDEBAR)

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
----------------------------------------------------------------
 First                                              5.0%
----------------------------------------------------------------
 Second                                             4.0%
----------------------------------------------------------------
 Third                                              3.0%
----------------------------------------------------------------
 Fourth                                             2.0%
----------------------------------------------------------------
 Fifth                                              2.0%
----------------------------------------------------------------
 Sixth                                              1.0%
----------------------------------------------------------------
 Seventh and thereafter                            None
----------------------------------------------------------------

    Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

    CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

    - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

    - Sales in connection with the following retirement plan "distributions":
      (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
      (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

    - Sales of shares held for you as a participant in an MSDW Eligible Plan.

    - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

    All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

    DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

    In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

    Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

    If you exchange your Class B shares for shares of a Money Market Fund, No-Load Fund or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

    EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

    For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.

    In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

    CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

    DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

     CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

    - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

    - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

    - Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

    - Certain unit investment trusts sponsored by Dean Witter Reynolds.

    - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

    - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

    MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

    NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

    PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

        This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED OCTOBER 31                                   1998++      1997*++       1996         1995        1994
----------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $  6.85     $ 11.14     $   9.77     $  11.45     $   10.80
----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment loss                                            (0.09)      (0.10)       (0.10)       (0.08)        (0.06)
    Net realized and unrealized gain (loss)                        (1.75)      (3.35)        1.66        (1.38)         0.73
                                                                 -------     -------     --------     --------   -----------
 Total income (loss) from investment operations                    (1.84)      (3.45)        1.56        (1.46)         0.67
----------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                             --       (0.13)          --           --            --
    Net realized gain                                                 --       (0.71)       (0.19)       (0.22)        (0.02)
                                                                 -------     -------     --------     --------   -----------
 Total dividends and distributions                                    --       (0.84)       (0.19)       (0.22)        (0.02)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $  5.01     $  6.85     $  11.14     $   9.77     $   11.45
----------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                    (26.86)%    (33.29)%      15.93%      (12.78)%        6.18%
----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                           2.78%(1)    2.36%        2.27%        2.29%         2.28%
----------------------------------------------------------------------------------------------------------------------------
 Net investment loss                                               (1.55)%(1)  (1.13)%      (0.84)%      (0.70)%       (0.87)%
----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                         $30,005     $37,964     $ 60,841     $ 55,448     $  73,444
----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              36%         53%          46%          23%           46%
----------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS A SHARES++
------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
 SELECTED PER SHARE DATA:                                      OCTOBER 31, 1998        THROUGH OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $  6.86                     $ 7.95
------------------------------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                               (0.05)                        --
    Net realized and unrealized loss                                  (1.76)                     (1.09)
                                                                    -------                    -------
 Total loss from investment operations                                (1.81)                     (1.09)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $  5.05                     $ 6.86
------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                       (26.38)%                   (13.71)%(1)
------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------
 Expenses                                                              2.01%(3)                   1.61%(2)
------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                  (0.78)%(3)                 (0.08)%(2)
------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                            $    91                     $   32
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 36%                        53%
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES++
------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $  6.84                     $ 7.95
------------------------------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
    Net investment loss                                               (0.09)                     (0.02)
    Net realized and unrealized loss                                  (1.74)                     (1.09)
                                                                    -------                    -------
 Total loss from investment operations                                (1.83)                     (1.11)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                     $  5.01                     $ 6.84
------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                       (26.75)%                   (13.96)%(1)
------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------
 Expenses                                                              2.78%(3)                   2.37%(2)
------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                  (1.55)%(3)                 (0.79)%(2)
------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                            $ 1,046                     $  475
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 36%                        53%
------------------------------------------------------------------------------------------------------------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES++
---------------------------------------------------------------------------------------------
                                         FOR THE YEAR ENDED    FOR THE PERIOD JULY 28, 1997*
 SELECTED PER SHARE DATA:                 OCTOBER 31, 1998        THROUGH OCTOBER 31, 1997
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 6.86                     $ 7.95
---------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
    Net investment income                         0.02                         --
    Net realized and unrealized loss             (1.85)                     (1.09)
                                               -------                    -------
 Total loss from investment operations           (1.83)                     (1.09)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                 $ 5.03                     $ 6.86
---------------------------------------------------------------------------------------------
 TOTAL RETURN+                                  (26.68)%                   (13.71)%(1)
---------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------
 Expenses                                         1.78%(3)                   1.35%(2)
---------------------------------------------------------------------------------------------
 Net investment income (loss)                    (0.55)%(3)                  0.22%(2)
---------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                      $  327                     $    9
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                            36%                        53%
---------------------------------------------------------------------------------------------

*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

                      ----------------------------------------------------------

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                      ----------------------------------------------------------

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                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

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24

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------

GROWTH FUNDS
Aggressive Equity Fund
American Value Fund
Capital Growth Securities
Developing Growth Securities
Equity Fund
Growth Fund
Market Leader Trust
Mid-Cap Growth Fund
Special Value Fund
Value Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Precious Metals and Minerals Trust

GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
Global Dividend Growth Securities
International SmallCap Fund
Japan Fund
Pacific Growth Fund

--------------------------------------------------------------------------------
 GROWTH AND INCOME FUNDS
---------------------------------
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds - Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Global Utilities Fund
Utilities Fund

--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------

GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)

GLOBAL INCOME FUNDS
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------

TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
N.Y. Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be Funds created after this PROSPECTUS was published. Please consult the inside front cover of a new Fund's PROSPECTUS for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are:
NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - FEBRUARY 22, 1999

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            www.deanwitter.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

 TICKER SYMBOLS:

  CLASS A:   METAX      CLASS C:   METCX
--------------------  --------------------

  CLASS B:   METBX      CLASS D:   METDX
--------------------  --------------------

(MORGAN STANLEY DEAN WITTER
PRECIOUS METALS AND MINERALS
TRUST; INVESTMENT COMPANY ACT
FILE NO. 811-5988)

MORGAN STANLEY DEAN WITTER
                                                             PRECIOUS METALS AND
                                                                  MINERALS TRUST

                               [BACK COVER PHOTO]

                                                                   A MUTUAL FUND
                                                            THAT SEEKS LONG-TERM
                                                            CAPITAL APPRECIATION

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND    TWO WORLD TRADE CENTER,
MINERALS TRUST                                    NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The fiscal year ended October 31, 1998, continued to be a difficult period for gold and other precious metals. Several factors contributed to gold's struggle during the period under review. Probably the most significant factor was the low rate of inflation in the United States. Another negative influence was the decision by several European central banks to sell gold reserves to meet European Monetary Union (EMU) requirements for reduced budget deficits. Also, because gold tends to perform poorly when the U.S. dollar is strong, the price of bullion suffered as the U.S. dollar continued to outpace all other major currencies, particularly the Japanese yen. The financial woes of the Asian economies during the period reinforced the U.S. dollar's strength, thus contributing to the downward pressure on the price of gold.

Gold opened the period at a 12-year low of $311 per ounce and dropped to a 19-year low of $273 per ounce in August. In September, anticipation that the Federal Reserve Board would ease monetary policy resulted in a weakening of the U.S. dollar and an increase in the gold price. Bullion ended the period under review at $293 per ounce.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended October 31, 1998, the average precious metals fund, as measured by the Lipper Gold-Oriented Funds Index, returned -25.29 percent. Morgan Stanley Dean Witter Precious Metals and Minerals Trust was no exception, as its Class B shares posted a total return of -26.86 percent. During the same period, the Fund's Class A, C and D shares returned -26.38 percent, -26.75 percent and -26.68 percent, respectively. The performance of the Fund's four share classes varies, because each class has different expenses. The broader market, as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500), earned a 21.99 percent return. The

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

accompanying chart illustrates the performance of a $10,000 investment in the Fund's Class B shares versus that of similar hypothetical investments in the Lipper Gold-Oriented Funds Index and the S&P 500.

At period end, the Fund's key portfolio holdings included Stillwater Mining, Euro-Nevada Mining, Placer Dome, Barrick Gold and Battle Mountain Gold. Geographically, the Fund's assets were 46 percent invested in Canada, 32 percent in the United States, 18 percent in Australia and 3 percent in the United Kingdom.

LOOKING AHEAD

The spread of the "Asian flu" to Russia and Latin America has led to concerns about whether the United States can withstand growing outside financial pressures. If the health of the U.S. economy appears threatened, as the economies of Latin America experience further difficulties and Japan seeks to resolve its financial problems, we would expect pressures on the U.S. dollar. This trend would likely create more interest in gold as a hedge for the dollar and would be positive for bullion over the long term, because gold is considered a safe haven in times of financial uncertainty. Precious metals stocks should also perform well in such an environment.

We believe that the long-term outlook for precious metals is promising. Supply is slowing as high-cost mines close, and demand is currently strong. Future trends may depend on the impact that the upcoming European Monetary Union has on the market. Also, if the reactions of the world's central bankers to the ongoing global financial crisis lead to higher inflation, we could expect to see an increase in the price of gold.

We appreciate your ongoing support of Morgan Stanley Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND
MINERALS TRUST
FUND PERFORMANCE OCTOBER 31, 1998


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


 GROWTH OF $10,000--CLASS B
      ($ in Thousands)
                                Fund     S&P 500(4)   Lipper(5)
August 6, 1990                  $10,000      $10,000    $10,000
October 31, 1990                 $8,570       $9,179     $8,663
October 31, 1991                 $8,675      $12,251     $9,060
October 31, 1992                 $7,984      $13,469     $7,436
October 31, 1993                $10,956      $15,476    $11,871
October 31, 1994                $11,634      $16,072    $13,717
October 31, 1995                $10,147      $20,313    $11,157
October 31, 1996                $11,764      $25,200    $13,248
October 31, 1997                 $7,848      $33,277     $8,554
October 31, 1998              $5,740(3)      $40,594     $6,390

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                    AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------
                CLASS B SHARES*                                     CLASS A SHARES**
-----------------------------------------------      -----------------------------------------------
PERIOD ENDED 10/31/98                                PERIOD ENDED 10/31/98
-------------------------                            -------------------------
1 Year                     (26.86)%(1)  (30.52)%(2)  1 Year                     (26.38)%(1)   (30.25)%(2)
5 Years                    (12.13) (1)  (12.44) (2)  Since Inception (7/28/97)  (30.25) (1)   (33.18) (2)
Since Inception (8/6/90)    (6.52) (1)   (6.52) (2)

                CLASS C SHARES+                                     CLASS D SHARES++
-----------------------------------------------      -----------------------------------------------
PERIOD ENDED 10/31/98                                PERIOD ENDED 10/31/98
-------------------------                            -------------------------
1 Year                     (26.75)%(1)  (27.49)%(2)  1 Year                     (26.68)%(1)
Since Inception (7/28/97)  (30.69) (1)  (30.69) (2)  Since Inception (7/28/97)  (30.47) (1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.
 (4) The Standard and Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Gold-Oriented Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Gold-Oriented Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.
*    The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
**   The maximum front-end sales charge for Class A is 5.25%.
+ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.1%)
            AUSTRALIA (18.0%)
            GOLD MINING
   600,000  Delta Gold NL..........................................................................  $   980,928
   500,000  Resolute Ltd...........................................................................      430,560
 1,250,000  Ross Mining NL.........................................................................      811,200
                                                                                                     -----------
                                                                                                       2,222,688
                                                                                                     -----------
            PRECIOUS METALS
   700,000  Acacia Resources Ltd...................................................................    1,113,840
   300,000  Lihir Gold Ltd.*.......................................................................      415,584
    25,000  Lihir Gold Ltd. (ADR)*.................................................................      662,500
   800,000  Normandy Mining Ltd....................................................................      713,856
   200,000  Ranger Minerals NL*....................................................................      549,120
                                                                                                     -----------
                                                                                                       3,454,900
                                                                                                     -----------

            TOTAL AUSTRALIA........................................................................    5,677,588
                                                                                                     -----------

            CANADA (45.9%)
            GOLD MINING
    50,000  IAMGOLD, International African Mining Gold Corp.*......................................      141,005
    50,000  IAMGOLD, International African Mining Gold Corp. - 144A*...............................      141,005
   100,000  Sutton Resources Ltd.*.................................................................      385,738
   200,000  Yamana Resources, Inc.*................................................................      154,295
                                                                                                     -----------
                                                                                                         822,043
                                                                                                     -----------
            PRECIOUS METALS
    90,000  Aber Resources Ltd.*...................................................................      504,700
   200,000  Agnico-Eagle Mines Ltd.................................................................      998,379
    85,000  Barrick Gold Corp......................................................................    1,816,875
   200,000  Cambior Inc. (ADR).....................................................................    1,000,000
   135,000  Euro-Nevada Mining Corp................................................................    2,109,238
    75,000  Franco Nevada Mining Corp. Ltd.........................................................    1,446,515
   350,000  Geomaque Explorations Ltd.*............................................................      349,433
   200,000  Greenstone Resources Ltd.*.............................................................      286,548
   300,000  Meridian Gold Inc.*....................................................................    1,556,250
   125,000  Placer Dome, Inc. (ADR)................................................................    1,968,750
   100,000  Prime Resources Group, Inc. (ADR)......................................................      849,271
   125,000  Repadre Capital Corp.*.................................................................      202,593
   650,000  Vengold Inc.*..........................................................................      526,742
                                                                                                     -----------
                                                                                                      13,615,294
                                                                                                     -----------
            TOTAL CANADA...........................................................................   14,437,337
                                                                                                     -----------

            UNITED KINGDOM (3.1%)
            OTHER METALS/MINERALS
    20,000  Rio Tinto PLC (ADR)....................................................................      990,000
                                                                                                     -----------

            UNITED STATES (32.0%)
            CONSUMER SPECIALTIES
    50,000  Lazare Kaplan International, Inc.*.....................................................      387,500
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            OTHER METALS/MINERALS
    75,000  Freeport-McMoran Copper & Gold, Inc. (Class A).........................................  $   895,313
    20,000  Freeport-McMoran Copper & Gold, Inc. (Class B).........................................      246,250
                                                                                                     -----------
                                                                                                       1,141,563
                                                                                                     -----------
            PRECIOUS METALS
   300,000  Battle Mountain Gold Co................................................................    1,631,250
   125,000  Crown Resources Corp.*.................................................................      312,500
    85,000  Getchell Gold Corp.*...................................................................    1,487,500
   100,000  Homestake Mining Co....................................................................    1,187,500
    70,375  Newmont Mining Corp....................................................................    1,495,469
    75,000  Stillwater Mining Co.*.................................................................    2,428,125
                                                                                                     -----------
                                                                                                       8,542,344
                                                                                                     -----------

            TOTAL UNITED STATES....................................................................   10,071,407
                                                                                                     -----------

            ZIMBABWE (0.1%)
            OTHER METALS/MINERALS
   120,000  Zimbabwe Platinum Mines Ltd.*..........................................................       29,203
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $39,486,619)..........................................................   31,205,535
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (2.2%)
            REPURCHASE AGREEMENT
$      684  The Bank of New York 5.125% due 11/02/98 (dated 10/30/98; proceeds $683,945)
              (IDENTIFIED COST $683,653) (a).......................................................      683,653
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $40,170,272) (b)..........................................................  101.3%    31,889,188

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.3)      (420,898)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 31,468,290
                                                                                             =====   ============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $697,301 Student Loan Marketing Association 5.077% due 11/19/98 valued at $697,326.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,346,405 and the aggregate gross unrealized depreciation is $10,627,489, resulting in net unrealized depreciation of $8,281,084.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $40,170,272)...........................................  $ 31,889,188
Receivable for:
    Shares of beneficial interest sold....................................       149,650
    Dividends.............................................................        30,654
Prepaid expenses and other assets.........................................        39,781
                                                                            ------------
     TOTAL ASSETS.........................................................    32,109,273
                                                                            ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.............................       283,981
    Investments purchased.................................................       254,856
    Plan of distribution fee..............................................        27,378
    Investment management fee.............................................        22,099
Accrued expenses and other payables.......................................        52,669
                                                                            ------------
     TOTAL LIABILITIES....................................................       640,983
                                                                            ------------
     NET ASSETS...........................................................  $ 31,468,290
                                                                            ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...........................................................  $ 60,013,917
Net unrealized depreciation...............................................    (8,281,197)
Accumulated net investment loss...........................................      (127,339)
Accumulated net realized loss.............................................   (20,137,091)
                                                                            ------------
     NET ASSETS...........................................................  $ 31,468,290
                                                                            ============
CLASS A SHARES:
Net Assets................................................................       $91,152
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................        18,054
     NET ASSET VALUE PER SHARE............................................         $5.05
                                                                                   =====

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)....................         $5.33
                                                                                   =====
CLASS B SHARES:
Net Assets................................................................   $30,005,023
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................     5,990,376
     NET ASSET VALUE PER SHARE............................................         $5.01
                                                                                   =====
CLASS C SHARES:
Net Assets................................................................    $1,045,540
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................       208,707
     NET ASSET VALUE PER SHARE............................................         $5.01
                                                                                   =====
CLASS D SHARES:
Net Assets................................................................      $326,575
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).................        64,942
     NET ASSET VALUE PER SHARE............................................         $5.03
                                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT LOSS:

INCOME
Dividends (net of $14,613 foreign withholding tax)....................................  $    247,239
Interest..............................................................................       145,797
                                                                                        ------------

     TOTAL INCOME.....................................................................       393,036
                                                                                        ------------

EXPENSES
Plan of distribution fee (Class A shares).............................................           147
Plan of distribution fee (Class B shares).............................................       306,235
Plan of distribution fee (Class C shares).............................................         9,392
Investment management fee.............................................................       256,380
Registration fees.....................................................................        88,745
Transfer agent fees and expenses......................................................        86,657
Professional fees.....................................................................        53,618
Shareholder reports and notices.......................................................        49,175
Custodian fees........................................................................        16,621
Trustees' fees and expenses...........................................................        10,804
Other.................................................................................         7,989
                                                                                        ------------

     TOTAL EXPENSES...................................................................       885,763
                                                                                        ------------

     NET INVESTMENT LOSS..............................................................      (492,727)
                                                                                        ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
    Investments.......................................................................    (9,648,954)
    Foreign exchange transactions.....................................................          (629)
                                                                                        ------------

     NET LOSS.........................................................................    (9,649,583)
                                                                                        ------------
Net change in unrealized appreciation/depreciation on:
    Investments.......................................................................      (420,844)
    Translation of other assets and liabilities denominated in foreign currencies.....            22
                                                                                        ------------

     NET DEPRECIATION.................................................................      (420,822)
                                                                                        ------------

     NET LOSS.........................................................................   (10,070,405)
                                                                                        ------------

NET DECREASE..........................................................................  $(10,563,132)
                                                                                        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR    FOR THE YEAR
                                                                            ENDED           ENDED
                                                                         OCTOBER 31,     OCTOBER 31,
                                                                            1998            1997*
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss...................................................  $   (492,727)   $   (575,376)
Net realized loss.....................................................    (9,649,583)     (9,101,223)
Net change in unrealized depreciation.................................      (420,822)     (9,193,959)
                                                                        -------------   -------------

     NET DECREASE.....................................................   (10,563,132)    (18,870,558)
                                                                        -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares....................................................       --             (656,572)
Net realized gain
    Class B shares....................................................       --           (3,712,483)
                                                                        -------------   -------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................       --           (4,369,055)
                                                                        -------------   -------------
Net increase from transactions in shares of beneficial interest.......     3,551,128         878,665
                                                                        -------------   -------------

     NET DECREASE.....................................................    (7,012,004)    (22,360,948)

NET ASSETS:
Beginning of period...................................................    38,480,294      60,841,242
                                                                        -------------   -------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $127,339 AND $191,129,
    RESPECTIVELY).....................................................  $ 31,468,290    $ 38,480,294
                                                                        ============    ============

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund"), formerly Dean Witter Precious Metals and Minerals Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,830,463 at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $81,003 and $1,677, respectively and received approximately $4,714 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $15,521,451 and $10,677,356, respectively.

For the year ended October 31, 1998, the Fund incurred $13,415 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the year ended October 31, 1998, the Fund incurred $2,500 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $500.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transaction in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998             OCTOBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................      163,290    $    830,904         4,703    $     37,724
Redeemed.........................................................     (149,939)       (771,988)      --              --
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class A..........................................       13,351          58,916         4,703          37,724
                                                                   -----------    ------------   -----------    ------------
CLASS B SHARES
Sold.............................................................   10,593,880      59,088,953    12,331,939     111,539,261
Reinvestment of dividends and distributions......................      --             --             402,436       4,004,238
Redeemed.........................................................  (10,149,788)    (56,742,708)  (12,648,999)   (115,262,441)
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class B..........................................      444,092       2,346,245        85,376         281,058
                                                                   -----------    ------------   -----------    ------------
CLASS C SHARES
Sold.............................................................      604,559       3,428,478        95,151         732,145
Redeemed.........................................................     (465,261)     (2,500,980)      (25,742)       (182,272)
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class C..........................................      139,298         927,498        69,409         549,873
                                                                   -----------    ------------   -----------    ------------
CLASS D SHARES
Sold.............................................................      362,666       2,036,922         1,259          10,010
Redeemed.........................................................     (298,983)     (1,818,453)      --              --
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class D..........................................       63,683         218,469         1,259          10,010
                                                                   -----------    ------------   -----------    ------------
Net increase in Fund.............................................      660,424    $  3,551,128       160,747    $    878,665
                                                                   ===========    ============   ===========    ============

---------------------

 * For Class A, C and D, for the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $20,110,000 of which $10,239,000 will be available through October 31, 2005 and $9,871,000 will be available through October 31, 2006 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to a net operating loss and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $404,421, accumulated net realized loss was charged $152,096 and net investment loss was credited $556,517.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE YEAR ENDED OCTOBER 31
                                          ----------------------------------------------------------------
                                           1998++       1997*++         1996          1995          1994
----------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....   $  6.85       $ 11.14       $  9.77       $ 11.45       $ 10.80
                                           -------       -------       -------       -------       -------

Income (loss) from investment
 operations:
   Net investment loss..................     (0.09)        (0.10)        (0.10)        (0.08)        (0.06)
   Net realized and unrealized gain
   (loss)...............................     (1.75)        (3.35)         1.66         (1.38)         0.73
                                           -------       -------       -------       -------       -------

Total income (loss) from investment
 operations.............................     (1.84)        (3.45)         1.56         (1.46)         0.67
                                           -------       -------       -------       -------       -------

Less dividends and distributions from:
   Net investment income................     --            (0.13)        --            --            --
   Net realized gain....................     --            (0.71)        (0.19)        (0.22)        (0.02)
                                           -------       -------       -------       -------       -------

Total dividends and distributions.......     --            (0.84)        (0.19)        (0.22)        (0.02)
                                           -------       -------       -------       -------       -------

Net asset value, end of period..........   $  5.01       $  6.85       $ 11.14       $  9.77       $ 11.45
                                           =======       =======       =======       =======       =======

TOTAL RETURN+...........................    (26.86)%      (33.29)%       15.93%       (12.78)%        6.18%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.78%(1)      2.36%         2.27%         2.29%         2.28%

Net investment loss.....................     (1.55)%(1)    (1.13)%       (0.84)%       (0.70)%       (0.87)%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $30,005       $37,964       $60,841       $55,448       $73,444

Portfolio turnover rate.................        36%           53%           46%           23%           46%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED         THROUGH OCTOBER
                                                              OCTOBER 31, 1998       31, 1997
-------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $  6.86            $  7.95
                                                                  -------            -------
Loss from investment operations:
   Net investment loss......................................        (0.05)              --
   Net realized and unrealized loss.........................        (1.76)             (1.09)
                                                                  -------            -------
Total loss from investment operations.......................        (1.81)             (1.09)
                                                                   ------             ------
Net asset value, end of period..............................      $  5.05            $  6.86
                                                                  =======            =======
TOTAL RETURN+...............................................       (26.38)%           (13.71)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         2.01%(3)           1.61%(2)
Net investment loss.........................................        (0.78)%(3)         (0.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $91                $32
Portfolio turnover rate.....................................           36%                53%
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $  6.84            $  7.95
                                                                  -------            -------
Loss from investment operations:
   Net investment loss......................................        (0.09)             (0.02)
   Net realized and unrealized loss.........................        (1.74)             (1.09)
                                                                   ------             ------
Total loss from investment operations.......................        (1.83)             (1.11)
                                                                   ------             ------
Net asset value, end of period..............................      $  5.01            $  6.84
                                                                  =======            =======
TOTAL RETURN+...............................................       (26.75)%           (13.96)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         2.78%(3)           2.37%(2)
Net investment loss.........................................        (1.55)%(3)         (0.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $1,046               $475
Portfolio turnover rate.....................................           36%                53%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED             THROUGH
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------

CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $  6.86            $  7.95
                                                                  -------            -------

Income (loss) from investment operations:
   Net investment income....................................         0.02               --
   Net realized and unrealized loss.........................        (1.85)             (1.09)
                                                                  -------            -------

Total loss from investment operations.......................        (1.83)             (1.09)
                                                                   ------             ------

Net asset value, end of period..............................      $  5.03            $  6.86
                                                                  =======            =======

TOTAL RETURN+...............................................       (26.68)%           (13.71)%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses....................................................         1.78%(3)           1.35%(2)

Net investment income (loss)................................        (0.55)%(3)          0.22%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands.....................         $327                 $9

Portfolio turnover rate.....................................           36%                53%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND
MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund"), formerly Dean Witter Precious Metals and Minerals Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 7, 1998

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic                                       MORGAN STANLEY DEAN WITTER
Charles A. Fiumefreddo                              PRECIOUS METALS
Edwin J. Garn                                       AND MINERALS TRUST
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS                                            [PHOTO]

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Robert Rossetti
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS                             ANNUAL REPORT
                                                    OCTOBER 31, 1998
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999

Two World Trade Center,
New York, New York 10048

DEAR SHAREHOLDER:

The six-month period ended April 30, 1999 was one of stabilization in the gold market. After two and a half years of declining prices, gold hit a 19-year low of $273 per ounce in August 1998. Then, in the aftermath of the near-collapse of a major hedge fund last summer, the Federal Reserve Board began to aggressively ease monetary policy, which resulted in a weakening of the U.S. dollar versus other major currencies and, consequently, a reversal in the price of gold.

After a rally to $300 per ounce in September, the price of gold drifted to a year-end level of $288 and remained between roughly $280 and $290 in the first four months of 1999. The gold market had to deal with the prospects of International Monetary Fund sales of official gold holdings to fund debt relief for poor nations, the passage of a Swiss plebiscite to delink its currency from gold, and a rebounding dollar. At the same time, industrial commodity prices rose, on the increasing belief that the global economic cycle was bottoming. Economists upgraded global GDP forecasts and analysts revised metal prices upward, including the price of gold. Thus, the improving demand-driven economic outlook, combined with limited supply-side adjustments on the part of producers, set the stage for a more positive environment for precious metals.


PERFORMANCE AND PORTFOLIO

For the six-month period under review, Morgan Stanley Dean Witter Precious Metals and Minerals Trust's Class B shares posted a total return of 3.59 percent versus 5.28 percent for the Lipper Gold Funds Index and 22.31 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). For the same period, the Fund's Class A, C and D shares produced total returns of 4.16 percent, 3.59 percent and 3.78 percent, respectively. Performance of the Fund's four share classes varies because of differing expenses.

The Fund's performance reflected the generally lackluster environment of the precious metals market. We believe, however, that this environment is

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued

likely to improve as pessimism about gold abates. The Fund's key holdings include Stillwater Mining, Barrick Gold, Euro-Nevada Mining, Getchell Gold and Placer Dome.


LOOKING AHEAD

On May 7, 1999, the Bank of England announced that it planned to sell 415 metric tons of its 715-metric-ton gold reserves. The United Kingdom plans to sell 125 metric tons of its reserves by March 31, 2000, and reduce its holdings to 300 metric tons over a three- to five-year period. The market's initial response was negative, with the gold price dropping more than $10 per ounce. However, we believe that this announcement by the U.K. will create a degree of central bank transparency that should reduce ambiguity and eventually restore investor confidence. The decision also demonstrates the seriousness of the gold policy of the European Central Bank (ECB). The U.K. is likely to join the European Monetary Union (EMU), which would put its gold holdings under the jurisdiction of the ECB. The ECB is unlikely to approve gold sales; therefore, the U.K. would have to sell its reserves before joining EMU. Finally, we believe that the U.K.'s intention to sell gold is unlikely to spark other official sector sales, because G-10 officials have indicated that they have no intention to sell in light of the U.K. decision. Thus, after a month or two of stabilization, we believe the gold market is likely to join the broad metals market in rising to higher levels.

We believe that the long-term outlook for precious metals appears promising. Demand is strong and production growth is slowing as high-cost mines continue to close. Future trends may depend on the market's perception of official sector sales and on the response from central bankers to the world's fragile economic condition. If central banks move toward inflationary policies to help stagnant economies recover from burdensome debt loads, we would expect a recovery in the price of gold.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
LETTER TO THE SHAREHOLDERS April 30, 1999, continued

We appreciate your ongoing support of Morgan Stanley Dean Witter Precious Metals and Minerals Trust and look forward to continuing to serve your investment needs.



Very truly yours,

/s/ Charles A. Fiumfreddo

CHARLES A. FIUMFREDDO
Chairman of the Board


/s/ Mitchell M. Merin

MITCHELL M. MERIN
President

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)




    NUMBER OF
      SHARES                                                         VALUE
-----------------                                              -----------------
                    COMMON STOCKS (94.4%)
                    AUSTRALIA (16.9%)
                    Precious Metals
  800,000           Acacia Resources Ltd. ..................   $ 1,111,152
  800,000           Delta Gold NL ..........................     1,243,432
   25,000           Lihir Gold Ltd. (ADR)* .................       446,875
  400,000           Newcrest Mining Ltd.* ..................       918,023
1,000,000           Normandy Mining Ltd. ...................       866,434
  200,000           Rangers Minerals NL* ...................       522,506
1,250,000           Ross Mining NL .........................       768,878
                                                               -----------
                    TOTAL AUSTRALIA ........................     5,877,300
                                                               -----------
                    CANADA (44.6%)
                    Other Metals/Minerals
  125,000           Aber Resources Ltd.* ...................       831,333
   25,000           Dia Met Minerals Ltd. (Class A)*........       338,533
                                                               -----------
                                                                 1,169,866
                                                               -----------
                    Precious Metals
  220,000           Agnico-Eagle Mines Ltd. ................     1,357,559
  131,300           Barrick Gold Corp. .....................     2,645,514
  135,000           Euro-Nevada Mining Corp. ...............     2,309,393
   85,000           Franco Nevada Mining Corp. Ltd..........     1,643,469
   40,000           Francisco Gold Corp.* ..................       342,818
  350,000           Geomaque Explorations Ltd.* ............       347,960
  200,000           Goldcorp Inc. (Class A)* ...............     1,206,719
  170,000           IAMGOLD, International African
                    Mining Gold Corp.* .....................       454,577
   50,000           IAMGOLD, International African
                    Mining Gold Corp. -- 144A* .............       133,699
  300,000           Meridian Gold Inc.* ....................     1,725,000
  150,000           Pacific Rim Mining Corp.* ..............       169,695
  125,000           Placer Dome, Inc. (ADR) ................     1,765,625
  125,000           Repadre Capital Corp.* .................       222,832
                                                               -----------
                                                                14,324,860
                                                               -----------
                    TOTAL CANADA ...........................    15,494,726
                                                               -----------
                    GHANA (2.6%)
                    Precious Metals
  100,000           Ashanti Goldfield Co., Ltd. (GDR).......       900,000
                                                               -----------
                    UNITED KINGDOM (1.9%)
                    Other Metals/Minerals
   10,000           Rio Tinto PLC (ADR) ....................       681,250
                                                               -----------
                    UNITED STATES (28.3%)
                    Consumer Specialties
   50,000           Lazare Kaplan International, Inc.*......       450,000
                                                               -----------
                    Precious Metals
  200,000           Battle Mountain Gold Co. ...............       562,500



    NUMBER OF
      SHARES                                                         VALUE
-----------------                                              -----------------
   65,000           Getchell Gold Corp.* ...................   $ 2,218,125
  181,750           Homestake Mining Co. ...................     1,737,985
   70,000           Newmont Mining Corp. ...................     1,684,375
  112,500           Stillwater Mining Co.* .................     3,185,156
                                                               -----------
                                                                 9,388,141
                                                               -----------
                    TOTAL UNITED STATES ....................     9,838,141
                                                               -----------
                    ZIMBABWE (0.1%)
                    Other Metals/Minerals
  120,000           Zimbabwe Platinum Mines Ltd.*...........        28,572
                                                               -----------
                    TOTAL COMMON STOCKS
                    (Identified Cost $34,098,234) ..........    32,819,989
                                                               -----------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS
----------

                    SHORT-TERM INVESTMENT (a) (7.5%)
                    U.S. GOVERNMENT AGENCY
$  2,600            Student Loan Marketing Assoc.
                    4.80% due 05/03/99
                    (Amortized Cost $2,599,307)..............    2,599,307
                                                                 ---------


TOTAL INVESTMENTS
(Identified Cost $36,697,541) (b) .........         101.9 %     35,419,296

LIABILITIES IN EXCESS OF CASH AND
OTHER ASSETS ..............................          (1.9)        (668,355)
                                                    -------    -----------
NET ASSETS ................................         100.0 %    $34,750,941
                                                    =======    ===========

--------------------------------
ADR        American Depository Receipt.
GDR        Global Depository Receipt.
*          Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,972,322 and the aggregate gross unrealized depreciation is $5,250,567, resulting in net unrealized depreciation of $1,278,245.


FORWARD FOREIGN CURRENCY CONTRACT OPEN AT APRIL 30, 1999:



  CONTRACT      IN EXCHANGE      DELIVERY       UNREALIZED
 TO DELIVER         FOR            DATE        DEPRECIATION
------------   -------------   ------------   -------------
$  172,334     AUD 260,166     05/05/1999        $ (260)

Currency Abbreviation:
AUD        Australian Dollar.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS:
Investments in securities, at value
   (identified cost $36,697,541) ................   $35,419,296
Cash ............................................        64,731
Receivable for:
     Shares of beneficial interest sold .........       145,696
     Dividends ..................................        12,500
Prepaid expenses and other assets ...............        30,001
                                                    -----------
     TOTAL ASSETS ...............................    35,672,224
                                                    -----------
LIABILITIES:
Payable for:
     Shares of beneficial interest
        repurchased .............................       652,862
     Investments purchased ......................       172,073
     Plan of distribution fee ...................        24,806
     Investment management fee ..................        20,402
Accrued expenses and other payables .............        51,140
                                                    -----------
     TOTAL LIABILITIES ..........................       921,283
                                                    -----------
     NET ASSETS .................................   $34,750,941
                                                    ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................   $62,231,332
Net unrealized depreciation .....................    (1,278,242)
Accumulated net investment loss .................      (311,442)
Accumulated net realized loss ...................   (25,890,707)
                                                    -----------
     NET ASSETS .................................   $34,750,941
                                                    ===========
CLASS A SHARES:
Net Assets ......................................   $   236,645
Shares Outstanding (unlimited authorized,
   $.01 par value) ..............................        44,971
     NET ASSET VALUE PER SHARE ..................   $      5.26
                                                    ===========
     MAXIMUM OFFERING PRICE PER SHARE,
        (net asset value plus 5.54% of net
        asset value) ............................   $      5.55
                                                    ===========
CLASS B SHARES:
Net Assets ......................................   $32,170,143
Shares Outstanding (unlimited authorized,
   $.01 par value) ..............................     6,195,943
     NET ASSET VALUE PER SHARE ..................   $      5.19
                                                    ===========
CLASS C SHARES:
Net Assets ......................................   $ 1,483,277
Shares Outstanding (unlimited authorized,
   $.01 par value) ..............................       285,762
     NET ASSET VALUE PER SHARE ..................   $      5.19
                                                    ===========
CLASS D SHARES:
Net Assets ......................................   $   860,876
Shares Outstanding (unlimited authorized,
   $.01 par value) ..............................       164,832
     NET ASSET VALUE PER SHARE ..................   $      5.22
                                                    ===========

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999 (unaudited)

NET INVESTMENT LOSS:
INCOME
Dividends (net of $10,733 foreign
   withholding tax) ...............................   $  203,038
Interest ..........................................       32,311
                                                      ----------
     TOTAL INCOME .................................      235,349
                                                      ----------
EXPENSES
Plan of distribution fee (Class A shares) .........          323
Plan of distribution fee (Class B shares) .........      140,092
Plan of distribution fee (Class C shares) .........        6,859
Investment management fee .........................      119,682
Transfer agent fees and expenses ..................       43,511
Professional fees .................................       39,662
Registration fees .................................       30,853
Shareholder reports and notices ...................       22,364
Custodian fees ....................................        7,321
Trustees' fees and expenses .......................        5,935
Other .............................................        2,850
                                                      ----------
     TOTAL EXPENSES ...............................      419,452
                                                      ----------
     NET INVESTMENT LOSS ..........................     (184,103)
                                                      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
     Investments ..................................   (5,751,026)
     Foreign exchange transactions ................       (2,590)
                                                      ----------
     NET LOSS .....................................   (5,753,616)
Net change in unrealized depreciation .............    7,002,955
                                                      ----------
     NET GAIN .....................................    1,249,339
                                                      ----------
NET INCREASE ......................................   $1,065,236
                                                      ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                          FOR THE SIX      FOR THE YEAR
                                                         MONTHS ENDED         ENDED
                                                        APRIL 30, 1999   OCTOBER 31, 1998
                                                       ---------------- -----------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................   $   (184,103)    $    (492,727)
Net realized loss ....................................     (5,753,616)       (9,649,583)
Net change in unrealized depreciation ................      7,002,955          (420,822)
                                                         ------------     -------------
   NET INCREASE (DECREASE) ...........................      1,065,236       (10,563,132)
                                                         ------------     -------------
Net increase from transactions in shares of beneficial
  interest ...........................................      2,217,415         3,551,128
                                                         ------------     -------------
   NET INCREASE (DECREASE) ...........................      3,282,651        (7,012,004)
NET ASSETS:
Beginning of period ..................................     31,468,290        38,480,294
                                                         ------------     -------------
  END OF PERIOD
   (Including accumulated net investment losses of
   $311,442 and $127,339, respectively) ..............   $ 34,750,941     $  31,468,290
                                                         ============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)



1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.


E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,024,012 at April 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended April 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

shares of $6, $42,419 and $1,154, respectively and received approximately $3,794 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $6,305,194 and $5,942,553, respectively.

For the six months ended April 30, 1999, the Fund incurred $4,519 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.


Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,000.


5. SHARES OF BENEFICIAL INTEREST

Transaction in shares of beneficial interest were as follows:



                                              FOR THE SIX                     FOR THE YEAR
                                             MONTHS ENDED                         ENDED
                                            APRIL 30, 1999                  OCTOBER 31, 1998
                                    ------------------------------- ---------------------------------
                                              (unaudited)
                                         SHARES          AMOUNT          SHARES           AMOUNT
                                    --------------- --------------- ---------------- ----------------
CLASS A SHARES
Sold ............................         963,520    $   4,845,905         163,290    $     830,904
Redeemed ........................        (936,603)      (4,730,193)       (149,939)        (771,988)
                                         --------    -------------        --------    -------------
Net increase -- Class A .........          26,917          115,712          13,351           58,916
                                         --------    -------------        --------    -------------
CLASS B SHARES
Sold ............................       2,898,905       14,373,073      10,593,880       59,088,953
Redeemed ........................      (2,693,338)     (13,205,398)    (10,149,788)     (56,742,708)
                                       ----------    -------------     -----------    -------------
Net increase -- Class B .........         205,567        1,167,675         444,092        2,346,245
                                       ----------    -------------     -----------    -------------
CLASS C SHARES
Sold ............................         569,096        2,794,057         604,559        3,428,478
Redeemed ........................        (492,041)      (2,314,046)       (465,261)      (2,500,980)
                                       ----------    -------------     -----------    -------------
Net increase -- Class C .........          77,055          480,011         139,298          927,498
                                       ----------    -------------     -----------    -------------
CLASS D SHARES
Sold ............................         285,836        1,405,372         362,666        2,036,922
Redeemed ........................        (185,946)        (951,355)       (298,983)      (1,818,453)
                                       ----------    -------------     -----------    -------------
Net increase -- Class D .........          99,890          454,017          63,683          218,469
                                       ----------    -------------     -----------    -------------
Net increase in Fund ............         409,429    $   2,217,415         660,424    $   3,551,128
                                       ==========    =============     ===========    =============

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $20,110,000 of which $10,239,000 will be available through October 31, 2005 and $9,871,000 will be available through October 31, 2006 to offset future capital gains to the extent provided by regulations.

At October 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


At April 30, 1999, there was an outstanding forward contract.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                FOR THE SIX
                                                               MONTHS ENDED
                                                             APRIL 30, 1999++
                                                         ------------------------
                                                                (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................           $      5.01
                                                                   -----------
Income (loss) from investment operations:
 Net investment loss ...................................                (0.03)
 Net realized and unrealized gain (loss) ...............                 0.21
                                                                   -----------
Total income (loss) from investment operations .........                 0.18
                                                                   -----------
Less dividends and distributions from:
 Net investment income .................................                   --
 Net realized gain .....................................                   --
                                                                   -----------
Total dividends and distributions ......................                   --
                                                                   -----------
Net asset value, end of period .........................           $      5.19
                                                                   ===========
TOTAL RETURN+ ..........................................                  3.59 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................                  2.82 %(2)(3)
Net investment loss ....................................                 (1.25)%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................           $    32,170
Portfolio turnover rate ................................                    21 %(1)



                                                                            FOR THE YEAR ENDED OCTOBER 31
                                                         -------------------------------------------------------------------
                                                                1998++           1997*++           1996            1995
                                                         ------------------- --------------- --------------- ---------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................       $     6.85         $    11.14      $     9.77      $   11.45
                                                               ----------         ----------      ----------      ----------
Income (loss) from investment operations:
 Net investment loss ...................................          ( 0.09)            ( 0.10)         ( 0.10)          (0.08)
 Net realized and unrealized gain (loss) ...............          ( 1.75)            ( 3.35)           1.66           (1.38)
                                                               ----------         ----------      ----------      ----------
Total income (loss) from investment operations .........          ( 1.84)            ( 3.45)           1.56           (1.46)
                                                               ----------         ----------      ----------      ----------
Less dividends and distributions from:
 Net investment income .................................              --             ( 0.13)             --              --
 Net realized gain .....................................              --             ( 0.71)         ( 0.19)          (0.22)
                                                               ----------         ----------      ----------      ----------
Total dividends and distributions ......................              --             ( 0.84)         ( 0.19)          (0.22)
                                                               ----------         ----------      ----------      ----------
Net asset value, end of period .........................       $     5.01         $     6.85      $    11.14      $     9.77
                                                               ==========         ==========      ==========      ==========
TOTAL RETURN+ ..........................................          (26.86)%          (33.29)%           15.93 %        (12.78)%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            2.78 %(3)         2.36 %          2.27 %            2.29 %
Net investment loss ....................................           (1.55)%(3)        (1.13)%         (0.84)%           (0.70)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................         $30,005          $ 37,964         $60,841           $55,448
Portfolio turnover rate ................................              36 %              53 %            46 %              23 %



                                                          FOR THE YEAR
                                                          ENDED OCTOBER
                                                                31
                                                         ---------------
                                                               1994
                                                         ---------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................      $    10.80
                                                              ----------
Income (loss) from investment operations:
 Net investment loss ...................................          (0.06)
 Net realized and unrealized gain (loss) ...............           0.73
                                                              ----------
Total income (loss) from investment operations .........           0.67
                                                              ----------
Less dividends and distributions from:
 Net investment income .................................             --
 Net realized gain .....................................          (0.02)
                                                              ----------
Total dividends and distributions ......................          (0.02)
                                                              ----------
Net asset value, end of period .........................      $    11.45
                                                              ==========
TOTAL RETURN+ ..........................................            6.18 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            2.28 %
Net investment loss ....................................           (0.87)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $   73,444
Portfolio turnover rate ................................              46 %

-------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.


++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                       FOR THE PERIOD
                                                             FOR THE SIX           FOR THE YEAR        JULY 28, 1997*
                                                            MONTHS ENDED               ENDED               THROUGH
                                                           APRIL 30, 1999        OCTOBER 31, 1998     OCTOBER 31, 1997
                                                      ------------------------  ------------------  --------------------
                                                             (unaudited)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............             $ 5.05               $  6.86             $   7.95
                                                                 ------               -------             --------
Income (loss) from investment operations:
 Net investment loss ...............................             (0.01)                (0.05)                  --
 Net realized and unrealized gain (loss) ...........              0.22                 (1.76)               (1.09)
                                                                 ------               -------             --------
Total income (loss) from investment operations .....              0.21                 (1.81)               (1.09)
                                                                 ------               -------             --------
Net asset value, end of period .....................             $ 5.26               $ 5.05              $  6.86
                                                                 ======               =======             ========
TOTAL RETURN+ ......................................               4.16 %(1)          (26.38)%             (13.71)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................               2.04 %(2)(3)          2.01%(3)            1.61%(2)
Net investment loss ................................              (0.47)%(2)(3)         (0.78)%(3)          (0.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............             $  237               $    91             $    32
Portfolio turnover rate ............................                 21%(1)                36 %                53 %
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............             $ 5.01               $  6.84             $  7.95
                                                      -----------------         -------------       --------------
Income (loss) from investment operations:
 Net investment loss ...............................              (0.02)                (0.09)              (0.02)
 Net realized and unrealized gain (loss) ...........               0.20                 (1.74)              (1.09)
                                                      -----------------         -------------       --------------
Total income (loss) from investment operations .....               0.18                 (1.83)              (1.11)
                                                      -----------------         -------------       --------------
Net asset value, end of period .....................             $ 5.19               $  5.01             $  6.84
                                                      =================         =============       ==============
TOTAL RETURN+ ......................................               3.59 %(1)           (26.75)%            (13.96)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................               2.82 %(2)(3)          2.78%(3)            2.37%(2)
Net investment loss ................................              (1.25)%(2)(3)         (1.55)%(3)          (0.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............             $1,483               $ 1,046             $   475
Portfolio turnover rate ............................                 21 %(1)               36 %                53%

--------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                              FOR THE PERIOD
                                                                  FOR THE SIX            FOR THE YEAR         JULY 28, 1997*
                                                                 MONTHS ENDED                ENDED                THROUGH
                                                                APRIL 30, 1999         OCTOBER 31, 1998      OCTOBER 31, 1997
                                                           ------------------------   ------------------   --------------------
                                                                  (unaudited)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................              $  5.03               $  6.86              $   7.95
                                                                      -------               -------              --------
Income (loss) from investment operations:
 Net investment income (loss) ..........................               (0.02)                 0.02                    --
 Net realized and unrealized gain (loss) ...............                0.21                 (1.85)                (1.09)
                                                                      -------               -------              --------
Total income (loss) from investment operations .........                0.19                 (1.83)                (1.09)
                                                                      -------               -------              --------
Net asset value, end of period .........................              $  5.22               $ 5.03               $  6.86
                                                                      =======               =======              ========
TOTAL RETURN+ ..........................................                 3.78 %(1)          (26.68)%              (13.71)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................                 1.82 %(2)(3)         1.78 %(3)             1.35 %(2)
Net investment income (loss) ...........................                (0.25)%(2)(3)        (0.55)%(3)             0.22 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................              $   861               $  327               $     9
Portfolio turnover rate ................................                   21 %(1)              36 %                  53 %

--------------

*    The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.



                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

George Paoletti
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
PRECIOUS METALS
AND MINERALS TRUST

[GRAPHIC OMITTED]


SEMIANNUAL REPORT
APRIL 30, 1999

                  MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
                          DEVELOPMENT SECURITIES INC.
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("Natural Resource") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 29, 1999, between Natural Resource and Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("Precious Metals") in connection with the acquisition by Natural Resource of substantially all of the assets, subject to stated liabilities, of Precious Metals. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated September , 1999. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Natural Resource at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL
FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is September , 1999.

                               TABLE OF CONTENTS




                                                           PAGE
                                                           -----
INTRODUCTION ...........................................     B-3
ADDITIONAL INFORMATION ABOUT NATURAL RESOURCE ..........     B-3
FINANCIAL STATEMENTS ...................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated September , 1999 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Precious Metals shareholders in connection with the solicitation of proxies by the Board of Trustees of Precious Metals to be voted at the Special Meeting of shareholders of Precious Metals to be held on December 21, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Natural Resource dated June 30, 1999 and the Statement of Additional Information of Precious Metals dated February 22, 1999.


                 ADDITIONAL INFORMATION ABOUT NATURAL RESOURCE


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Natural Resource's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Natural Resource's Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Natural Resource, see "Management of the Fund" and "Investment Management and Other Services" in Natural Resource's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Natural Resource's investment manager, see "Investment Management and Other Services" in Natural Resource's Statement of Additional Information. For additional information about Natural Resource's independent auditors, see "Investment Management and Other Services" in Natural Resource's Statement of Additional Information. For additional information about other services provided to Natural Resource, see "Investment Management and Other Services" in Natural Resource's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Natural Resource's Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Natural Resource, see "Capital Stock and Other Securities" in Natural Resource's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Natural Resource's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Natural Resource's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Natural Resource's policies regarding dividends and distributions and tax matters affecting Natural Resource and its shareholders, see "Taxation of the Fund and Shareholders" in Natural Resource's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about Natural Resource's distributor and the distribution agreement between Natural Resource and its distributor, see "Investment Management and Other Services" and "Underwriters" in Natural Resource's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Natural Resource's performance, see "Calculation of Performance Data" in Natural Resource's Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Natural Resource's most recent audited financial statements are set forth in Natural Resource's Annual Report for the fiscal year ended February 28, 1999. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Precious Metals' most recent audited financial statements are set forth in Precious Metals' Annual Report for the fiscal year ended October 31, 1998, and Precious Metals' updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended April 30, 1999, which are incorporated by reference in the Proxy Statement and Prospectus.

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 1999

                                  (UNAUDITED)




                               MORGAN STANLEY DEAN
                              WITTER MORGAN STANLEY
                                                       NATURAL RESOURCE          DEAN WITTER
                                                    DEVELOPMENT SECURITIES    PRECIOUS METALS &
                                                             INC.              MINERALS TRUST            COMBINED
                                                   ------------------------- ------------------  -------------------------
                                                    NUMBER OF                 NUMBER OF           NUMBER OF
                                                      SHARES       VALUE        SHARES    VALUE    SHARES        VALUE
                                                   ----------- ------------- ----------- ------- ----------  -------------
COMMON STOCKS (97.5%)
BASIC ENERGY (38.0%)
Canadian Oil & Gas (0.5%)
Gulf Canada Resources, Ltd.* .....................   175,000    $   404,687      --        --     175,000     $   404,687
Ranger Oil Ltd. ..................................   174,831        491,712      --         --    174,831         491,712
                                                                -----------               ----                -----------
                                                                    896,399                 --                    896,399
                                                                -----------               ----                -----------
Integrated Oil Companies (22.4%)
Atlantic Richfield Co. ...........................    50,000      2,731,250      --         --     50,000       2,731,250
BP Amoco PLC (ADR) (United Kingdom) ..............    60,000      5,100,000      --         --     60,000       5,100,000
Chevron Corp. ....................................    25,000      1,921,875      --         --     25,000       1,921,875
Ente Nazionale Idrocarburi SpA (ADR) (Italy) .....    45,000      2,655,000      --         --     45,000       2,655,000
Exxon Corp. ......................................   115,000      7,654,687      --         --    115,000       7,654,687
Kerr-McGee Corp. .................................    25,000        714,063      --         --     25,000         714,063
Mobil Corp. ......................................    95,000      7,902,812      --         --     95,000       7,902,812
PennzEnergy Co. ..................................    35,000        328,125      --         --     35,000         328,125
Royal Dutch Petroleum Co. (ADR)
 (Netherlands) ...................................   117,000      5,133,375      --         --    117,000       5,133,375
Texaco, Inc. .....................................    95,000      4,423,437      --         --     95,000       4,423,437
Unocal Corp. .....................................    70,000      1,973,125      --         --     70,000       1,973,125
YPF Sociedad Anonima (ADR) (Argentina) ...........    95,000      2,755,000      --         --     95,000       2,755,000
                                                                -----------               ----                -----------
                                                                 43,292,749                 --                 43,292,749
                                                                -----------               ----                -----------
Natural Gas (0.7%)
KN Energy, Inc. ..................................    60,000      1,256,250      --         --     60,000       1,256,250
                                                                -----------               ----                -----------
Oil & Gas Production (5.5%)
Anardarko Petroleum Corp. ........................    50,000      1,375,000      --         --     50,000       1,375,000
Apache Corp. .....................................    80,000      1,595,000      --         --     80,000       1,595,000
Burlington Resources, Inc. .......................    70,000      2,266,250      --         --     70,000       2,266,250
Cabot Oil & Gas Corp. (Class A) ..................    55,000        601,562      --         --     55,000         601,562
Devon Energy Corp. ...............................    25,000        585,937      --         --     25,000         585,937
Noble Affiliates, Inc. ...........................    10,000        226,250      --         --     10,000         226,250
Nuevo Energy Co.* ................................    22,500        157,500      --         --     22,500         157,500
Occidental Petroleum Corp. .......................    80,000      1,205,000      --         --     80,000       1,205,000
Snyder Oil Corp. .................................    25,000        260,937      --         --     25,000         260,937
St. Mary Land & Exploration Co. ..................    55,000        825,000      --         --     55,000         825,000
Swift Energy Co.* ................................    71,500        429,000      --         --     71,500         429,000
Union Pacific Resources Group, Inc. ..............    55,000        491,563      --         --     55,000         491,563
Vintage Petroleum, Inc. ..........................    80,000        355,000      --         --     80,000         355,000
Wiser Oil Co. ....................................   100,000        168,750      --         --    100,000         168,750
                                                                -----------               ----                -----------
                                                                 10,542,749                 --                 10,542,749
                                                                -----------               ----                -----------
Oil Refining/Marketing (3.2%)
Pennzoil-Quaker State Co. ........................    35,000        435,313      --         --     35,000         435,313
Petro-Canada (Canada) ............................    40,000        429,908      --         --     40,000         429,908
Sunoco, Inc. .....................................    25,000        760,938      --         --     25,000         760,938
Tosco Corp. ......................................    35,000        724,063      --         --     35,000         724,063
Total S.A. (ADR) (France) ........................    75,000      3,871,875      --         --     75,000       3,871,875
                                                                -----------               ----                -----------
                                                                  6,222,097                 --                  6,222,097
                                                                -----------               ----                -----------
Oil/Gas Transmission (5.7%)
El Paso Energy Corp. .............................    70,000      2,550,625      --         --     70,000       2,550,625
Enron Corp. ......................................    45,000      2,925,000      --         --     45,000       2,925,000

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 1999

                                  (UNAUDITED)


                                                       MORGAN STANLEY
                                                         DEAN WITTER             MORGAN STANLEY
                                                       NATURAL RESOURCE           DEAN WITTER
                                                    DEVELOPMENT SECURITIES      PRECIOUS METALS &
                                                             INC.                MINERALS TRUST              COMBINED
                                                   ------------------------- ----------------------  -------------------------
                                                    NUMBER OF                 NUMBER OF               NUMBER OF
                                                      SHARES       VALUE        SHARES      VALUE      SHARES        VALUE
                                                   ----------- ------------- ----------- ----------- ----------  -------------
Enron Oil & Gas Co. ..............................    40,000    $   660,000         --        --       40,000     $   660,000
Williams Companies, Inc. .........................   135,000      4,995,000         --          --    135,000       4,995,000
                                                                -----------                  -----                -----------
                                                                 11,130,625                     --                 11,130,625
                                                                -----------                  -----                -----------
TOTAL BASIC ENERGY ...............................               73,340,869                     --                 73,340,869
                                                                -----------                  -----                -----------
ENERGY DEVELOPMENT & TECHNOLOGY
 (13.4%)
Contract Drilling (2.5%)
Diamond Offshore Drilling, Inc. ..................    35,000        724,062         --          --     35,000         724,062
ENSCO International, Inc. ........................    75,000        665,625         --          --     75,000         665,625
Global Marine, Inc.* .............................    30,000        232,500         --          --     30,000         232,500
Marine Drilling Company, Inc.* ...................    40,000        255,000         --          --     40,000         255,000
Nabors Industries, Inc.* .........................    65,000        747,500         --          --     65,000         747,500
Noble Drilling Corp.* ............................    25,000        309,375         --          --     25,000         309,375
Patterson Energy, Inc.* ..........................    20,000         55,625         --          --     20,000          55,625
Precision Drilling Corp. (Class A) (Canada)* .....    25,000        229,687         --          --     25,000         229,687
R & B Falcon Corp.* ..............................    88,500        486,750         --          --     88,500         486,750
Santa Fe International Corp. .....................    25,000        334,375         --          --     25,000         334,375
Transocean Offshore Inc. .........................    40,000        825,000         --          --     40,000         825,000
                                                                -----------                  -----                -----------
                                                                  4,865,499                     --                  4,865,499
                                                                -----------                  -----                -----------
Diversified Manufacturing (2.4%)
Allegheny Teledyne Inc. ..........................    95,000      1,959,375         --          --     95,000       1,959,375
AlliedSignal, Inc. ...............................    65,000      2,689,375         --          --     65,000       2,689,375
                                                                -----------                  -----                -----------
                                                                  4,648,750                     --                  4,648,750
                                                                -----------                  -----                -----------
Oilfield Services/Equipment (8.5%)
Baker Hughes, Inc. ...............................    50,000        900,000         --          --     50,000         900,000
BJ Services Co.* .................................    25,000        351,563         --          --     25,000         351,563
Cooper Cameron Corp.* ............................    60,000      1,387,500         --          --     60,000       1,387,500
Global Industries Ltd.* ..........................   110,000        556,875         --          --    110,000         556,875
Halliburton Co. ..................................   125,000      3,531,250         --          --    125,000       3,531,250
National-Oilwell, Inc.* ..........................     5,000         44,375         --          --      5,000          44,375
Offshore Logistics, Inc.* ........................    20,000        173,750         --          --     20,000         173,750
Petroleum Geo -- Services ASA (ADR)
 (Norway)* .......................................    30,000        343,125         --          --     30,000         343,125
Schlumberger, Ltd. ...............................    83,200      4,040,400         --          --     83,200       4,040,400
Smith International, Inc.* .......................    30,000        729,375         --          --     30,000         729,375
Stolt Comex Seaway, S.A. (United Kingdom)* .......    32,500        190,938         --          --     32,500         190,938
Stolt Comex Seaway, S.A. (United Kingdom)* .......    70,000        457,188         --          --     70,000         457,188
Trico Marine Service, Inc.* ......................    30,000        129,375         --          --     30,000         129,375
UTI Energy Corp.* ................................    55,000        319,688         --          --     55,000         319,688
Varco International, Inc.* .......................    90,000        697,500         --          --     90,000         697,500
Veritas DGC Inc.* ................................    65,000        613,438         --          --     65,000         613,438
Weatherford International, Inc.* .................   116,500      1,980,500         --          --    116,500       1,980,500
                                                                -----------                  -----                -----------
                                                                 16,446,840                     --                 16,446,840
                                                                -----------                  -----                -----------
TOTAL ENERGY DEVELOPMENT &
 TECHNOLOGY ......................................               25,961,089         --          --                 25,961,089
                                                                -----------                  -----                -----------
METALS AND MATERIALS (46.1%)
Aluminum (1.9%)
Alcoa Inc. .......................................    90,000      3,645,000         --          --     90,000       3,645,000
                                                                -----------                  -----                -----------
Consumer Specialties (0.2%)
Lazare Kaplan International, Inc.* ...............        --             --     50,000    $368,750     50,000         368,750
                                                                -----------               --------                -----------

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 1999

                                  (UNAUDITED)


                                                       MORGAN STANLEY
                                                         DEAN WITTER            MORGAN STANLEY
                                                     NATURAL RESOURCE             DEAN WITTER
                                                  DEVELOPMENT SECURITIES       PRECIOUS METALS &
                                                           INC.                 MINERALS TRUST                COMBINED
                                                 ------------------------- ------------------------  ---------------------------
                                                  NUMBER OF                 NUMBER OF                  NUMBER OF
                                                    SHARES       VALUE        SHARES       VALUE        SHARES         VALUE
                                                 ----------- ------------- ----------- ------------- ------------  -------------
Construction/Agricultural Equipment/Trucks (0.8%)
Deere & Co. ....................................    45,000    $ 1,470,937          --           --       45,000     $ 1,470,937
                                                              -----------                       --
Containers/Packaging (2.2%)
Owens-Illinois, Inc.* ..........................    78,000      1,867,125          --           --       78,000       1,867,125
Temple-Inland, Inc. ............................    40,000      2,397,500          --           --       40,000       2,397,500
                                                              -----------                       --                  -----------
                                                                4,264,625                       --                    4,264,625
                                                              -----------                       --                  -----------
Environmental Services (0.2%)
Casella Waste Systems Inc., (Class A)* .........    15,500        315,812          --           --       15,500         315,812
                                                              -----------                       --                  -----------
Gold Mining (1.9%)
Delta Gold NL (Australia) ......................        --             --     800,000   $1,176,862      800,000       1,176,862
Goldcorp Inc. (Class A) (Canada) ...............        --             --      50,000      298,547       50,000         298,547
IAMGOLD, International African Mining Gold
 Corp. (Canada)* ...............................        --             --      50,000      155,907       50,000         155,907
IAMGOLD, International African Mining Gold
 Corp. -- 144A** (Canada) ......................        --             --     170,000      530,086      170,000         530,086
Ross Mining NL (Australia) .....................        --             --   1,250,000      633,552    1,250,000         633,552
Sutton Resources Ltd. (Canada)* ................        --             --     100,000      789,491      100,000         789,491
                                                              -----------               ----------                  -----------
                                                                       --                3,584,445                    3,584,445
                                                              -----------               ----------                  -----------
Forest Products (0.9%)
Georgia-Pacific Group ..........................    25,000      1,831,250          --           --       25,000       1,831,250
                                                              -----------               ----------                  -----------
Industrial Machinery/Components (0.8%)
Ingersoll-Rand Co. .............................    34,200      1,624,500          --           --       34,200       1,624,500
                                                              -----------               ----------                  -----------
Major Chemicals (5.9%)
Dow Chemical Co. ...............................    35,000      3,443,125          --           --       35,000       3,443,125
Du Pont (E.I.) de Nemours & Co., Inc. ..........    75,000      3,848,437          --           --       75,000       3,848,437
Monsanto Co. ...................................    90,000      4,100,625          --           --       90,000       4,100,625
                                                              -----------               ----------                  -----------
                                                               11,392,187                       --                   11,392,187
                                                              -----------               ----------                  -----------
Metals Fabrications (0.5%)
Reliance Steel & Aluminum Co. ..................    40,000      1,022,500          --           --       40,000       1,022,500
                                                              -----------               ----------                  -----------
Paints/Coatings (0.8%)
PPG Industries, Inc. ...........................    30,000      1,561,875          --           --       30,000       1,561,875
                                                              -----------               ----------                  -----------
Paper (7.3%)
Boise Cascade Corp. ............................    50,000      1,553,125          --           --       50,000       1,553,125
Bowater, Inc. ..................................    50,000      2,106,250          --           --       50,000       2,106,250
Champion International Corp. ...................    50,000      1,850,000          --           --       50,000       1,850,000
Mead Corp. .....................................   100,000      3,043,750          --           --      100,000       3,043,750
Union Camp Corp. ...............................    40,000      2,675,000          --           --       40,000       2,675,000
Willamette Industries, Inc. ....................    80,000      2,915,000          --           --       80,000       2,915,000
                                                              -----------               ----------                  -----------
                                                               14,143,125                       --                   14,143,125
                                                              -----------               ----------                  -----------
Other Metals/Minerals (0.8%)
Argentina Gold Corp. (Canada) ..................        --             --     100,000      290,585      100,000         290,585
Freeport-McMoran Cooper & Gold, Inc.
 (Class A) .....................................        --             --      75,000      693,750       75,000         693,750
Rio Tinto PLC (ADR) (United Kingdom) ...........        --             --      10,000      503,750       10,000         503,750
Zimbabwe Platinimum Mines Ltd. (Zimbabwe)* .....        --             --     120,000       26,332      120,000          26,332
                                                              -----------               ----------                  -----------
                                                                       --                1,514,417                    1,514,417
                                                              -----------               ----------                  -----------

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 1999

                                  (UNAUDITED)


                                                                                      MORGAN STANLEY
                                                    MORGAN STANLEY DEAN WITTER         DEAN WITTER
                                                         NATURAL RESOURCE           PRECIOUS METALS &
                                                    DEVELOPMENT SECURITIES INC.       MINERALS TRUST
                                                    --------------------------- --------------------------
                                                     NUMBER OF                   NUMBER OF
                                                       SHARES        VALUE         SHARES        VALUE
                                                    ----------- --------------- ----------- --------------
Precious Metals (16.3%)
Aber Resources Ltd. (Canada)* .....................        --               --     90,000    $    620,977
Acacia Resources Ltd. (Australia) .................        --               --    800,000       1,063,133
Agnico-Eagle Mines Ltd. (Canada) ..................        --               --    220,000       1,211,438
Barrick Gold Corp. (Canada) .......................   160,000    $   2,830,000     85,000       1,503,438
Battle Mountain Gold Co. ..........................        --               --    300,000       1,012,500
Cambior Inc. (ADR) (Canada) .......................        --               --    150,000         590,625
Euro-Navada Mining Corp. (Canada) .................        --               --    135,000       1,952,497
Franco-Navada Mining Corp. Ltd. (Canada) ..........        --               --     75,000       1,159,357
Getchell Gold Corp.* ..............................   100,000        2,593,750     65,000       1,685,938
Geomaque Explorations Ltd. (Canada)* ..............        --               --    350,000         276,322
Homestake Mining Corp. ............................        --               --    174,000       1,598,625
Lihir Gold Ltd. (ADR) (Australia)* ................        --               --     25,000         409,376
Meridian Gold Inc. (Canada)* ......................        --               --    300,000       1,687,500
Newmont Mining Corp. ..............................   100,000        1,725,000     60,000       1,035,000
Normandy Mining Ltd. (Australia) ..................        --               --    800,000         682,383
Pacific Rim Mining Corp.* .........................        --               --    150,000         169,176
Placer Dome Inc. (Canada) .........................   100,000        1,093,750    125,000       1,367,188
Repadre Capital Corp. (Canada)* ...................        --               --    125,000         221,837
Ranger Minerals NL (Australia)* ...................        --               --    200,000         432,671
Stillwater Mining Co.* ............................    82,950        1,902,666    112,500       2,580,469
Vengold Inc. (Canada)* ............................        --               --    224,000          68,360
                                                                 -------------               ------------
                                                                    10,145,166                 21,328,810
                                                                 -------------               ------------
Specialty Chemicals (1.7%)
Avery Dennison Corp. ..............................    60,000        3,221,250         --              --
                                                                 -------------               ------------
Specialty Steels (0.7%)
Nucor Corp. .......................................    30,000        1,336,875         --              --
                                                                 -------------               ------------
Steel/Iron Ore (3.2%)
AK Steel Holding Corp. ............................    80,000        1,745,000         --              --
British Steel PLC (ADR) (United Kingdom) ..........    95,000        1,870,313         --              --
Lone Star Technologies, Inc.* .....................    45,000          582,188         --              --
USX-U.S. Steel Group ..............................    80,000        2,025,000         --              --
                                                                 -------------               ------------
                                                                     6,222,501                         --
                                                                 -------------               ------------
TOTAL METALS & BASIC MATERIALS ....................                 62,197,603                 26,796,422
                                                                 -------------               ------------
TOTAL COMMON STOCKS
 (Identified Cost $178,309,725, $34,573,410 and
 $212,883,135, respectively.) .....................                161,499,561                 26,796,422
                                                                 -------------               ------------



                                                             COMBINED
                                                    --------------------------
                                                     NUMBER OF
                                                      SHARES        VALUE
                                                    ---------- ---------------
Precious Metals (16.3%)
Aber Resources Ltd. (Canada)* .....................   90,000    $     620,977
Acacia Resources Ltd. (Australia) .................  800,000        1,063,133
Agnico-Eagle Mines Ltd. (Canada) ..................  220,000        1,211,438
Barrick Gold Corp. (Canada) .......................  245,000        4,333,438
Battle Mountain Gold Co. ..........................  300,000        1,012,500
Cambior Inc. (ADR) (Canada) .......................  150,000          590,625
Euro-Navada Mining Corp. (Canada) .................  135,000        1,952,497
Franco-Navada Mining Corp. Ltd. (Canada) ..........   75,000        1,159,357
Getchell Gold Corp.* ..............................  165,000        4,279,688
Geomaque Explorations Ltd. (Canada)* ..............  350,000          276,322
Homestake Mining Corp. ............................  174,000        1,598,625
Lihir Gold Ltd. (ADR) (Australia)* ................   25,000          409,376
Meridian Gold Inc. (Canada)* ......................  300,000        1,687,500
Newmont Mining Corp. ..............................  160,000        2,760,000
Normandy Mining Ltd. (Australia) ..................  800,000          682,383
Pacific Rim Mining Corp.* .........................  150,000          169,176
Placer Dome Inc. (Canada) .........................  225,000        2,460,938
Repadre Capital Corp. (Canada)* ...................  125,000          221,837
Ranger Minerals NL (Australia)* ...................  200,000          432,671
Stillwater Mining Co.* ............................  195,450        4,483,135
Vengold Inc. (Canada)* ............................  224,000           68,360
                                                                -------------
                                                                   31,473,976
                                                                -------------
Specialty Chemicals (1.7%)
Avery Dennison Corp. ..............................   60,000        3,221,250
Specialty Steels (0.7%)
Nucor Corp. .......................................   30,000        1,336,875
Steel/Iron Ore (3.2%)
AK Steel Holding Corp. ............................   80,000        1,745,000
British Steel PLC (ADR) (United Kingdom) ..........   95,000        1,870,313
Lone Star Technologies, Inc.* .....................   45,000          582,188
USX-U.S. Steel Group ..............................   80,000        2,025,000
                                                                -------------
                                                                    6,222,501
                                                                -------------
TOTAL METALS & BASIC MATERIALS ....................                88,994,025
                                                                -------------
TOTAL COMMON STOCKS
 (Identified Cost $178,309,725, $34,573,410 and
 $212,883,135, respectively.) .....................               188,295,983
                                                                -------------

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

           PRO FORMA PORTFOLIO OF INVESTMENTS AS OF FEBRUARY 28, 1999

                                  (UNAUDITED)


                                                                                     MORGAN STANLEY
                                                    MORGAN STANLEY DEAN WITTER         DEAN WITTER
                                                         NATURAL RESOURCE           PRECIOUS METALS &
                                                    DEVELOPMENT SECURITIES INC.      MINERALS TRUST
                                                    --------------------------- -------------------------
                                                     PRINCIPAL                   PRINCIPAL
                                                     AMOUNT IN                   AMOUNT IN
                                                     THOUSANDS       VALUE       THOUSANDS      VALUE
                                                    ----------- --------------- ----------- -------------
SHORT-TERM INVESTMENT (A) (0.7%)
U.S. GOVERNMENT AGENCY
Federal Home Loan Mortgage Corp. 4.70% due
 03/01/99 (Amortized Cost $0, $1,299,661 and
 $1,299,661, respectively.)........................                        --   $1,300       $ 1,299,661
                                                                           --                -----------
TOTAL INVESTMENTS
 (Identified Cost $178,309,725, $35,873,071 and
 $214,182,796, respectively) (b) ..................              $161,499,561                 28,096,083
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES ......................................                 3,450,760                     68,774
                                                                 ------------                -----------
NET ASSETS ........................................              $164,950,321                $28,164,857
                                                                 ============                ===========



                                    COMBINED
                                                    ---------------------------
                                                     PRINCIPAL
                                                     AMOUNT IN
                                                     THOUSANDS       VALUE
                                                    ----------- ---------------
SHORT-TERM INVESTMENT (A) (0.7%)
U.S. GOVERNMENT AGENCY
Federal Home Loan Mortgage Corp. 4.70% due
 03/01/99 (Amortized Cost $0, $1,299,661 and
 $1,299,661, respectively.)........................  $  1,300    $  1,299,661
                                                                 ------------
TOTAL INVESTMENTS
 (Identified Cost $178,309,725, $35,873,071 and
 $214,182,796, respectively) (b) ..................      98.2%    189,595,644
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES ......................................       1.8       3,519,534
                                                     --------    ------------
NET ASSETS ........................................     100.0%   $193,115,178
                                                     ========    ============

----------
Note: Percentages indicated parenthetically represent the net assets of the combined Fund.
ADR   American Depository Receipt.
*     Non-income producing security.
**    Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost.


                                                                  GROSS            GROSS            NET
                                                               UNREALIZED       UNREALIZED       UNREALIZED
                                                              APPRECIATION     DEPRECIATION     DEPRECIATION
                                                             --------------   --------------   -------------
   Morgan Stanley Dean Witter Natural Resource Development
    Securities Inc. ......................................    $22,003,093      $38,813,257      $16,810,164
   Morgan Stanley Dean Witter Precious Metals & Minerals
    Trust ................................................    $ 1,880,401      $ 9,657,389      $ 7,776,988
                                                              -----------      -----------      -----------
   Combined ..............................................    $23,883,494      $48,470,646      $24,587,152
                                                              ===========      ===========      ===========

                  See Notes to Pro Forma Financial Statements

   MORGAN STANLEY DEAN WITTER NATURAL RESOURCES DEVELOPMENT SECURITIES INC.

                        PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                         FEBRUARY 28, 1999 (UNAUDITED)



                                                            MORGAN STANLEY    MORGAN STANLEY
                                                              DEAN WITTER       DEAN WITTER
                                                           NATURAL RESOURCE   PRECIOUS METALS
                                                              DEVELOPMENT      AND MINERALS
                                                            SECURITIES INC.        TRUST
                                                          ------------------ ----------------
ASSETS:
Investments in securities, at value (identified cost
 $178,309,725, $35,873,071 and $214,182,796,
 respectively) ..........................................   $ 161,499,561     $   28,096,083
Receivable for:
 Investments sold .......................................       3,676,977          1,334,276
 Dividends ..............................................         416,280             54,702
 Capital stock/shares of beneficial interest sold .......         195,092             31,508
 Foreign withholding taxes reclaimed ....................          34,594                 --
Prepaid expenses and other assets .......................          98,252             35,436
                                                            -------------     --------------
 TOTAL ASSETS ...........................................     165,920,756         29,552,005
                                                            -------------     --------------
LIABILITIES:
Payable for:
 Investments purchased ..................................              --          1,299,491
 Plan of distribution fee ...............................         127,550             22,434
 Capital stock/shares of beneficial repurchased
  interest ..............................................         196,014              6,842
 Investment management fee ..............................          88,601             18,106
Payable to bank .........................................         447,129                810
Accrued expenses and other payables .....................         111,141             39,465
                                                            -------------     --------------
 TOTAL LIABILITIES ......................................         970,435          1,387,148
                                                            -------------     --------------
 NET ASSETS .............................................   $ 164,950,321     $   28,164,857
                                                            =============     ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital .........................................   $ 193,467,539     $   59,791,255
Net unrealized depreciation .............................     (16,810,164)        (7,778,341)
Net investment loss .....................................         (52,409)          (308,289)
Accumulated net realized loss ...........................     (11,654,645)       (23,539,768)
                                                            -------------     --------------
 NET ASSETS .............................................   $ 164,950,321     $   28,164,857
                                                            =============     ==============
CLASS A SHARES:
Net Assets ..............................................   $     691,035     $      178,992
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................          68,091             39,016
 NET ASSET VALUE PER SHARE ..............................   $       10.15     $         4.59
                                                            =============     ==============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .......   $       10.71     $         4.84
                        ====                                =============     ==============
CLASS B SHARES:
Net Assets ..............................................   $ 147,527,336     $   26,081,511
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................      14,708,614          5,749,295
 NET ASSET VALUE PER SHARE ..............................   $       10.03     $         4.54
                                                            =============     ==============
CLASS C SHARES:
Net Assets ..............................................   $   1,277,627     $    1,796,967
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................         127,480            395,965
 NET ASSET VALUE PER SHARE ..............................   $       10.02     $         4.54
                                                            =============     ==============
CLASS D SHARES:
Net Assets ..............................................   $  15,454,323     $      107,387
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................       1,516,381             23,576
 NET ASSET VALUE PER SHARE ..............................   $       10.19     $         4.55
                                                            =============     ==============



                                                                PRO FORMA
                                                               ADJUSTMENTS          COMBINED
                                                          --------------------- ---------------
ASSETS:
Investments in securities, at value (identified cost
 $178,309,725, $35,873,071 and $214,182,796,
 respectively) ..........................................               --       $ 189,595,644
Receivable for:
 Investments sold .......................................               --           5,011,253
 Dividends ..............................................               --             470,982
 Capital stock/shares of beneficial interest sold .......               --             226,600
 Foreign withholding taxes reclaimed ....................               --              34,594
Prepaid expenses and other assets .......................               --             133,688
                                                                 -------------   -------------
 TOTAL ASSETS ...........................................               --         195,472,761
                                                                 -------------   -------------
LIABILITIES:
Payable for:
 Investments purchased ..................................               --           1,299,491
 Plan of distribution fee ...............................               --             149,984
 Capital stock/shares of beneficial repurchased
  interest ..............................................               --             202,856
 Investment management fee ..............................               --             106,707
Payable to bank .........................................               --             447,939
Accrued expenses and other payables .....................               --             150,606
                                                                 -------------   -------------
 TOTAL LIABILITIES ......................................               --           2,357,583
                                                                 -------------   -------------
 NET ASSETS .............................................               --       $ 193,115,178
                                                                 =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital .........................................               --       $ 253,258,794
Net unrealized depreciation .............................               --         (24,588,505)
Net investment loss .....................................               --            (360,698)
Accumulated net realized loss ...........................               --         (35,194,413)
                                                                 -------------   -------------
 NET ASSETS .............................................               --       $ 193,115,178
                                                                 =============   =============
CLASS A SHARES:
Net Assets .............................................. --                     $     870,027
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................          (21,381)(1)          85,726
 NET ASSET VALUE PER SHARE ..............................                        $       10.15
                                                                                 =============
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 5.54% of net asset value) .......                        $       10.71
                        ====                                                     =============
CLASS B SHARES:
Net Assets ..............................................               --       $ 173,608,847
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................       (3,148,945)(1)      17,308,964
 NET ASSET VALUE PER SHARE ..............................                        $       10.03
                                                                                 =============
CLASS C SHARES:
Net Assets ..............................................               --       $   3,074,594
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................         (216,627)(1)         306,818
 NET ASSET VALUE PER SHARE ..............................                        $       10.02
                                                                                 =============
CLASS D SHARES:
Net Assets ..............................................               --       $  15,561,710
Shares Outstanding (unlimited authorized, $.01 par
 value) .................................................          (13,038)(1)       1,526,919
 NET ASSET VALUE PER SHARE ..............................                        $       10.19
                                                                                 =============

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Precious Metals Fund shares outstanding.




                  See Notes to Pro Forma Financial Statements

   MORGAN STANLEY DEAN WITTER NATURAL RESOURCES DEVELOPMENT SECURITIES INC.

                        PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
           FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)




                                                      MORGAN STANLEY     MORGAN STANLEY
                                                        DEAN WITTER       DEAN WITTER
                                                     NATURAL RESOURCE   PRECIOUS METALS       PRO FORMA
                                                        DEVELOPMENT       AND MINERALS       ADJUSTMENTS
                                                      SECURITIES INC.        TRUST             (NOTE 3)          COMBINED
                                                    ------------------ ----------------- ------------------- ----------------
NET INVESTMENT INCOME:
INCOME
Interest ..........................................   $     188,322      $    114,112                --       $     302,434
Dividends .........................................       3,683,514           276,593                --           3,960,107
                                                      -------------      ------------                --       -------------
 TOTAL INCOME .....................................       3,871,836           390,705                --           4,262,541
                                                      -------------      ------------                --       -------------
EXPENSES
Plan of distribution fee (Class A shares) .........           1,320               233                --               1,553
Plan of distribution fee (Class B shares) .........       2,124,861           297,397                --           2,422,258
Plan of distribution fee (Class C shares) .........          12,497            11,525                --              24,022
Investment management fee .........................       1,408,351           251,601        $  (50,987)(1)       1,608,965
Custodian fees ....................................          22,782            18,973                --              41,755
Transfer agent fees and expenses ..................         342,988           103,119            11,000 (3)         457,107
Registration fees .................................          93,922            74,223           (51,956)(2)         116,189
Professional fees .................................          69,946            75,756           (75,756)(2)
                                                                                                 37,500 (3)         107,446
Shareholder reports and notices ...................          87,009            43,607           (31,000)(2)
                                                                                                 68,000 (3)         167,616
Directors/Trustees' fees and expenses .............          17,187            14,603           (14,603)(2)          17,187
Other .............................................           9,972             9,221            (8,757)(2)          10,436
                                                      -------------      ------------        ----------       -------------
 TOTAL EXPENSES ...................................       4,190,835           900,258          (116,559)          4,974,534
Less: amount reimbursed ...........................              --                --           (50,000)(4)         (50,000)
                                                      -------------      ------------        ----------       -------------
 NET EXPENSES .....................................       4,190,835           900,258          (166,559)          4,924,534
                                                      -------------      ------------        ----------       -------------
 NET INVESTMENT INCOME (LOSS) .....................        (318,999)         (509,553)          166,559            (661,993)
                                                      -------------      ------------        ----------       -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain/loss on:
 Investments ......................................     (10,954,030)       (9,356,753)               --         (20,310,783)
 Foreign exchange transactions ....................              --              (254)               --                (254)
                                                      -------------      ------------        ----------       -------------
 NET GAIN (LOSS) ..................................     (10,954,030)       (9,357,007)               --         (20,311,037)
                                                      -------------      ------------        ----------       -------------
Net change in unrealized appreciation/depreciation on:
 Investments ......................................     (56,429,019)        1,748,235                --         (54,680,784)
 Translation of other assets ......................              --            (1,448)               --              (1,448)
                                                      -------------      ------------        ----------       -------------
 NET APPRECIATION/DEPRECIATION ....................     (56,429,019)        1,746,787                --         (54,682,232)
                                                      -------------      ------------        ----------       -------------
NET INCREASE (DECREASE) ...........................   $ (67,702,048)     $ (8,119,773)       $  166,559       $ (75,655,262)
                                                      =============      ============        ==========       =============

----------
(1) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the organization, which will be borne by Precious Metals approximate $116,500.

(4) The Investment Manager has agreed to reimburse or waive $50,000 in expenses of the Combined Fund for the first year of combined operations.

                  See Notes to Pro Forma Financial Statements

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at February 28, 1999 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended February 28, 1999, reflect the accounts of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. ("MSDW Natural Resources") and Morgan Stanley Dean Witter Precious Metals and Minerals Trust ("MSDW Precious Metals").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of MSDW Precious Metals in exchange for shares in MSDW Natural Resources. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of MSDW Natural Resources which would have been issued on February 28, 1999 in connection with the proposed reorganization. Shareholders of MSDW Precious Metals would become shareholders of MSDW Natural Resources receiving shares of the corresponding class of MSDW Natural Resources equal to the value of their holdings in MSDW Precious Metals. The amount of additional shares assumed to be issued was calculated based on the February 28, 1999 net assets of MSDW Precious Metals and the net asset value per share of MSDW Natural Resources as follows:




               CLASS                        A                 B                 C                D
-----------------------------------   -------------   ----------------   ---------------   -------------
Additional Shares Issued ..........        17,635          2,600,350           179,338          10,538
Net Assets 2/28/99
 MSDW Precious Metals .............     $ 178,992       $ 26,081,511       $ 1,796,967       $ 107,387
Net Asset Value Per Share
 MSDW Natural Resources ...........     $   10.15       $      10.03       $     10.02       $   10.19

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for MSDW Natural Resources at the combined level of average net assets for the twelve months ended February 28, 1999. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION

JUNE 30, 1999
                                                           MORGAN STANLEY
                                                           DEAN WITTER
                                                           NATURAL RESOURCE
                                                           DEVELOPMENT
                                                           SECURITIES INC.

----------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated June 30, 1999) for Morgan Stanley Dean Witter Natural Resource Development Securities Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Natural Resource Development Securities Inc.
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History........................................................................          4

II. Description of the Fund and Its Investments and Risks..............................          4
  A. Classification....................................................................          4
  B. Investment Strategies and Risks...................................................          4
  C. Fund Policies/Investment Restrictions.............................................         12

III. Management of the Fund............................................................         14
  A. Board of Directors................................................................         14
  B. Management Information............................................................         14
  C. Compensation......................................................................         18

IV. Control Persons and Principal Holders of Securities................................         20

V. Investment Management and Other Services............................................         20
  A. Investment Manager................................................................         20
  B. Principal Underwriter.............................................................         21
  C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
     Parties...........................................................................         21
  D. Dealer Reallowances...............................................................         22
  E. Rule 12b-1 Plan...................................................................         22
  F. Other Service Providers...........................................................         26

VI. Brokerage Allocation and Other Practices...........................................         26
  A. Brokerage Transactions............................................................         26
  B. Commissions.......................................................................         27
  C. Brokerage Selection...............................................................         27
  D. Directed Brokerage................................................................         28
  E. Regular Broker-Dealers............................................................         28

VII. Capital Stock and Other Securities................................................         28

VIII. Purchase, Redemption and Pricing of Shares.......................................         29
  A. Purchase/Redemption of Shares.....................................................         29
  B. Offering Price....................................................................         29

IX. Taxation of the Fund and Shareholders..............................................         30

X. Underwriters........................................................................         32

XI. Calculation of Performance Data....................................................         32

XII. Financial Statements..............................................................         34

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DIRECTORS"--The Board of Directors of the Fund.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Natural Resource Development Securities Inc., a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT DIRECTORS"--Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was incorporated in the State of Maryland on December 22, 1980 under the name InterCapital Natural Resource Development Securities Inc. On March 16, 1983 the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Natural Resource Development Securities Inc. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Natural Resource Development Securities Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is capital growth.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options on eligible portfolio securities and stock indexes. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price. The Fund may not write covered options on portfolio securities exceeding in the aggregate 25% of the value of its total assets.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Directors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    ZERO COUPON TREASURY SECURITIES. A portion of the securities purchased by the Fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable.

    UNIT OFFERINGS. The Fund may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof).

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek capital growth.

    The Fund may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

         2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

         3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to bank obligations or obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and related options.

         7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purposes of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

        10. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        11. Make short sales of securities.

        12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security and then only in an aggregate amount not to exceed 5% of the Fund's total assets.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

        16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

        17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities not subject to this restriction.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF DIRECTORS

    The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    DIRECTORS AND OFFICERS. The Board of the Fund consists of eight (8) Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Directors (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Directors. The other two Directors (the "management Directors") are affiliated with the Investment Manager. All of the Directors also serve as Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor.

    The Directors and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 90 Morgan Stanley Dean Witter Funds and Discover Brokerage Index Series, are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (58) ...................................  Vice Chairman of Kmart Corporation (since December, 1998);
Director                                                Director or Trustee of the Morgan Stanley Dean Witter
c/o Kmart Corporation                                   Funds and Discover Brokerage Index Series; formerly
3100 West Big Beaver Road                               Chairman and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                          Corporation (November, 1995-November, 1998) and President
                                                        and Chief Executive Officer of Hills Department Stores
                                                        (May, 1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) .........................  Chairman, Director or Trustee and Chief Executive Officer
Chairman of the Board,                                  of the Morgan Stanley Dean Witter Funds and Discover
Chief Executive Officer and Director                    Brokerage Index Series; formerly Chairman, Chief Executive
Two World Trade Center                                  Officer and Director of the Investment Manager, the
New York, New York                                      Distributor and MSDW Services Company; Executive Vice
                                                        President and Director of Dean Witter Reynolds; Chairman
                                                        and Director of the Transfer Agent; formerly Director
                                                        and/or officer of various MSDW subsidiaries (until June
                                                        1998).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (66) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Director                                                Funds and Discover Brokerage Index Series; formerly United
c/o Huntsman Corporation                                States Senator (R-Utah)(1974-1992) and Chairman, Senate
500 Huntsman Way                                        Banking Committee (1980-1986); formerly Mayor of Salt Lake
Salt Lake City, Utah                                    City, Utah (1971-1974); formerly Astronaut, Space Shuttle
                                                        Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                                        Corporation (chemical company); Director of Franklin Covey
                                                        (time management systems), BMW Bank of North America, Inc.
                                                        (industrial loan corporation), United Space Alliance
                                                        (joint venture between Lockheed Martin and the Boeing
                                                        Company) and Nuskin Asia Pacific (multilevel marketing);
                                                        member of the board of various civic and charitable
                                                        organizations.

Wayne E. Hedien (65) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Director                                                Witter Funds and Discover Brokerage Index Series; Director
c/o Gordon Altman Butowsky                              of The PMI Group, Inc. (private mortgage insurance);
 Weitzen Shalov & Wein                                  Trustee and Vice Chairman of The Field Museum of Natural
Counsel to the Independent Directors                    History; formerly associated with the Allstate Companies
114 West 47th Street                                    (1966-1994), most recently as Chairman of The Allstate
New York, New York                                      Corporation (March, 1993-December, 1994) and Chairman and
                                                        Chief Executive Officer of its wholly-owned subsidiary,
                                                        Allstate Insurance Company (July, 1989-December, 1994);
                                                        director of various other business and charitable
                                                        organizations.

Dr. Manuel H. Johnson (50) ...........................  Senior Partner, Johnson Smick International, Inc., a
Director                                                consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Chairman of the Audit Committee and Director or Trustee of
Washington, D.C.                                        the Morgan Stanley Dean Witter Funds and Discover
                                                        Brokerage Index Series; Director of Greenwich Capital
                                                        Markets, Inc. (broker-dealer) and NVR, Inc. (home
                                                        construction); Chairman and Trustee of the Financial
                                                        Accounting Foundation (oversight organization of the
                                                        Financial Accounting Standards Board); formerly Vice
                                                        Chairman of the Board of Governors of the Federal Reserve
                                                        System (1986-1990) and Assistant Secretary of the U.S.
                                                        Treasury.

Michael E. Nugent (63) ...............................  General Partner, Triumph Capital, L.P., a private in-
Director                                                vestment partnership; Chairman of the Insurance Committee
c/o Triumph Capital, L.P.                               and Director or Trustee of the Morgan Stanley Dean Witter
237 Park Avenue                                         Funds and Discover Brokerage Index Series; formerly Vice
New York, New York                                      President, Bankers Trust Company and BT Capital
                                                        Corporation (1984-1988); director of various business
                                                        organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Philip J. Purcell* (55) ..............................  Chairman of the Board of Directors and Chief Executive
Director                                                Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                                           Services Inc.; Director of the Distributor; Director or
New York, New York                                      Trustee of the Morgan Stanley Dean Witter Funds and
                                                        Discover Brokerage Index Series; Director and/or officer
                                                        of various MSDW subsidiaries.

John L. Schroeder (68) ...............................  Retired; Chairman of the Derivatives Committee and
Director                                                Director or Trustee of the Morgan Stanley Dean Witter
c/o Gordon Altman Butowsky                              Funds and Discover Brokerage Index Series; Director of
 Weitzen Shalov & Wein                                  Citizens Utilities Company (telecommunications, gas,
Counsel to the Independent Directors                    electric and water utilities company); formerly Executive
114 West 47th Street                                    Vice President and Chief Investment Officer of the Home
New York, New York                                      Insurance Company (August, 1991-September, 1995).

Mitchell M. Merin (45) ...............................  President and Chief Operating Officer of Asset Management
President                                               of MSDW (since December, 1998); President and Director
Two World Trade Center                                  (since April, 1997) and Chief Executive Officer (since
New York, New York                                      June, 1998) of the Investment Manager and MSDW Services
                                                        Company; Chairman, Chief Executive Officer and Director of
                                                        the Distributor (since June, 1998); Chairman and Chief
                                                        Executive Officer (since June, 1998) and Director (since
                                                        January, 1998) of the Transfer Agent; Director of various
                                                        MSDW subsidiaries; President of the Morgan Stanley Dean
                                                        Witter Funds and Discover Brokerage Index Series (since
                                                        May, 1999); previously Chief Strategic Officer of the
                                                        Investment Manager and MSDW Services Company and Executive
                                                        Vice President of the Distributor (April, 1997-June,
                                                        1998), Vice President of the Morgan Stanley Dean Witter
                                                        Funds and Discover Brokerage Index Series (May,
                                                        1997-April, 1999), and Executive Vice President of Dean
                                                        Witter, Discover & Co.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Barry Fink (44) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) and Director
and General Counsel                                     (since July, 1998) of the Investment Manager and MSDW
Two World Trade Center                                  Services Company; Senior Vice President (since March,
New York, New York                                      1997) and Assistant Secretary and Assistant General
                                                        Counsel (since February, 1997) of the Distributor;
                                                        Assistant Secretary of Dean Witter Reynolds (since August,
                                                        1996); Vice President, Secretary and General Counsel of
                                                        the Morgan Stanley Dean Witter Funds (since February,
                                                        1997); Vice President, Secretary and General Counsel of
                                                        Discover Brokerage Index Series; previously First Vice
                                                        President (June, 1993-February, 1997), Vice President and
                                                        Assistant Secretary and Assistant General Counsel of the
                                                        Investment Manager and MSDW Services Company and Assistant
                                                        Secretary of the Morgan Stanley Dean Witter Funds.

David F. Myers (44) ..................................  Vice President of the Investment Manager.
Vice President
Two World Trade Center
New York, New York

Catherine Maniscalco (35) ............................  Vice President (since June, 1997) and a portfolio manager
Vice President                                          (since March, 1995) of the Investment Manager; formerly a
Two World Trade Center                                  portfolio management product specialist at National
New York, New York                                      Investor Data Services (April, 1994-March, 1995).

Thomas F. Caloia (53) ................................  First Vice President and Assistant Treasurer of the
Treasurer                                               Investment Manager, the Distributor and MSDW Services
Two World Trade Center                                  Company; Treasurer of the Morgan Stanley Dean Witter Funds
New York, New York                                      and Discover Brokerage Index Series.

------------------------------
* Denotes Directors who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and KENTON J. HINCHLIFFE, IRA N. ROSS, PAUL D. VANCE, Senior Vice Presidents of the Investment Manager are Vice Presidents of the Fund.

    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Morgan Stanley Dean Witter Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Directors, including two Independent Directors, serve as members of the Insurance Committee.

    The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Directors and the Funds' management believe that having the same Independent Directors for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Directors of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Morgan Stanley Dean Witter Funds.

    DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By Laws provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. With the exceptions stated, the By-Laws provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of

$750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting, or a meeting of the Independent Directors and/or more than one Committee meeting, take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

    The following table illustrates the compensation that the Fund paid to its Independent Directors for the fiscal year ended February 28, 1999.

                               FUND COMPENSATION

                              AGGREGATE
NAME OF INDEPENDENT         COMPENSATION
 DIRECTOR                   FROM THE FUND
-------------------------  ---------------
Michael Bozic............     $   1,550
Edwin J. Garn............         1,700
Wayne E. Hedien..........         1,700
Dr. Manuel H. Johnson....         1,650
Michael E. Nugent........         1,700
John L. Schroeder........         1,700

    The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998. No compensation was paid to the Fund's Independent Directors by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                              TOTAL CASH
                             COMPENSATION
                             FOR SERVICES
                                  TO
                               90 MORGAN
NAME OF INDEPENDENT          STANLEY DEAN
 DIRECTOR                    WITTER FUNDS
---------------------------  -------------
Michael Bozic..............    $120,150
Edwin J. Garn..............     132,450
Wayne E. Hedien............     132,350
Dr. Manuel H. Johnson......     155,681
Michael E. Nugent..........     159,731
John L. Schroeder..........     160,731

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Director who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-

------------------------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended February 28, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of February 28, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                             FOR ALL ADOPTING FUNDS
                           ---------------------------
                            ESTIMATED                                                 ESTIMATED ANNUAL
                             CREDITED                                                     BENEFITS
                              YEARS        ESTIMATED       RETIREMENT BENEFITS       UPON RETIREMENT(2)
                            OF SERVICE     PERCENTAGE      ACCRUED AS EXPENSES     -----------------------
                                AT             OF        -----------------------    FROM
NAME OF INDEPENDENT         RETIREMENT      ELIGIBLE     BY THE       BY ALL         THE       FROM ALL
 DIRECTORS                 (MAXIMUM 10)   COMPENSATION    FUND    ADOPTING FUNDS    FUND    ADOPTING FUNDS
-------------------------  ------------   ------------   -------  --------------   -------  --------------
Michael Bozic............          10          60.44%    $  412   $     22,377     $ 1,029  $     52,250
Edwin J. Garn............          10          60.44        623         35,225       1,029        52,250
Wayne E. Hedien..........           9          51.37        654         41,979         875        44,413
Dr. Manuel H. Johnson....          10          60.44        251         14,047       1,029        52,250
Michael E. Nugent........          10          60.44        441         25,336       1,029        52,250
John L. Schroeder........           8          50.37        828         45,117         861        44,343

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned more than 5% of the outstanding shares of Class A of the Fund on June 9, 1999: Dean Witter Reynolds Inc. Custodian for Carolyn Bertelsen, IRA Standard dated 05/24/95, 602 Palomar Road, Ojai, CA 93023-1740 - 13.85%; Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") Trustee for the benefit of OBGYN of Lancaster, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 - 9.64%; Insulation & Refractories Service Inc. P/S/T U/A dated 03/01/79, JG Whitsett, JW Whitsett, Freddie Veteto, Mary Harri, Carl W. Lovell Trustees, 462 Decatur, Memphis, TN 38105 - 9.46%; Ms. Sharon K. Komlofske, 1028 Elmwood Avenue, Wilmette, IL 60091-1712 - 9.00% and MSDW Trust Trustee Prebon Yamane USA Inc., 401(k) Profit Sharing plan, P.O. Box 957, Jersey City, NJ 07303-0957 - 5.73%. The following owned more than 5% of the outstanding shares of Class D of the Fund on June 9, 1999: Fox & Co. C/F AFP Cuprum SA Para El Fondo De Pensiones, Attn: Brown Bros Harriman & Co., P.O. Box 976, New York, NY 10268-0976 - 27.58%; Hare & Co. c/o The Bank of New York, P.O. Box 11203, New York, NY 10286-1203 - 13.91%; Fox & Co. Custodian for the benefit of AFP Provida SA Para El Fondo De Pensiones, Attn: Brown Bros Harriman & Co., P.O. Box 976, New York, NY 10268-0976 - 12.49%; IAM & AW Local Lodge PM#2848, Multi-EMP Wage Reduc 401(k) PSP 03/06/86 Trustee J. Winterhalter, P.O. Box 3039, Birmingham, MI 48012-3039 - 9.36%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment

Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.625% to the portion of the daily net assets not exceeding $250 million and 0.50% to the portion of the daily net assets exceeding $250 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended February 28, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $1,221,826, $1,752,565 and $1,408,351, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the inception of the Plan.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended February 28, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                               1999                      1998                      1997
                                     ------------------------  ------------------------  ------------------------
Class A(2).........................     FSCs:(1)  $    10,626     FSCs:(1)  $    18,000        FSCs:          N/A
                                          CDSCs:  $         0       CDSCs:  $         0       CDSCs:          N/A
Class B............................       CDSCs:  $   404,686       CDSCs:  $   372,894       CDSCs:  $   151,113
Class C(2).........................       CDSCs:  $     1,864       CDSCs:  $       885       CDSCs:          N/A

------------------------
(1) FSCs apply to Class A only.

(2) This Class commenced operations on July 28, 1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended February 28, 1999, of $2,124,861. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended February 28, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,320 and $12,497, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended February 28, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $29,920,698 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 13.13% ($3,929,525)-- advertising and promotional expenses; (ii) 1.17% ($351,239)--printing of prospectuses for distribution to other than current shareholders; and (iii) 85.70% ($25,639,934)--other expenses, including the gross sales credit and the carrying charge, of which 10.84% ($2,780,291) represents carrying charges, 36.91% ($9,463,892) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 52.25% ($13,395,751) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan were service fees for distribution during the fiscal year ended February 28, 1999. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,822,597 as of February 28, 1999 (the end of the Fund's fiscal year), which was equal to 3.95% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale totaled $530 in the case of Class C at December 31, 1998 (the end of the calendar year), which amount was equal to 0.05% of the assets of Class C on such date and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended February 28, 1997, 1998 and 1999, the Fund paid a total of $986,176, $638,253 and $333,733, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended February 28, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended February 28, 1997, 1998 and 1999, the Fund paid a total of $263,065, $129,925 and $57,167, respectively, in brokerage commissions to Dean Witter Reynolds. During the fiscal year ended February 28, 1999, the brokerage commissions paid to Dean Witter Reynolds represented approximately 17.13% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 24.68% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

    During the period June 1, 1997 through February 28, 1998 and during the fiscal year ended February 28, 1999, the Fund paid a total of $4,800 and $28,737 respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended February 28, 1999, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 8.61% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 9.07% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended February 28, 1999, the Fund paid $247,373 in brokerage commissions in connection with transactions in the aggregate amount of $101,431,726 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended February 28, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers of the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At February 28, 1999, the Fund did not own any securities issued by any of these issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The Fund is authorized to issue 2 billion shares of common stock of $0.01 par value (500 million for each Class). Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws.

    Under certain circumstances the Directors may be removed by action of the Directors. In addition, under certain circumstances the shareholders may call a meeting to remove Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a

4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns for Class B for the one year, five year and ten year periods ended February 28, 1999 were -30.23%, 4.67% and 7.06%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 1999 and for the period July 28, 1997 (inception of the Class) through February 28, 1999 were -29.93% and -20.18%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 1999 and for the period July 28, 1997 (inception of the Class) through February 28, 1999 were -27.39% and -18.08%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 1999 and for the period July 28, 1997 (inception of the Class) through February 28, 1999 were -25.86% and -17.22%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the ten year periods ended February 28, 1999, were -26.60%, 4.96% and 7.06%, respectively. The average annual total returns of Class A for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -26.04% and -17.42%, respectively. The average annual total returns of Class C for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -26.67% and -18.08%, respectively. The average annual total returns of Class D for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -25.86% and -17.22%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class B for the one year, five year and the ten year periods ended February 28, 1999, were -26.60%, 27.36% and 97.80%, respectively. The total returns of Class A for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -26.04% and -26.21%, respectively. The total returns of Class C for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -26.67% and -27.14%, respectively. The total returns of Class D for the fiscal year ended February 28, 1999 and for the period July 28, 1997 through February 28, 1999 were -25.86% and -25.92%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at February 28, 1999:

                                                                 INVESTMENT AT INCEPTION OF:
                                                 INCEPTION   -----------------------------------
CLASS                                              DATE:      $10,000     $50,000     $100,000
-----------------------------------------------  ----------  ---------  -----------  -----------
Class A........................................    07/28/97  $   6,992  $    35,419  $    71,576
Class B........................................    03/30/81     27,759      138,795      277,590
Class C........................................    07/28/97      7,286       36,430       72,860
Class D........................................    07/28/97      7,408       37,040       74,080

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended February 28, 1999 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.9%)
           BASIC ENERGY (44.5%)
           CANADIAN OIL & GAS (0.5%)
 175,000   Gulf Canada Resources, Ltd. (Canada)*..............................................  $    404,687
 174,831   Ranger Oil Ltd.....................................................................       491,712
                                                                                                ------------
                                                                                                     896,399
                                                                                                ------------
           INTEGRATED OIL COMPANIES (26.3%)
  50,000   Atlantic Richfield Co..............................................................     2,731,250
  60,000   BP Amoco PLC (ADR) (United Kingdom)................................................     5,100,000
  25,000   Chevron Corp.......................................................................     1,921,875
  45,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy).......................................     2,655,000
 115,000   Exxon Corp.........................................................................     7,654,687
  25,000   Kerr-McGee Corp....................................................................       714,063
  95,000   Mobil Corp.........................................................................     7,902,812
  35,000   PennzEnergy Co.....................................................................       328,125
 117,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)......................................     5,133,375
  95,000   Texaco, Inc........................................................................     4,423,437
  70,000   Unocal Corp........................................................................     1,973,125
  95,000   YPF Sociedad Anonima (ADR) (Argentina).............................................     2,755,000
                                                                                                ------------
                                                                                                  43,292,749
                                                                                                ------------
           NATURAL GAS (0.8%)
  60,000   KN Energy, Inc.....................................................................     1,256,250
                                                                                                ------------
           OIL & GAS PRODUCTION (6.4%)
  50,000   Anardarko Petroleum Corp...........................................................     1,375,000
  80,000   Apache Corp........................................................................     1,595,000
  70,000   Burlington Resources, Inc..........................................................     2,266,250
  55,000   Cabot Oil & Gas Corp. (Class A)....................................................       601,562
  25,000   Devon Energy Corp..................................................................       585,937
  10,000   Noble Affiliates, Inc..............................................................       226,250
  22,500   Nuevo Energy Co.*..................................................................       157,500
  80,000   Occidental Petroleum Corp..........................................................     1,205,000
  25,000   Snyder Oil Corp....................................................................       260,937
  55,000   St. Mary Land & Exploration Co.....................................................       825,000
  71,500   Swift Energy Co.*..................................................................       429,000
  55,000   Union Pacific Resources Group, Inc.................................................       491,563
  80,000   Vintage Petroleum, Inc.............................................................       355,000
 100,000   Wiser Oil Co.......................................................................       168,750
                                                                                                ------------
                                                                                                  10,542,749
                                                                                                ------------
           OIL REFINING/MARKETING (3.8%)
  35,000   Pennzoil-Quaker State Co...........................................................       435,313
  40,000   Petro-Canada (Canada)..............................................................       429,908

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  25,000   Sunoco, Inc........................................................................  $    760,938
  35,000   Tosco Corp.........................................................................       724,063
  75,000   Total S.A. (ADR) (France)..........................................................     3,871,875
                                                                                                ------------
                                                                                                   6,222,097
                                                                                                ------------
           OIL/GAS TRANSMISSION (6.7%)
  70,000   El Paso Energy Corp................................................................     2,550,625
  45,000   Enron Corp.........................................................................     2,925,000
  40,000   Enron Oil & Gas Co.................................................................       660,000
 135,000   Williams Companies, Inc............................................................     4,995,000
                                                                                                ------------
                                                                                                  11,130,625
                                                                                                ------------

           TOTAL BASIC ENERGY.................................................................    73,340,869
                                                                                                ------------

           ENERGY DEVELOPMENT &
           TECHNOLOGY (15.7%)
           CONTRACT DRILLING (2.9%)
  35,000   Diamond Offshore Drilling, Inc.....................................................       724,062
  75,000   ENSCO International, Inc...........................................................       665,625
  30,000   Global Marine, Inc.*...............................................................       232,500
  40,000   Marine Drilling Company, Inc.*.....................................................       255,000
  65,000   Nabors Industries, Inc.*...........................................................       747,500
  25,000   Noble Drilling Corp.*..............................................................       309,375
  20,000   Patterson Energy, Inc.*............................................................        55,625
  25,000   Precision Drilling Corp. (Class A) (Canada)*.......................................       229,687
  88,500   R & B Falcon Corp.*................................................................       486,750
  25,000   Santa Fe International Corp........................................................       334,375
  40,000   Transocean Offshore Inc............................................................       825,000
                                                                                                ------------
                                                                                                   4,865,499
                                                                                                ------------
           DIVERSIFIED MANUFACTURING (2.8%)
  95,000   Allegheny Teledyne Inc.............................................................     1,959,375
  65,000   AlliedSignal, Inc..................................................................     2,689,375
                                                                                                ------------
                                                                                                   4,648,750
                                                                                                ------------
           OILFIELD SERVICES/EQUIPMENT (10.0%)
  50,000   Baker Hughes, Inc..................................................................       900,000
  25,000   BJ Services Co.*...................................................................       351,563
  60,000   Cooper Cameron Corp.*..............................................................     1,387,500
 110,000   Global Industries Ltd.*............................................................       556,875
 125,000   Halliburton Co.....................................................................     3,531,250
   5,000   National-Oilwell, Inc.*............................................................        44,375
  20,000   Offshore Logistics, Inc.*..........................................................       173,750
  30,000   Petroleum Geo - Services ASA (ADR) (Norway)*.......................................       343,125
  83,200   Schlumberger, Ltd..................................................................     4,040,400
  30,000   Smith International, Inc.*.........................................................       729,375
  32,500   Stolt Comex Seaway, S.A. (ADR) (United Kingdom)*...................................       190,938

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1999, CONTINUED

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
  70,000   Stolt Comex Seaway, S.A. (United Kingdom)*.........................................  $    457,188
  30,000   Trico Marine Service, Inc.*........................................................       129,375
  55,000   UTI Energy Corp.*..................................................................       319,688
  90,000   Varco International, Inc.*.........................................................       697,500
  65,000   Veritas DGC Inc.*..................................................................       613,438
 116,500   Weatherford International, Inc.*...................................................     1,980,500
                                                                                                ------------
                                                                                                  16,446,840
                                                                                                ------------
           TOTAL ENERGY DEVELOPMENT & TECHNOLOGY..............................................    25,961,089
                                                                                                ------------
           METALS AND BASIC MATERIALS (37.7%)
           ALUMINUM (2.2%)
  90,000   Alcoa Inc..........................................................................     3,645,000
                                                                                                ------------
           CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.9%)
  45,000   Deere & Co.........................................................................     1,470,937
                                                                                                ------------
           CONTAINERS/PACKAGING (2.6%)
  78,000   Owens-Illinois, Inc.*..............................................................     1,867,125
  40,000   Temple-Inland, Inc.................................................................     2,397,500
                                                                                                ------------
                                                                                                   4,264,625
                                                                                                ------------
           ENVIRONMENTAL SERVICES (0.2%)
  15,500   Casella Waste Systems Inc., (Class A)*.............................................       315,812
                                                                                                ------------
           FOREST PRODUCTS (1.1%)
  25,000   Georgia-Pacific Group..............................................................     1,831,250
                                                                                                ------------
           INDUSTRIAL MACHINERY/COMPONENTS (1.0%)
  34,200   Ingersoll-Rand Co..................................................................     1,624,500
                                                                                                ------------
           MAJOR CHEMICALS (6.9%)
  35,000   Dow Chemical Co....................................................................     3,443,125
  75,000   Du Pont (E.I.) de Nemours & Co., Inc...............................................     3,848,437
  90,000   Monsanto Co........................................................................     4,100,625
                                                                                                ------------
                                                                                                  11,392,187
                                                                                                ------------
           METALS FABRICATIONS (0.6%)
  40,000   Reliance Steel & Aluminum Co.......................................................     1,022,500
                                                                                                ------------
           PAINTS/COATINGS (0.9%)
  30,000   PPG Industries, Inc................................................................     1,561,875
                                                                                                ------------
           PAPER (8.6%)
  50,000   Boise Cascade Corp.................................................................     1,553,125
  50,000   Bowater, Inc.......................................................................     2,106,250
  50,000   Champion International Corp........................................................     1,850,000

NUMBER OF
 SHARES                                                                                            VALUE
------------------------------------------------------------------------------------------------------------
 100,000   Mead Corp..........................................................................  $  3,043,750
  40,000   Union Camp Corp....................................................................     2,675,000
  80,000   Willamette Industries, Inc.........................................................     2,915,000
                                                                                                ------------
                                                                                                  14,143,125
                                                                                                ------------
           PRECIOUS METALS (6.1%)
 160,000   Barrick Gold Corp. (Canada)........................................................     2,830,000
 100,000   Getchell Gold Corp.*...............................................................     2,593,750
 100,000   Newmont Mining Corp................................................................     1,725,000
 100,000   Placer Dome Inc. (Canada)..........................................................     1,093,750
  82,950   Stillwater Mining Co.*.............................................................     1,902,666
                                                                                                ------------
                                                                                                  10,145,166
                                                                                                ------------
           SPECIALTY CHEMICALS (2.0%)
  60,000   Avery Dennison Corp................................................................     3,221,250
                                                                                                ------------
           SPECIALTY STEELS (0.8%)
  30,000   Nucor Corp.........................................................................     1,336,875
                                                                                                ------------
           STEEL/IRON ORE (3.8%)
  80,000   AK Steel Holding Corp..............................................................     1,745,000
  95,000   British Steel PLC (ADR) (United Kingdom)...........................................     1,870,313
  45,000   Lone Star Technologies, Inc.*......................................................       582,188
  80,000   USX-U.S. Steel Group...............................................................     2,025,000
                                                                                                ------------
                                                                                                   6,222,501
                                                                                                ------------

           TOTAL METALS & BASIC MATERIALS.....................................................    62,197,603
                                                                                                ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $178,309,725) (a)........................................................   97.9%    161,499,561

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.1       3,450,760
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 164,950,321
                                                                                            =====   =============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,003,093 and the aggregate gross unrealized depreciation is $38,813,257, resulting in net unrealized depreciation of $16,810,164.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1999

ASSETS:
Investments in securities, at value
  (identified cost $178,309,725)..............................................................  $161,499,561
Receivable for:
    Investments sold..........................................................................     3,676,977
    Dividends.................................................................................       416,280
    Capital stock sold........................................................................       195,092
    Foreign withholding taxes reclaimed.......................................................        34,594
Prepaid expenses and other assets.............................................................        98,252
                                                                                                ------------
     TOTAL ASSETS.............................................................................   165,920,756
                                                                                                ------------
LIABILITIES:
Payable for:
    Capital stock repurchased.................................................................       196,014
    Plan of distribution fee..................................................................       127,550
    Investment management fee.................................................................        88,601
Payable to bank...............................................................................       447,129
Accrued expenses and other payables...........................................................       111,141
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       970,435
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $193,467,539
Net unrealized depreciation...................................................................   (16,810,164)
Accumulated net investment loss...............................................................       (52,409)
Accumulated net realized loss.................................................................   (11,654,645)
                                                                                                ------------
     NET ASSETS...............................................................................  $164,950,321
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................      $691,035
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................        68,091
     NET ASSET VALUE PER SHARE................................................................        $10.15
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
      (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........................................        $10.71
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $147,527,336
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................    14,708,614
     NET ASSET VALUE PER SHARE................................................................        $10.03
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,277,627
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................       127,480
     NET ASSET VALUE PER SHARE................................................................        $10.02
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................   $15,454,323
Shares Outstanding (500,000,000 AUTHORIZED, $.01 PAR VALUE)...................................     1,516,381
     NET ASSET VALUE PER SHARE................................................................        $10.19
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $93,493 foreign withholding tax)............................................  $  3,683,514
Interest......................................................................................       188,322
                                                                                                ------------

     TOTAL INCOME.............................................................................     3,871,836
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................         1,320
Plan of distribution fee (Class B shares).....................................................     2,124,861
Plan of distribution fee (Class C shares).....................................................        12,497
Investment management fee.....................................................................     1,408,351
Transfer agent fees and expenses..............................................................       342,988
Registration fees.............................................................................        93,922
Shareholder reports and notices...............................................................        87,009
Professional fees.............................................................................        69,946
Custodian fees................................................................................        22,782
Directors' fees and expenses..................................................................        17,187
Other.........................................................................................         9,972
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     4,190,835
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................      (318,999)
                                                                                                ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss.............................................................................   (10,954,030)
Net change in unrealized appreciation.........................................................   (56,429,019)
                                                                                                ------------

     NET LOSS.................................................................................   (67,383,049)
                                                                                                ------------

NET DECREASE..................................................................................  $(67,702,048)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR     FOR THE YEAR
                                                                  ENDED            ENDED
                                                               FEBRUARY 28,     FEBRUARY 28,
                                                                   1999            1998*
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................  $    (318,999)   $    (351,725)
Net realized gain (loss)....................................    (10,954,030)      13,069,671
Net change in unrealized appreciation.......................    (56,429,019)      28,945,843
                                                              -------------    -------------

     NET INCREASE (DECREASE)................................    (67,702,048)      41,663,789
                                                              -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares..........................................       --               (105,075)
Net realized gain
    Class A shares..........................................         (5,526)          (9,967)
    Class B shares..........................................     (2,604,507)     (32,041,346)
    Class C shares..........................................        (14,135)         (36,377)
    Class D shares..........................................       (114,256)        (416,177)
                                                              -------------    -------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS......................     (2,738,424)     (32,608,942)
                                                              -------------    -------------
Net increase (decrease) from capital stock transactions.....    (52,899,959)      31,247,222
                                                              -------------    -------------

     NET INCREASE (DECREASE)................................   (123,340,431)      40,302,069

NET ASSETS:
Beginning of period.........................................    288,290,752      247,988,683
                                                              -------------    -------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $52,409 AND $49,179,
    RESPECTIVELY)...........................................  $ 164,950,321    $ 288,290,752
                                                              =============    =============

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares which were purchased prior to July 2, 1984 (and with respect to such shares, certain shares acquired through reinvestment of dividends and capital gains distributions (collectively the "Old Shares")), designated as Class B shares. The Old Shares have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares, are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares,

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,822,597 at February 28, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended February 28, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended February 28, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $404,686 and $1,864, respectively and received $10,626 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1999 aggregated $57,916,923 and $107,740,740, respectively.

For the year ended February 28, 1999, the Fund incurred brokerage commissions of $57,167 with DWR for portfolio transactions executed on behalf of the Fund.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

For the year ended February 28, 1999, the Fund incurred $28,737 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the year ended February 28, 1999 included in Director's fees and expenses in the Statement of Operations amounted to $6,389. At February 28, 1999, the Fund had an accrued pension liability of $52,405 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At February 28, 1999, the Fund had a net capital loss carryover of approximately $6,384,000 which will be available through February 28, 2007 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $5,226,000 during fiscal 1999.

As of February 28, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $368,840, accumulated net realized loss was credited $53,071 and net investment loss was credited $315,769.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC. NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1999, CONTINUED

6. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        FEBRUARY 28, 1999            FEBRUARY 28, 1998*+
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................       87,666   $    1,046,452        27,229   $    407,922
Reinvestment of distributions....................................          383            5,103           673          8,808
Redeemed.........................................................      (42,239)        (490,436)       (5,621)       (78,162)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       45,810          561,119        22,281        338,568
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................   10,150,338      129,276,569    17,476,686    251,041,315
Reinvestment of dividends and distributions......................      184,797        2,441,170     2,235,739     29,908,674
Redeemed.........................................................  (15,417,509)    (191,663,575)  (17,865,123)  (255,937,003)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) - Class B................................   (5,082,374)     (59,945,836)    1,847,302     25,012,986
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................      448,875        5,948,277       214,875      2,958,438
Reinvestment of distributions....................................        1,001           13,228         2,477         32,320
Redeemed.........................................................     (430,175)      (5,757,346)     (109,573)    (1,457,551)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       19,701          204,159       107,779      1,533,207
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES
Sold.............................................................    1,402,605       15,983,255       292,553      4,265,324
Reinvestment of distributions....................................        8,305          110,702        30,695        402,418
Redeemed.........................................................     (842,093)      (9,813,358)      (21,545)      (305,281)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      568,817        6,280,599       301,703      4,362,461
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease) in Fund..................................   (4,448,046)  $  (52,899,959)    2,279,065   $ 31,247,222
                                                                   ===========   ==============   ===========   ============

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through February 28, 1998.
 + On July 28, 1997, 645,861 shares representing $9,326,226 were transferred to Class D.

MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
DEVELOPMENT SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Natural Resource Development Securities Inc. (the "Fund"), formerly Dean Witter Natural Resource Development Securities Inc., at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 13, 1999

                      1999 FEDERAL TAX NOTICE (UNAUDITED)

       During the fiscal year ended February 28, 1999, 47.63% of the income dividends qualified for the dividends received deduction available to corporations.

STATEMENT OF ADDITIONAL INFORMATION                          MORGAN STANLEY
FEBRUARY 22, 1999                                            DEAN WITTER
                                                             PRECIOUS METALS
                                                             AND MINERALS TRUST


--------------------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated February 22, 1999) for the Morgan Stanley Dean Witter Precious Metals and Minerals Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Precious Metals and Minerals Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History........................................................................          4

II. Description of the Fund and Its Investments and Risks..............................          4

  A. Classification....................................................................          4

  B. Investment Strategies and Risks...................................................          4

  C. Fund Policies/Investment Restrictions.............................................         13

III. Management of the Fund............................................................         14

  A. Board of Trustees.................................................................         14

  B. Management Information............................................................         15

  C. Compensation......................................................................         19

IV. Control Persons and Principal Holders of Securities................................         21

V. Investment Management and Other Services............................................         21

  A. Investment Manager................................................................         21

  B. Principal Underwriter.............................................................         22

  C. Services Provided by the Investment Manager and Fund Expenses Paid by Third
      Parties..........................................................................         22

  D. Dealer Reallowances...............................................................         23

  E. Rule 12b-1 Plan...................................................................         23

  F. Other Service Providers...........................................................         27

VI. Brokerage Allocation and Other Practices...........................................         27

  A. Brokerage Transactions............................................................         27

  B. Commissions.......................................................................         28

  C. Brokerage Selection...............................................................         29

  D. Directed Brokerage................................................................         29

  E. Regular Broker-Dealers............................................................         29

VII. Capital Stock and Other Securities................................................         30

VIII. Purchase, Redemption and Pricing of Shares.......................................         30

  A. Purchase/Redemption of Shares.....................................................         30

  B. Offering Price....................................................................         31

IX. Taxation of the Fund and Shareholders..............................................         32

X. Underwriters........................................................................         34

XI. Calculation of Performance Data....................................................         34

XII. Financial Statements..............................................................         35

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Precious Metals and Minerals Trust, a registered open-end investment company.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1989, with the name Dean Witter Precious Metals and Minerals Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Precious Metals and Minerals Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    OTHER PRECIOUS METALS RELATED INVESTMENTS. The Fund may invest in other precious metals related investments including precious metals indexed debt securities.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions, and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in an amount not to exceed 25% of the value of its total assets. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. A subscription right is freely transferable.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1.  Seek long-term capital appreciation.

    The Fund may not:

         1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

         2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

         3. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments would exceed 5% of the value of the Fund's total assets of which not more than 2% of the Fund's total assets may be invested in warrants not listed on the New York or American Stock Exchange or a recognized foreign stock exchange.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase or sell commodities (other than precious metals or minerals commodities or contracts), except the Fund may purchase or sell (write) futures and related options thereon.

         7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed).

         8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money; or (e) lending portfolio securities.

        10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        11.  Make short sales of securities.

        12. Purchase securities on margin, except for the short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

        16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

        17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Seven Trustees (77% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager. All of the Independent Trustees also serve as Independent Trustees of "Discover Brokerage Index Series," a mutual fund for which the Investment Manager is the investment advisor. Four of the seven Independent Trustees are also Independent Trustees of certain other mutual funds, referred to as the "TCW/DW Funds," for which MSDW Services Company is the manager and TCW Funds Management, Inc. is the investment advisor.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the 84 Morgan Stanley Dean Witter Funds, the 11 TCW/DW Funds and Discover Brokerage Index Series, are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (58) ...................................  Vice Chairman of Kmart Corporation (since December, 1998);
Trustee                                                 Director or Trustee of the Morgan Stanley Dean Witter
c/o Kmart Corporation                                   Funds; Trustee of Discover Brokerage Index Series;
3100 West Big Beaver Road                               formerly Chairman and Chief Executive Officer of Levitz
Troy, Michigan                                          Furniture Corporation (November, 1995-November, 1998) and
                                                        President and Chief Executive Officer of Hills Department
                                                        Stores (May, 1991-July, 1995); formerly variously
                                                        Chairman, Chief Executive Officer, President and Chief
                                                        Operating Officer (1987-1991) of the Sears Merchandise
                                                        Group of Sears, Roebuck and Co.; Director of Eaglemark
                                                        Financial Services, Inc. and Weirton Steel Corporation.

Charles A. Fiumefreddo* (65) .........................  Chairman, Director or Trustee, President and Chief
Chairman of the Board, President,                       Executive Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee                     Chairman, Chief Executive Officer and Trustee of the
Two World Trade Center                                  TCW/DW Funds; Trustee of Discover Brokerage Index Series;
New York, New York                                      formerly Chairman, Chief Executive Officer and Director of the Investment Manager, the Distributor and MSDW Services
                                                        Company; Executive Vice President and Director of Dean
                                                        Witter Reynolds; Chairman and Director of the Transfer
                                                        Agent; formerly Director and/or officer of various MSDW
                                                        subsidiaries (until June 1998).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (66) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                                 Funds; Trustee of Discover Brokerage Index Series;
c/o Huntsman Corporation                                formerly United States Senator (R- Utah)(1974-1992) and
500 Huntsman Way                                        Chairman, Senate Banking Committee (1980-1986); formerly
Salt Lake City, Utah                                    Mayor of Salt Lake City, Utah (1971-1974); formerly
                                                        Astronaut, Space Shuttle Discovery (April 12-19, 1985);
                                                        Vice Chairman, Huntsman Corporation; Director of Franklin
                                                        Covey (time management systems), John Alden Financial
                                                        Corp. (health insurance), United Space Alliance (joint
                                                        venture between Lockheed Martin and the Boeing Company)
                                                        and Nuskin Asia Pacific (multilevel marketing); member of
                                                        the board of various civic and charitable organizations.

John R. Haire (74) ...................................  Chairman of the Audit Committee and Director or Trustee of
Trustee                                                 the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                                  Audit Committee and Trustee of the TCW/DW Funds; Chairman
New York, New York                                      of the Audit Committee and Trustee of Discover Brokerage
                                                        Index Series; formerly Chairman of the Independent
                                                        Directors or Trustees of the Morgan Stanley Dean Witter
                                                        Funds and the TCW/DW Funds (until June, 1998); formerly
                                                        President, Council for Aid to Education (1978-1989) and
                                                        Chairman and Chief Executive Officer of Anchor
                                                        Corporation, an investment advisor (1964-1978).

Wayne E. Hedien (65) .................................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of Discover Brokerage Index Series;
c/o Gordon Altman Butowsky                              Director of The PMI Group, Inc. (private mortgage
Weitzen Shalov & Wein                                   insurance); Trustee and Vice Chairman of The Field Museum
Counsel to the Independent Trustees                     of Natural History; formerly associated with the Allstate
114 West 47th Street                                    Companies (1966-1994), most recently as Chairman of The
New York, New York                                      Allstate Corporation (March, 1993-December, 1994) and
                                                        Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July,
                                                        1989-December, 1994); director of various other business
                                                        and charitable organizations.

Dr. Manuel H. Johnson (50) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Morgan Stanley Dean Witter
Washington, D.C.                                        Funds; Trustee of the TCW/ DW Funds; Trustee of Discover
                                                        Brokerage Index Series; Director of NASDAQ (since June,
                                                        1995); Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer) and NVR, Inc. (home construction); Chair-
                                                        man and Trustee of the Financial Accounting Foundation
                                                        (oversight organization of the Financial Accounting
                                                        Standards Board); formerly Vice Chairman of the Board of
                                                        Governors of the Federal Reserve System (1986-1990) and
                                                        Assistant Secretary of the U.S. Treasury.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         Trustee of Discover Brokerage Index Series; formerly Vice
New York, New York                                      President, Bankers Trust Company and BT Capital
                                                        Corporation (1984-1988); director of various business
                                                        organizations.

Philip J. Purcell* (55) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, Dean Witter Reynolds and Novus Credit
1585 Broadway                                           Services Inc.; Director of the Distributor; Director or
New York, New York                                      Trustee of the Morgan Stanley Dean Witter Funds; Trustee
                                                        of Discover Brokerage Index Series; Director and/or
                                                        officer of various MSDW subsidiaries.

John L. Schroeder (68) ...............................  Retired; Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Trustee of the TCW/DW Funds; Trustee of
c/o Gordon Altman Butowsky                              Discover Brokerage Index Series; Director of Citizens
Weitzen Shalov & Wein                                   Utilities Company; formerly Executive Vice President and
Counsel to the Independent Trustees                     Chief Investment Officer of the Home Insurance Company
114 West 47th Street                                    (August, 1991-September, 1995).
New York, New York

Barry Fink (44) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President,                                         and General Counsel (since February, 1997) and Director
Secretary and General Counsel                           (since July, 1998) of the Investment Manager and MSDW
Two World Trade Center                                  Services Company; Senior Vice President (since March,
New York, New York                                      1997) and Assistant Secretary and Assistant General
                                                        Counsel (since February, 1997) of the Distributor;
                                                        Assistant Secretary of Dean Witter Reynolds (since August,
                                                        1996); Vice President, Secretary and General Counsel of
                                                        the Morgan Stanley Dean Witter Funds and the TCW/DW Funds
                                                        (since February, 1997); Vice President, Secretary and
                                                        General Counsel of Discover Brokerage Index Series;
                                                        previously First Vice President (June, 1993-February,
                                                        1997), Vice President and Assistant Secretary and
                                                        Assistant General Counsel of the Investment Manager and
                                                        MSDW Services Company and Assistant Secretary of the Mor-
                                                        gan Stanley Dean Witter Funds and the TCW/DW Funds.

Robert Rossetti (51) .................................  Vice President of the Investment Manager (since May,
Vice President                                          1995); formerly Vice President at Merrill Lynch & Co. Inc.
Two World Trade Center                                  (November, 1994-April, 1995) and prior thereto Vice
New York, New York                                      President at Prudential Securities for six years.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Thomas F. Caloia (52) ................................  First Vice President and Assistant Treasurer of the
Treasurer                                               Investment Manager and MSDW Services Company; Treasurer of
Two World Trade Center                                  the Morgan Stanley Dean Witter Funds, the TCW/DW Funds and
New York, New York                                      Discover Brokerage Index Series.

------------------------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, MITCHELL M. MERIN, President, and Chief Operating Officer of Asset Management of MSDW, President, Chief Executive Officer and Director of the Investment Manager and MSDW Services Company, Chairman and Director of the Distributor and the Transfer Agent, Executive Vice President and Director of DWR, and Director of various MSDW subsidiaries, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and MARK BAVOSO, IRA N. ROSS and PAUL D. VANCE, Senior Vice Presidents of the Investment Manager are Vice Presidents of the Fund.

    In addition, FRANK BRUTTOMESSO, MARILYN K. CRANNEY, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and TODD LEBO, Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so. All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Insurance Committee.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    The Board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expenses reimbursed from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees for which services the Fund paid him an additional annual fee of $1,200.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 1998.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,450
Edwin J. Garn.................................................       1,600
John R. Haire.................................................       2,850
Wayne E. Hedien...............................................       1,550
Dr. Manuel H. Johnson.........................................       1,550
Michael E. Nugent.............................................       1,600
John L. Schroeder.............................................       1,600

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1998 for services to the 85 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1998. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. No compensation was paid to the Fund's Independent Trustees by Discover Brokerage Index Series for the calendar year ended December 31, 1998.

    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS
                                                                    CHAIRMAN OF                      TOTAL CASH
                                                                    INDEPENDENT      FOR SERVICE    COMPENSATION
                               FOR SERVICE                           DIRECTORS/          AS         FOR SERVICES
                              AS DIRECTOR OR                        TRUSTEES AND     CHAIRMAN OF         TO
                               TRUSTEE AND                             AUDIT         INDEPENDENT      85 MORGAN
                             COMMITTEE MEMBER    FOR SERVICE AS    COMMITTEES OF    TRUSTEES AND       STANLEY
                               OF 85 MORGAN       TRUSTEE AND        85 MORGAN          AUDIT        DEAN WITTER
                                 STANLEY        COMMITTEE MEMBER      STANLEY       COMMITTEES OF     FUNDS AND
NAME OF                        DEAN WITTER        OF 11 TCW/DW      DEAN WITTER       11 TCW/DW       11 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $120,150              --                 --              --           $120,150
Edwin J. Garn..............       132,450              --                 --              --            132,450
John R. Haire..............       136,450           $66,931           $161,338        $ 14,725          319,444
Wayne E. Hedien............       132,350              --                 --              --            132,350
Dr. Manuel H. Johnson......       128,400            62,331               --              --            190,731
Michael E. Nugent..........       132,450            62,131               --              --            194,581
John L. Schroeder..........       132,450            64,731               --              --            197,181

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------------------
1 An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the fiscal year ended December 31, 1998, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

         RETIREMENT BENEFITS FROM THE MORGAN STANLEY DEAN WITTER FUNDS


                                                                                                           ESTIMATED
                                                             FOR ALL ADOPTING FUNDS          RETIREMENT     ANNUAL
                                                        ---------------------------------     BENEFITS     BENEFITS
                                                           ESTIMATED                         ACCRUED AS      UPON
                                                        CREDITED YEARS       ESTIMATED        EXPENSES     RETIREMENT
                                                         OF SERVICE AT     PERCENTAGE OF       BY ALL      FROM ALL
                                                          RETIREMENT         ELIGIBLE         ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                              (MAXIMUM 10)      COMPENSATION        FUNDS       FUNDS(2)
------------------------------------------------------  ---------------   ---------------   ------------   --------
Michael Bozic.........................................          10             60.44%       $ 22,377       $52,250
Edwin J. Garn.........................................          10             60.44          35,225        52,250
John R. Haire.........................................          10             60.44         (12,211)(3)   134,705
Wayne E. Hedien.......................................           9             51.37          41,979        44,413
Dr. Manuel H. Johnson.................................          10             60.44          14,047        52,250
Michael E. Nugent.....................................          10             60.44          25,336        52,250
John L. Schroeder.....................................           8             50.37          45,117        44,343


------------------------
2 Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

3 This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding shares of Class A on February 9, 1999: Peter Manhard and Lynn Manhard JTWROS, 634 Williams Way, Vernon Hills, IL 60061-3252--10.22%; Dean Witter Reynolds, custodian for William
D. Hill, FBO Pooled account, VIP Plus profit sharing DTD 1/1/96, 232 Forest Road, Hurricane, WV 25526-9341--53.1. The following owned 5% or more of the outstanding shares of Class C on February 9, 1999: Alan J. Stransky and Colleen
R. Stransky JTWROS, 11679 Valleybrook Place, Carmel, IN 46033-3374--14.96%; Dean Witter Reynolds, custodian for Griffith L. Thomas, FBO Griffith L. Thomas, money purchase plan DTD 6/26/85, PO Box 642, Tillamook, OR 97141-0642--8.91%; Elizabeth F. Sheppard, 311 Park Avenue S, Winter Park FL 32789-4317--7.41%. The following owned 5% or more of the outstanding shares of Class D on February 9, 1999: Morgan Stanley Dean Witter Advisors Inc., Attn: Maurice Bendrihem, 2 World Trade Center 73rd Fl., New York, NY 10048-0203; Hare & Co., c/o The Bank of New York, PO Box 11203, New York, NY 10286-1203--37.05%; Yolanda R. Bertoli TTEE, Yolanda R. Bertoli Revocable Living Trust dated 6/9/94, 1025 Wilder Ave #5-B, Honolulu, HI 96822-2629--57.48.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.80% of the daily net assets of the Fund. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1996, 1997 and 1998, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $523,635, $408,911 and $256,380, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND FUND EXPENSES PAID BY THIRD PARTIES

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                                1998                   1997                     1996
                                         -------------------  -----------------------  -----------------------
Class A................................  FSCs:(4)  $ 4,714     FSCs:       $      0     FSCS:            N/A
                                         CDSCs:    $     0     CDSCs:      $      0     CDSC:            N/A
Class B................................  CDSCs:    $81,003     CDSCs:      $168,786     CDSCs:      $163,116
Class C................................  CDSCs:    $ 1,677     CDSCs:      $    270     CDSC:            N/A

------------------------
(4)  FSCs apply to Class A only. This Class commenced operations on July 28,
     1997.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1998, of $306,235. This amount is equal to 1.0% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $147 and $9,392, respectively, which amounts are equal to 0.23% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or Dean Witter Reynolds Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 1998 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $8,157,643 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 25.96% ($2,117,665)-- advertising and promotional expenses; (ii) 1.85% ($150,962)--printing of prospectuses for distribution to other than current shareholders; and (iii) 72.19% ($5,889,016)--other expenses, including the gross sales credit and the carrying charge, of which 7.81% ($460,185) represents carrying charges, 37.70% ($2,220,392) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.49% ($3,208,439) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal year ended October 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $3,830,463 as of October 31, 1998 (the end of the Fund's fiscal year), which was equal to 12.77% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale in the case of Class C at December 31, 1998 (the end of the calendar year), and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890 acts as Sub-Custodian for the storing, transferring and delivering of the precious metals owned by the Fund.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid a total of $227,064, $282,087 and $214,766, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid a total of $30,640, $750 and $13,415, respectively, in brokerage commissions to Dean Witter Reynolds. During the fiscal year ended October 31, 1998, the brokerage commissions paid to Dean Witter Reynolds represented approximately 6.25% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 4.16% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

    During the period June 1 through October 31, 1997 and during the fiscal year ended October 31, 1998, the Fund paid a total of $0 and $2,500, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. During the fiscal year ended October 31, 1998, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.16% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.02% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

    During the fiscal year ended October 31, 1998, the Fund paid $198,217 in brokerage commissions in connection with transactions in the aggregate amount of $24,082,466 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended October 31, 1998, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of October 31, 1998, the Fund did not own any securities issued by any of these issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in the section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan."

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Gold and silver bullion will be valued at the last spot settlement price on the Commodity Exchange, Inc. and other precious metals (such as platinum and palladium) and minerals will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. If prices are not available on any of these exchanges on any given day, the relevant precious metal or mineral will be valued at prices in the bullion markets or other markets approved by the Trustees for that purpose; if there is no readily available market quotation, then bullion will be valued in a manner, at fair value, as determined in good faith by the Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund. Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Taxpayer Relief Act of 1997 reduced the maximum tax on long-term capital gains applicable to individuals from 28% to 20%.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments in United States corporations. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.


    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 1998 were -30.52%, -12.44% and -6.52%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 1998 and for the period July 28, 1997 (inception of the Class) through October 31, 1998 were -30.25% and -33.18%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 1998 and for the period July 28, 1997 (inception of the Class) through October 31, 1998 were -27.49% and -30.69%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 1998 and for the period July 28, 1997 (inception of the Class) through October 31, 1998 were -26.68% and -30.47%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one year, five year and the life of the Fund periods ended October 31, 1998, were -26.86%, -12.13% and -6.52%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.38% and -30.25%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.75% and -30.69%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.68% and -30.47%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one year, five year and the life of the Fund periods ended October 31, 1998, were -26.86%, -47.61% and -42.60%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.38% and -36.48%, respectively, the total returns of Class C for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.75% and -36.98%, respectively, and the total returns of Class D for the fiscal year ended October 31, 1998 and for the period July 28, 1997 through October 31, 1998 were -26.68% and -36.73%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (declined) to the following amounts at October 31, 1998:

                                                                                   INVESTMENT AT INCEPTION OF:
                                                                     INCEPTION   -------------------------------
CLASS                                                                  DATE:      $10,000    $50,000   $100,000
-------------------------------------------------------------------  ----------  ---------  ---------  ---------
Class A............................................................    07/28/97  $   6,019  $  30,490  $  61,614
Class B............................................................    08/06/90      5,740     28,700     57,400
Class C............................................................    07/28/97      6,302     31,510     63,020
Class D............................................................    07/28/97      6,327     31,635     63,270

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 1998 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (99.1%)
            AUSTRALIA (18.0%)
            GOLD MINING
   600,000  Delta Gold NL..........................................................................  $   980,928
   500,000  Resolute Ltd...........................................................................      430,560
 1,250,000  Ross Mining NL.........................................................................      811,200
                                                                                                     -----------
                                                                                                       2,222,688
                                                                                                     -----------
            PRECIOUS METALS
   700,000  Acacia Resources Ltd...................................................................    1,113,840
   300,000  Lihir Gold Ltd.*.......................................................................      415,584
    25,000  Lihir Gold Ltd. (ADR)*.................................................................      662,500
   800,000  Normandy Mining Ltd....................................................................      713,856
   200,000  Ranger Minerals NL*....................................................................      549,120
                                                                                                     -----------
                                                                                                       3,454,900
                                                                                                     -----------

            TOTAL AUSTRALIA........................................................................    5,677,588
                                                                                                     -----------

            CANADA (45.9%)
            GOLD MINING
    50,000  IAMGOLD, International African Mining Gold Corp.*......................................      141,005
    50,000  IAMGOLD, International African Mining Gold Corp. - 144A*...............................      141,005
   100,000  Sutton Resources Ltd.*.................................................................      385,738
   200,000  Yamana Resources, Inc.*................................................................      154,295
                                                                                                     -----------
                                                                                                         822,043
                                                                                                     -----------
            PRECIOUS METALS
    90,000  Aber Resources Ltd.*...................................................................      504,700
   200,000  Agnico-Eagle Mines Ltd.................................................................      998,379
    85,000  Barrick Gold Corp......................................................................    1,816,875
   200,000  Cambior Inc. (ADR).....................................................................    1,000,000
   135,000  Euro-Nevada Mining Corp................................................................    2,109,238
    75,000  Franco Nevada Mining Corp. Ltd.........................................................    1,446,515
   350,000  Geomaque Explorations Ltd.*............................................................      349,433
   200,000  Greenstone Resources Ltd.*.............................................................      286,548
   300,000  Meridian Gold Inc.*....................................................................    1,556,250
   125,000  Placer Dome, Inc. (ADR)................................................................    1,968,750
   100,000  Prime Resources Group, Inc. (ADR)......................................................      849,271
   125,000  Repadre Capital Corp.*.................................................................      202,593
   650,000  Vengold Inc.*..........................................................................      526,742
                                                                                                     -----------
                                                                                                      13,615,294
                                                                                                     -----------
            TOTAL CANADA...........................................................................   14,437,337
                                                                                                     -----------

            UNITED KINGDOM (3.1%)
            OTHER METALS/MINERALS
    20,000  Rio Tinto PLC (ADR)....................................................................      990,000
                                                                                                     -----------

            UNITED STATES (32.0%)
            CONSUMER SPECIALTIES
    50,000  Lazare Kaplan International, Inc.*.....................................................      387,500
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            OTHER METALS/MINERALS
    75,000  Freeport-McMoran Copper & Gold, Inc. (Class A).........................................  $   895,313
    20,000  Freeport-McMoran Copper & Gold, Inc. (Class B).........................................      246,250
                                                                                                     -----------
                                                                                                       1,141,563
                                                                                                     -----------
            PRECIOUS METALS
   300,000  Battle Mountain Gold Co................................................................    1,631,250
   125,000  Crown Resources Corp.*.................................................................      312,500
    85,000  Getchell Gold Corp.*...................................................................    1,487,500
   100,000  Homestake Mining Co....................................................................    1,187,500
    70,375  Newmont Mining Corp....................................................................    1,495,469
    75,000  Stillwater Mining Co.*.................................................................    2,428,125
                                                                                                     -----------
                                                                                                       8,542,344
                                                                                                     -----------

            TOTAL UNITED STATES....................................................................   10,071,407
                                                                                                     -----------

            ZIMBABWE (0.1%)
            OTHER METALS/MINERALS
   120,000  Zimbabwe Platinum Mines Ltd.*..........................................................       29,203
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $39,486,619)..........................................................   31,205,535
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (2.2%)
            REPURCHASE AGREEMENT
$      684  The Bank of New York 5.125% due 11/02/98 (dated 10/30/98; proceeds $683,945)
              (IDENTIFIED COST $683,653) (a).......................................................      683,653
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $40,170,272) (b)..........................................................  101.3 %   31,889,188

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.3)      (420,898)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 31,468,290
                                                                                             =====   ============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $697,301 Student Loan Marketing Association 5.077% due 11/19/98 valued at $697,326.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,346,405 and the aggregate gross unrealized depreciation is $10,627,489, resulting in net unrealized depreciation of $8,281,084.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $40,170,272)...............................................................  $ 31,889,188
Receivable for:
    Shares of beneficial interest sold........................................................       149,650
    Dividends.................................................................................        30,654
Prepaid expenses and other assets.............................................................        39,781
                                                                                                ------------
     TOTAL ASSETS.............................................................................    32,109,273
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................       283,981
    Investments purchased.....................................................................       254,856
    Plan of distribution fee..................................................................        27,378
    Investment management fee.................................................................        22,099
Accrued expenses and other payables...........................................................        52,669
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       640,983
                                                                                                ------------
     NET ASSETS...............................................................................  $ 31,468,290
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $ 60,013,917
Net unrealized depreciation...................................................................    (8,281,197)
Accumulated net investment loss...............................................................      (127,339)
Accumulated net realized loss.................................................................   (20,137,091)
                                                                                                ------------
     NET ASSETS...............................................................................  $ 31,468,290
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................       $91,152
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        18,054
     NET ASSET VALUE PER SHARE................................................................         $5.05
                                                                                                       =====

     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................         $5.33
                                                                                                       =====
CLASS B SHARES:
Net Assets....................................................................................   $30,005,023
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     5,990,376
     NET ASSET VALUE PER SHARE................................................................         $5.01
                                                                                                       =====

CLASS C SHARES:
Net Assets....................................................................................    $1,045,540
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       208,707
     NET ASSET VALUE PER SHARE................................................................         $5.01
                                                                                                       =====
CLASS D SHARES:
Net Assets....................................................................................      $326,575
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        64,942
     NET ASSET VALUE PER SHARE................................................................         $5.03
                                                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT LOSS:

INCOME
Dividends (net of $14,613 foreign withholding tax)............................................  $    247,239
Interest......................................................................................       145,797
                                                                                                ------------

     TOTAL INCOME.............................................................................       393,036
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................           147
Plan of distribution fee (Class B shares).....................................................       306,235
Plan of distribution fee (Class C shares).....................................................         9,392
Investment management fee.....................................................................       256,380
Registration fees.............................................................................        88,745
Transfer agent fees and expenses..............................................................        86,657
Professional fees.............................................................................        53,618
Shareholder reports and notices...............................................................        49,175
Custodian fees................................................................................        16,621
Trustees' fees and expenses...................................................................        10,804
Other.........................................................................................         7,989
                                                                                                ------------

     TOTAL EXPENSES...........................................................................       885,763
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................      (492,727)
                                                                                                ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
    Investments...............................................................................    (9,648,954)
    Foreign exchange transactions.............................................................          (629)
                                                                                                ------------

     NET LOSS.................................................................................    (9,649,583)
                                                                                                ------------
Net change in unrealized appreciation/depreciation on:
    Investments...............................................................................      (420,844)
    Translation of other assets and liabilities denominated in foreign currencies.............            22
                                                                                                ------------

     NET DEPRECIATION.........................................................................      (420,822)
                                                                                                ------------

     NET LOSS.................................................................................   (10,070,405)
                                                                                                ------------

NET DECREASE..................................................................................  $(10,563,132)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR    FOR THE YEAR
                                                                            ENDED           ENDED
                                                                         OCTOBER 31,     OCTOBER 31,
                                                                            1998            1997*
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss...................................................  $   (492,727)   $   (575,376)
Net realized loss.....................................................    (9,649,583)     (9,101,223)
Net change in unrealized depreciation.................................      (420,822)     (9,193,959)
                                                                        -------------   -------------

     NET DECREASE.....................................................   (10,563,132)    (18,870,558)
                                                                        -------------   -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class B shares....................................................       --             (656,572)
Net realized gain
    Class B shares....................................................       --           (3,712,483)
                                                                        -------------   -------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................       --           (4,369,055)
                                                                        -------------   -------------
Net increase from transactions in shares of beneficial interest.......     3,551,128         878,665
                                                                        -------------   -------------

     NET DECREASE.....................................................    (7,012,004)    (22,360,948)

NET ASSETS:
Beginning of period...................................................    38,480,294      60,841,242
                                                                        -------------   -------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $127,339 AND $191,129,
    RESPECTIVELY).....................................................  $ 31,468,290    $ 38,480,294
                                                                        ============    ============

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund"), formerly Dean Witter Precious Metals and Minerals Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,830,463 at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $81,003 and $1,677, respectively and received approximately $4,714 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $15,521,451 and $10,677,356, respectively.

For the year ended October 31, 1998, the Fund incurred $13,415 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the year ended October 31, 1998, the Fund incurred $2,500 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $500.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transaction in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998             OCTOBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................      163,290    $    830,904         4,703    $     37,724
Redeemed.........................................................     (149,939)       (771,988)      --              --
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class A..........................................       13,351          58,916         4,703          37,724
                                                                   -----------    ------------   -----------    ------------
CLASS B SHARES
Sold.............................................................   10,593,880      59,088,953    12,331,939     111,539,261
Reinvestment of dividends and distributions......................      --             --             402,436       4,004,238
Redeemed.........................................................  (10,149,788)    (56,742,708)  (12,648,999)   (115,262,441)
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class B..........................................      444,092       2,346,245        85,376         281,058
                                                                   -----------    ------------   -----------    ------------
CLASS C SHARES
Sold.............................................................      604,559       3,428,478        95,151         732,145
Redeemed.........................................................     (465,261)     (2,500,980)      (25,742)       (182,272)
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class C..........................................      139,298         927,498        69,409         549,873
                                                                   -----------    ------------   -----------    ------------
CLASS D SHARES
Sold.............................................................      362,666       2,036,922         1,259          10,010
Redeemed.........................................................     (298,983)     (1,818,453)      --              --
                                                                   -----------    ------------   -----------    ------------
Net increase -- Class D..........................................       63,683         218,469         1,259          10,010
                                                                   -----------    ------------   -----------    ------------
Net increase in Fund.............................................      660,424    $  3,551,128       160,747    $    878,665
                                                                   ===========    ============   ===========    ============

---------------------

 * For Class A, C and D, for the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $20,110,000 of which $10,239,000 will be available through October 31, 2005 and $9,871,000 will be available through October 31, 2006 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent book/tax differences primarily attributable to a net operating loss and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $404,421, accumulated net realized loss was charged $152,096 and net investment loss was credited $556,517.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were no outstanding forward contracts.

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE YEAR ENDED OCTOBER 31
                                          ----------------------------------------------------------------
                                           1998++       1997*++         1996          1995          1994
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....  $   6.85      $  11.14      $   9.77      $  11.45      $  10.80
                                          --------      --------      --------      --------      --------

Income (loss) from investment
 operations:
   Net investment loss..................     (0.09)        (0.10)        (0.10)        (0.08)        (0.06)
   Net realized and unrealized gain
   (loss)...............................     (1.75)        (3.35)         1.66         (1.38)         0.73
                                          --------      --------      --------      --------      --------

Total income (loss) from investment
 operations.............................     (1.84)        (3.45)         1.56         (1.46)         0.67
                                          --------      --------      --------      --------      --------

Less dividends and distributions from:
   Net investment income................     --            (0.13)        --            --            --
   Net realized gain....................     --            (0.71)        (0.19)        (0.22)        (0.02)
                                          --------      --------      --------      --------      --------

Total dividends and distributions.......     --            (0.84)        (0.19)        (0.22)        (0.02)
                                          --------      --------      --------      --------      --------

Net asset value, end of period..........  $   5.01      $   6.85      $  11.14      $   9.77      $  11.45
                                          ========      ========      ========      ========      ========

TOTAL RETURN+...........................    (26.86)%      (33.29)%       15.93%       (12.78)%        6.18%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.78%(1)      2.36%         2.27%         2.29%         2.28%

Net investment loss.....................     (1.55)%(1)    (1.13)%       (0.84)%       (0.70)%       (0.87)%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................   $30,005       $37,964       $60,841       $55,448       $73,444

Portfolio turnover rate.................        36%           53%           46%           23%           46%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED             THROUGH
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $  6.86            $  7.95
                                                                  -------            -------
Loss from investment operations:
   Net investment loss......................................        (0.05)              --
   Net realized and unrealized loss.........................        (1.76)             (1.09)
                                                                  -------            -------
Total loss from investment operations.......................        (1.81)             (1.09)
                                                                  -------            -------
Net asset value, end of period..............................      $  5.05            $  6.86
                                                                  =======            =======
TOTAL RETURN+...............................................       (26.38)%           (13.71)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         2.01%(3)           1.61%(2)
Net investment loss.........................................        (0.78)%(3)         (0.08)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $91                $32
Portfolio turnover rate.....................................           36%                53%

CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $  6.84            $  7.95
                                                                  -------            -------
Loss from investment operations:
   Net investment loss......................................        (0.09)             (0.02)
   Net realized and unrealized loss.........................        (1.74)             (1.09)
                                                                  -------            -------
Total loss from investment operations.......................        (1.83)             (1.11)
                                                                  -------            -------
Net asset value, end of period..............................      $  5.01            $  6.84
                                                                  =======            =======
TOTAL RETURN+...............................................       (26.75)%           (13.96)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         2.78%(3)           2.37%(2)
Net investment loss.........................................        (1.55)%(3)         (0.79)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $1,046               $475
Portfolio turnover rate.....................................           36%                53%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR      JULY 28, 1997*
                                                                   ENDED             THROUGH
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $  6.86            $  7.95
                                                                  -------            -------

Income (loss) from investment operations:
   Net investment income....................................         0.02            --
   Net realized and unrealized loss.........................        (1.85)             (1.09)
                                                                  -------            -------

Total loss from investment operations.......................        (1.83)             (1.09)
                                                                   ------             ------

Net asset value, end of period..............................      $  5.03            $  6.86
                                                                  =======            =======

TOTAL RETURN+...............................................       (26.68)%           (13.71)%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses....................................................         1.78%(3)           1.35%(2)

Net investment income (loss)................................        (0.55)%(3)          0.22%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands.....................         $327                 $9

Portfolio turnover rate.....................................           36%                53%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND
MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Precious Metals and Minerals Trust (the "Fund"), formerly Dean Witter Precious Metals and Minerals Trust at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 7, 1998

    MORGAN STANLEY DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC.


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, dated June 30, 1999, which was filed electronically pursuant to Regulation S-T on June 24, 1999 ("Post-Effective Amendment No. 26") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3129 and 2-70421) (the "Registration Statement").


ITEM 16. EXHIBITS

(1) Articles of Incorporation dated October 21, 1993 ("Articles") (incorporated herein by reference to Exhibit 1(a) of Registrant's Post-Effective Amendment No. 18 filed on April 23, 1996 ("Post-Effective Amendment No. 18")); Amendment to Article Establishing and Designating Additional
    Classes of Stock (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 21 filed on July 18, 1997 ("Post Effective Amendment No. 21"))

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 25 filed on April 29, 1999 ("Post-Effective Amendment No. 25"))

(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) Investment Management Agreement (incorporated herein by reference to
    Exhibit 5 to Post-Effective Amendment No. 25)

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 25)

  (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 21.

  (c) Form of Selected Dealer Agreement (incorporated herein by reference to
        Exhibit 5(b) to Registrant's Post-Effective Amendment No. 25

(8) Not Applicable

(9) (a) Custody Agreement dated February 24, 1994 (incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 18)

  (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 25)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 21)

  (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 25)

(11) (a) Opinion and consent of Mayer, Brown & Platt

   (b) Opinion and consent of Piper & Marbury L.L.P.

(12) Opinion and consent of Mayer, Brown & Platt regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 25)

(14)  Consent of Independent Accountants

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended February 28, 1999 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on April 16, 1999)

  (b) Form of Proxy

  (c) Voting Information Card (incorporated herein by reference to Exhibit 17 of the Initial Registration Statement on Form N-14).


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of August, 1999.


                                 MORGAN STANLEY DEAN WITTER NATURAL RESOURCE
                                 DEVELOPMENT SECURITIES INC.


                                 By: /s/ Barry Fink

                                     Barry Fink
                                     Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.





           SIGNATURE                             TITLE                        DATE
------------------------------   ------------------------------------   ----------------
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     President, Chief Executive Officer,
  ............................
                                 Trustee and Chairman                   August 25, 1999
2. Principal Financial Officer
  /s/ Thomas F. Caloia           Treasurer and Principal
  ............................
                                 Accounting Officer                     August 25, 1999
3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                August 25, 1999
  ............................
  /s/ Edwin J. Garn              Trustee                                August 25, 1999
  ............................
  /s/ John R. Haire              Trustee                                August 25, 1999
  ............................
  /s/ Wayne E. Hedien            Trustee                                August 25, 1999
  ............................
  /s/ Manuel H. Johnson          Trustee                                August 25, 1999
  ............................
  /s/ Michael E. Nugent          Trustee                                August 25, 1999
  ............................
  /s/ John L. Schroeder          Trustee                                August 25, 1999
  ............................
  /s/ Philip J. Purcell          Trustee                                August 25, 1999
  ............................